UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Focused Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President AIG SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

ANNUAL REPORT 2007

AIG SUNAMERICA

Focused Portfolios

■  Focused Asset Allocation Strategies

■  Focused Portfolios

October 31, 2007  ANNUAL REPORT

SunAmerica Focused Portfolios

SunAmerica Focused Asset Allocation Strategies

Focused Equity Strategy Portfolio (FESAX)

Focused Multi-Asset Strategy Portfolio (FASAX)

Focused Balanced Strategy Portfolio (FBAAX)

Focused Fixed Income and Equity Strategy Portfolio (FFEAX)

Focused Fixed Income Strategy Portfolio

SunAmerica Focused Large-Cap Growth Portfolio (SSFAX)

SunAmerica Focused Growth Portfolio* (SSAAX)

SunAmerica Focused Mid-Cap Growth Portfolio (FMGWX)

SunAmerica Focused Small-Cap Growth Portfolio (NSKAX)

SunAmerica Focused Large-Cap Value Portfolio (SSLAX)

SunAmerica Focused Value Portfolio* (SFVAX)

SunAmerica Focused Mid-Cap Value Portfolio (FMVPX)

SunAmerica Focused Small-Cap Value Portfolio (SSSAX)

SunAmerica Focused Growth and Income Portfolio (FOGAX)

SunAmerica Focused International Equity Portfolio (SFINX)

SunAmerica Focused Technology Portfolio (STNAX)

SunAmerica Focused Dividend Strategy Portfolio (FDSAX)

SunAmerica Focused StarALPHA Portfolio (FSAPX)

*  As of November 21, 2006, the names of the Focused Multi-Cap Growth Portfolio and Focused Multi-Cap Value Portfolio were changed to the Focused Growth Portfolio and Focused Value Portfolio, respectively.

Table of Contents

A Message from the President	1

Expense Example	3

Statement of Assets and Liabilities	10

Statement of Operations	18

Statement of Changes in Net Assets	22

Financial Highlights	28

Portfolio of Investments	44

Notes to Financial Statements	86

Report of Independent Registered Public Accounting Firm	117

Approval of Advisory Agreements	118

Director and Officer Information	126

Shareholder Tax Information	130

Comparisons: Portfolios vs. Indexes	132

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Focused Portfolios for the period ended October 31, 2007.

SunAmerica Focused Portfolios' managers were able to add value for our investors during a 12-month period when equity indices experienced great volatility but overall moved higher, with all styles and capitalization ranges posting gains. Indeed, on an absolute basis, all of the Portfolios produced positive returns. Ten SunAmerica Focused Portfolios and four Focused Asset Allocation Strategies outperformed their respective benchmark index and/or Lipper peer group for the 12-month period ended October 31, 2007.

Plus, AIG SunAmerica continued to enhance its array of focused investment options to help you and your adviser fulfill your asset allocation objectives.

•  We introduced Focused StarALPHA Portfolio on May 3, 2007. Focused StarALPHA Portfolio is a new generation of Focused investing.1 It is a fund that allows the portfolio managers to think out-of-the-box and "go anywhere" among asset classes in search of the best opportunities they believe will help them create Alpha. Alpha is the percentage measure of a portfolio's return in excess of the portfolio's relevant market index's return, adjusted for risk. In the broadest sense, Alpha gives an indication of how much the portfolio manager's stock selections contribute to overall performance. Our five managers—representing proven Focused Portfolio subadvisers—each select up to 10 of their favorite stocks from any asset class, sector or industry regardless of size or market capitalization.2 For the period from its inception on May 2 through October 31, 2007, the Portfolio outperformed its benchmark index.

•  We changed the names of our Focused Multi-Cap Growth Portfolio and Focused Multi-Cap Value Portfolio during the reporting period to Focused Growth Portfolio and Focused Value Portfolio, respectively, to better reflect the flexibility these portfolios have to seek investment opportunities in the market capitalization that may be in favor at any given time.

•  Most importantly, we enthusiastically welcomed several new portfolio managers and are extremely proud that many world-class managers lend their stock-picking talents and market insights to our SunAmerica Focused Portfolios.

SunAmerica Focused Large-Cap Growth Portfolio was the first multi-managed focused mutual fund on Wall Street—it outperformed its benchmark and Lipper peer group average for the year. Today, our family of Focused Portfolios includes 13 mutual funds. Each of these Portfolios seeks either growth of capital over the long term or total return (including capital appreciation and current income). After all, maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. In a 12-month period like the one ended October 31, 2007, such a perspective is especially important. By staying invested in assets allocated based on your individual goals, you may potentially lessen the effects of short-term dips, such as that experienced this past summer, still gain ground on an absolute basis, and keep time on your side.

Remember, the SunAmerica Focused Portfolios feature proven managers, each of whom selects their top stocks for the Portfolio.1 We believe this focused strategy, which is used by many institutional investors,

Past performance is no guarantee of future results.

A MESSAGE FROM THE PRESIDENT — (continued)

offers efficient asset allocation opportunities3 and avoids portfolio dilution and overdiversification. Whether you invest in the Focused Portfolios separately or you invest in a predetermined mix of them through our Focused Asset Allocation Strategies, we believe the multi-managed portfolios we offer provide essential building blocks for a well-constructed equity portfolio.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Focused Portfolios for the period ended October 31, 2007. You will also find a comprehensive view of the Portfolio's performance and our management strategies along with a discussion from one manager of each of the Portfolios.

We thank you for being a part of the SunAmerica Focused Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
AIG SunAmerica Asset Management Corp.

Introducing AIG SunAmerica Focused StarALPHA Portfolio!

Five proven managers — Thornburg, BlackRock, Janus, Kinetics, AIG SunAmerica — each going anywhere to select their 10 favorite stocks of any investment style or market cap, all in 1 mutual fund.

Visit www.sunamericafunds.com for more details.

1Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Occasionally, the advisers' securities selection may overlap thus increasing the impact of that holding on the portfolio. The Focused Dividend Strategy Portfolio employs a "buy and hold" strategy with up to 30 high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and broader market. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by AIG SunAmerica Asset Management Corp.

2Stocks of small-cap and mid-cap companies are generally more volatile than, and not as readily marketable as those of large companies, and may have less resources and a greater risk of business failure than do large companies.

3Asset allocation does not guarantee profit, nor does it protect against loss.

EXPENSE EXAMPLE — October 31, 2007 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Focused Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A of Focused International Equity Portfolio only) and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2007 and held until October 31, 2007.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period ended October 31, 2007" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I the "Expenses Paid During the Period ended October 31, 2007" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period ended October 31, 2007" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Portfolios' prospectus and/or your retirement plan document for a full description of these fees. Had these fees been included, the "Expenses Paid During the Period ended October 31, 2007" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I the "Expenses Paid During the Period ended October 31, 2007" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period ended October 31, 2007" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Portfolio's prospectus and/or your retirement plan document for a full description of these fees. Had these fees been included, the "Expenses Paid During the Period ended October 31, 2007" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A of Focused International Equity Portfolio only); small account fees and administrative fees, if applicable to your account. Please refer to the Portfolio's Prospectus and/or your qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2007 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2007	Ending Account Value Using Actual Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Beginning Account Value At May 1, 2007	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Expense Ratio as of October 31, 2007*
Focused Equity Strategy†
Class A	$1,000.00	$1,095.58	$0.95	$1,000.00	$1,024.30	$0.92	0.18%
Class B	$1,000.00	$1,092.09	$4.43	$1,000.00	$1,020.97	$4.28	0.84%
Class C	$1,000.00	$1,092.04	$4.27	$1,000.00	$1,021.12	$4.13	0.81%
Class I#	$1,000.00	$1,095.68	$0.79	$1,000.00	$1,024.45	$0.77	0.15%
Focused Multi-Asset Strategy†
Class A	$1,000.00	$1,082.12	$0.89	$1,000.00	$1,024.35	$0.87	0.17%
Class B	$1,000.00	$1,078.53	$4.30	$1,000.00	$1,021.07	$4.18	0.82%
Class C	$1,000.00	$1,078.49	$4.19	$1,000.00	$1,021.17	$4.08	0.80%
Focused Balanced Strategy†
Class A	$1,000.00	$1,068.96	$0.94	$1,000.00	$1,024.30	$0.92	0.18%
Class B	$1,000.00	$1,065.66	$4.37	$1,000.00	$1,020.97	$4.28	0.84%
Class C	$1,000.00	$1,065.54	$4.27	$1,000.00	$1,021.07	$4.18	0.82%
Class I#	$1,000.00	$1,069.34	$0.78	$1,000.00	$1,024.45	$0.77	0.15%
Focused Fixed Income & Equity Strategy#†
Class A	$1,000.00	$1,043.89	$1.29	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,040.23	$4.63	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,040.97	$4.63	$1,000.00	$1,020.67	$4.58	0.90%
Focused Fixed Income Strategy#†
Class A	$1,000.00	$1,028.99	$1.28	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,025.66	$4.60	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,025.67	$4.60	$1,000.00	$1,020.67	$4.58	0.90%
Focused Large-Cap Growth@#
Class A	$1,000.00	$1,155.10	$8.31	$1,000.00	$1,017.49	$7.78	1.53%
Class B	$1,000.00	$1,151.23	$12.04	$1,000.00	$1,014.01	$11.27	2.22%
Class C	$1,000.00	$1,151.70	$11.82	$1,000.00	$1,014.22	$11.07	2.18%
Class Z	$1,000.00	$1,158.99	$4.95	$1,000.00	$1,020.62	$4.63	0.91%
Focused Growth#@(1)
Class A	$1,000.00	$1,200.31	$9.32	$1,000.00	$1,016.74	$8.54	1.68%
Class B	$1,000.00	$1,196.40	$13.12	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,196.40	$13.12	$1,000.00	$1,013.26	$12.03	2.37%
Focused Mid-Cap Growth#@
Class A	$1,000.00	$1,156.25	$9.35	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,153.33	$12.86	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,153.23	$12.86	$1,000.00	$1,013.26	$12.03	2.37%

EXPENSE EXAMPLE — October 31, 2007 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2007	Ending Account Value Using Actual Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Beginning Account Value At May 1, 2007	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Expense Ratio as of October 31, 2007*
Focused Small Cap Growth@
Class A	$1,000.00	$1,116.40	$8.91	$1,000.00	$1,016.79	$8.49	1.67%
Class B#	$1,000.00	$1,113.07	$12.62	$1,000.00	$1,013.26	$12.03	2.37%
Class C#	$1,000.00	$1,112.87	$12.46	$1,000.00	$1,013.41	$11.88	2.34%
Class I#	$1,000.00	$1,116.68	$8.64	$1,000.00	$1,017.04	$8.24	1.62%
Focused Large-Cap Value@
Class A	$1,000.00	$1,034.74	$8.82	$1,000.00	$1,016.53	$8.74	1.72%
Class B#	$1,000.00	$1,031.81	$12.14	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,031.74	$12.34	$1,000.00	$1,013.06	$12.23	2.41%
Focused Value@(1)
Class A	$1,000.00	$1,078.60	$8.64	$1,000.00	$1,016.89	$8.39	1.65%
Class B	$1,000.00	$1,074.88	$12.19	$1,000.00	$1,013.46	$11.82	2.33%
Class C	$1,000.00	$1,074.95	$12.08	$1,000.00	$1,013.56	$11.72	2.31%
Focused Mid-Cap Value#@
Class A	$1,000.00	$1,094.21	$9.08	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,090.40	$12.49	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,091.02	$12.49	$1,000.00	$1,013.26	$12.03	2.37%
Focused Small-Cap Value@
Class A	$1,000.00	$1,014.86	$8.63	$1,000.00	$1,016.64	$8.64	1.70%
Class B#	$1,000.00	$1,011.24	$12.01	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,011.20	$12.01	$1,000.00	$1,013.26	$12.03	2.37%
Focused Growth and Income@
Class A	$1,000.00	$1,080.60	$8.55	$1,000.00	$1,016.99	$8.29	1.63%
Class B#	$1,000.00	$1,076.60	$12.40	$1,000.00	$1,013.26	$12.03	2.37%
Class C#	$1,000.00	$1,076.64	$12.04	$1,000.00	$1,013.61	$11.67	2.30%
Focused International Equity#@
Class A	$1,000.00	$1,085.74	$10.25	$1,000.00	$1,015.38	$9.91	1.95%
Class B	$1,000.00	$1,082.56	$13.65	$1,000.00	$1,012.10	$13.19	2.60%
Class C	$1,000.00	$1,082.19	$13.65	$1,000.00	$1,012.10	$13.19	2.60%
Focused Technology#@
Class A	$1,000.00	$1,169.67	$10.72	$1,000.00	$1,015.32	$9.96	1.96%
Class B	$1,000.00	$1,167.71	$14.21	$1,000.00	$1,012.10	$13.19	2.60%
Class C	$1,000.00	$1,167.71	$14.21	$1,000.00	$1,012.10	$13.19	2.60%

EXPENSE EXAMPLE — October 31, 2007 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2007	Ending Account Value Using Actual Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Beginning Account Value At May 1, 2007	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Expense Ratio as of October 31, 2007*
Focused Dividend Strategy Portfolio#@
Class A	$1,000.00	$1,076.89	$4.97	$1,000.00	$1,020.42	$4.84	0.95%
Class B	$1,000.00	$1,073.67	$8.36	$1,000.00	$1,017.14	$8.13	1.60%
Class C	$1,000.00	$1,073.72	$8.36	$1,000.00	$1,017.14	$8.13	1.60%
Focused StarALPHA#
Class A	$1,000.00	$1,097.60	$8.99	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$1,095.20	$12.38	$1,000.00	$1,013.26	$12.03	2.37%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period,multiplied by 184 days divided by 365 days, except for the Focused Star ALPHA Portfolio "Actual Return" information which was multiplied by 182 days divided by 365. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A of Focused International Equity Portfolio only), small account fees and administrative fees, if applicable to your account. Please refer to the Portfolio's prospectus and/or your qualified retirement plan document for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value"would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2007" and the "Expense Ratios"would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2007" and the "Expense Ratios"would have been lower.

†  Does not include the expenses of the underlying Funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios"would have been higher and the "Actual/Hypothetical Ending Account Value"would have been lower.

(1)  See Note 1

@  Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's expenses have been reduced. Had the expense reductions been applied the Expense Example would have been as follows:

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2007	Ending Account Value Using Actual Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Beginning Account Value At May 1, 2007	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Expense Ratio as of October 31, 2007*
Focused Large-Cap Growth#
Class A	$1,000.00	$1,155.10	$8.20	$1,000.00	$1,017.59	$7.68	1.51%
Class B	$1,000.00	$1,151.23	$11.93	$1,000.00	$1,014.12	$11.17	2.20%
Class C	$1,000.00	$1,151.70	$11.71	$1,000.00	$1,014.32	$10.97	2.16%
Class Z	$1,000.00	$1,158.99	$4.84	$1,000.00	$1,020.72	$4.53	0.89%
Focused Growth#(1)
Class A	$1,000.00	$1,200.31	$9.26	$1,000.00	$1,016.79	$8.49	1.67%
Class B	$1,000.00	$1,196.40	$13.07	$1,000.00	$1,013.31	$11.98	2.36%
Class C	$1,000.00	$1,196.40	$13.07	$1,000.00	$1,013.31	$11.98	2.36%

EXPENSE EXAMPLE — October 31, 2007 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2007	Ending Account Value Using Actual Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Beginning Account Value At May 1, 2007	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Expense Ratio as of October 31, 2007*
Focused Mid-Cap Growth#
Class A	$1,000.00	$1,156.25	$8.86	$1,000.00	$1,016.99	$8.29	1.63%
Class B	$1,000.00	$1,153.33	$12.43	$1,000.00	$1,013.71	$11.57	2.28%
Class C	$1,000.00	$1,153.23	$12.43	$1,000.00	$1,013.66	$11.62	2.29%
Focused Small Cap Growth
Class A	$1,000.00	$1,116.40	$8.80	$1,000.00	$1,016.89	$8.39	1.65%
Class B#	$1,000.00	$1,113.07	$12.52	$1,000.00	$1,013.36	$11.93	2.35%
Class C#	$1,000.00	$1,112.87	$12.36	$1,000.00	$1,013.51	$11.77	2.32%
Class I#	$1,000.00	$1,116.68	$8.54	$1,000.00	$1,017.14	$8.13	1.60%
Focused Large-Cap Value
Class A	$1,000.00	$1,034.74	$8.72	$1,000.00	$1,016.64	$8.64	1.70%
Class B#	$1,000.00	$1,031.81	$12.03	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$1,031.74	$12.24	$1,000.00	$1,013.16	$12.13	2.39%
Focused Value(1)
Class A	$1,000.00	$1,078.60	$8.54	$1,000.00	$1,016.99	$8.29	1.63%
Class B	$1,000.00	$1,074.88	$12.08	$1,000.00	$1,013.56	$11.72	2.31%
Class C	$1,000.00	$1,074.95	$11.98	$1,000.00	$1,013.66	$11.62	2.29%
Focused Mid-Cap Value#
Class A	$1,000.00	$1,094.21	$8.82	$1,000.00	$1,016.79	$8.49	1.67%
Class B	$1,000.00	$1,090.40	$12.22	$1,000.00	$1,013.51	$11.77	2.32%
Class C	$1,000.00	$1,091.02	$12.23	$1,000.00	$1,013.51	$11.77	2.32%
Focused Small Cap Value
Class A	$1,000.00	$1,014.86	$8.48	$1,000.00	$1,016.79	$8.49	1.67%
Class B#	$1,000.00	$1,011.24	$11.91	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$1,011.20	$11.86	$1,000.00	$1,013.41	$11.88	2.34%
Focused Growth and Income
Class A	$1,000.00	$1,080.60	$8.39	$1,000.00	$1,017.14	$8.13	1.60%
Class B#	$1,000.00	$1,076.60	$12.25	$1,000.00	$1,013.41	$11.88	2.34%
Class C#	$1,000.00	$1,076.64	$11.88	$1,000.00	$1,013.76	$11.52	2.27%
Focused International Equity#
Class A	$1,000.00	$1,085.74	$10.25	$1,000.00	$1,015.38	$9.91	1.95%
Class B	$1,000.00	$1,082.56	$13.65	$1,000.00	$1,012.10	$13.19	2.60%
Class C	$1,000.00	$1,082.19	$13.65	$1,000.00	$1,012.10	$13.19	2.60%

EXPENSE EXAMPLE — October 31, 2007 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value At May 1, 2007	Ending Account Value Using Actual Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Beginning Account Value At May 1, 2007	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2007	Expenses Paid During the Period Ended October 31, 2007*	Expense Ratio as of October 31, 2007*
Focused Technology#
Class A	$1,000.00	$1,169.67	$10.72	$1,000.00	$1,015.32	$9.96	1.96%
Class B	$1,000.00	$1,167.71	$14.15	$1,000.00	$1,012.15	$13.14	2.59%
Class C	$1,000.00	$1,167.71	$14.15	$1,000.00	$1,012.15	$13.14	2.59%
Focused Dividend Strategy Portfolio#
Class A	$1,000.00	$1,076.89	$4.97	$1,000.00	$1,020.42	$4.84	0.95%
Class B	$1,000.00	$1,073.67	$8.36	$1,000.00	$1,017.14	$8.13	1.60%
Class C	$1,000.00	$1,073.72	$8.36	$1,000.00	$1,017.14	$8.13	1.60%
Focused StarALPHA#
Class A	$1,000.00	$1,097.60	$8.94	$1,000.00	$1,016.59	$8.69	1.71%
Class C	$1,000.00	$1,095.20	$12.33	$1,000.00	$1,013.31	$11.98	2.36%

(This page intentionally left blank.)

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$—	$—	$—	$—	$—
Long-term investment securities, at market value (affiliated)*	634,095,438	907,527,223	446,735,856	58,286,213	22,963,618
Short-term investment securities, at market value*	—	—	—	—	—
Repurchase agreements (cost approximates market value)	—	—	—	—	—
Total investments	634,095,438	907,527,223	446,735,856	58,286,213	22,963,618
Cash	—	—	—	—	—
Foreign cash*	—	—	—	—	—
Receivable for— Fund shares sold	494,116	1,026,414	386,868	165,745	19,316
Dividends and interest	—	—	—	—	—
Investments sold	—	—	—	—	—
Prepaid expenses and other assets	1,554	1,796	1,398	1,053	1,020
Due from investment advisor for expense reimbursements/fee waivers	—	—	2,812	—	2,682
Variation margin on futures contracts	—	—	—	—	—
Due from broker	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Total assets	634,591,108	908,555,433	447,126,934	58,453,011	22,986,636
LIABILITIES:
Payable for— Fund shares redeemed	1,023,063	1,528,610	854,633	4,512	72,745
Investments purchased	—	—	—	—	—
Investment advisory and management fees	53,282	76,079	37,597	4,893	1,953
Distribution and service maintenance fees	237,876	328,236	162,277	19,663	7,954
Transfer agent fees and expenses	51,777	61,277	34,897	6,073	3,028
Directors' fees and expenses	24,403	25,446	21,130	3,477	1,342
Other accrued expenses	93,342	68,975	67,700	36,075	36,217
Line of credit	—	—	—	—	—
Dividends payable	—	—	—	—	74,663
Due to investment advisor for expense recoupment	878	—	—	6,376	—
Due to custodian	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Total liabilities	1,484,621	2,088,623	1,178,234	81,069	197,902
Net Assets	$633,106,487	$906,466,810	$445,948,700	$58,371,942	$22,788,734
*Cost
Long-term investment securities (unaffiliated)	$—	$—	$—	$—	$—
Long-term investment securities (affiliated)	$581,380,124	$815,346,695	$420,869,278	$56,150,056	$22,626,163
Short-term investment securities	$—	$—	$—	$—	$—
Foreign cash	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$3,001	$4,384	$2,515	$403	$172
Paid-in capital	470,592,785	671,613,783	364,082,547	52,571,140	21,940,488
	470,595,786	671,618,167	364,085,062	52,571,543	21,940,660
Accumulated undistributed net investment income (loss)	(25,965)	2,608,694	619,605	154,865	(23,614)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	109,821,352	140,059,421	55,377,455	3,509,377	534,233
Unrealized appreciation (depreciation) on investments	52,715,314	92,180,528	25,866,578	2,136,157	337,455
Unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—	—	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net Assets	$633,106,487	$906,466,810	$445,948,700	$58,371,942	$22,788,734
Class A:
Net assets	$196,205,836	$304,983,999	$147,508,254	$22,365,107	$8,519,707
Shares outstanding	9,201,892	14,646,550	8,315,073	1,541,746	642,371
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$21.32	$20.82	$17.74	$14.51	$13.26
Maximum sales charge (5.75% of offering price)	1.30	1.27	1.08	0.89	0.81
Maximum offering price to public	$22.62	$22.09	$18.82	$15.40	$14.07
Class B:
Net assets	$124,753,763	$175,762,523	$103,744,017	$12,773,999	$5,399,368
Shares outstanding	5,943,394	8,532,230	5,859,346	881,615	407,470
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$20.99	$20.60	$17.71	$14.49	$13.25
Class C:
Net assets	$309,752,971	$425,720,288	$191,694,861	$23,232,836	$8,869,659
Shares outstanding	14,748,152	20,657,353	10,806,157	1,603,572	669,506
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$21.00	$20.61	$17.74	$14.49	$13.25
Class I:
Net assets	$2,393,917	$—	$3,001,568	$—	$—
Shares outstanding	112,383	—	169,260	—	—
Net asset value, offering and redemption price per share	$21.30	$—	$17.73	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio†	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$813,185,514	$540,825,727	$98,747,253	$315,446,213	$234,391,670
Long-term investment securities, at market value (affiliated)*	—	—	—	—	—
Short-term investment securities, at market value*	199,988	9,200,000	6,828,000	—	—
Repurchase agreements (cost approximates market value)	5,360,000	48,731,000	—	35,681,000	16,152,000
Total investments	818,745,502	598,756,727	105,575,253	351,127,213	250,543,670
Cash	318,660	22,184	—	1,260	523
Foreign cash*	—	—	—	—	—
Receivable for— Fund shares sold	168,514	983,690	134,772	466,816	45,374
Dividends and interest	502,413	60,467	8,774	4,000	242,776
Investments sold	28,755,848	1,290,432	79,981	10,987,734	6,050,357
Prepaid expenses and other assets	578,040	8,223	17,406	31,746	30,308
Due from investment advisor for expense reimbursements/fee waivers	14,079	—	13,384	1,231	3,734
Variation margin on futures contracts	—	—	—	—	—
Due from broker	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Total assets	849,083,056	601,121,723	105,829,570	362,620,000	256,916,742
LIABILITIES:
Payable for— Fund shares redeemed	1,713,416	308,456	228,899	659,795	388,630
Investments purchased	394,237	5,338,783	1,852,576	5,355,079	21,540,451
Investment advisory and management fees	598,360	489,730	86,482	300,534	201,398
Distribution and service maintenance fees	415,668	239,638	34,205	158,025	116,668
Transfer agent fees and expenses	293,755	179,577	21,855	90,160	61,299
Directors' fees and expenses	189,427	54,167	430	16,302	34,362
Other accrued expenses	262,661	97,804	87,853	106,726	122,800
Line of credit	270,829	—	—	—	332,683
Dividends payable	—	—	—	—	—
Due to investment advisor for expense recoupment	—	418	—	—	—
Due to custodian	—	300	33,359	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Total liabilities	4,138,353	6,708,873	2,345,659	6,686,621	22,798,291
Net Assets	$844,944,703	$594,412,850	$103,483,911	$355,933,379	$234,118,451
*Cost
Long-term investment securities (unaffiliated)	$628,817,853	$385,536,489	$87,801,508	$241,064,247	$212,645,613
Long-term investment securities (affiliated)	$—	$—	$—	$—	$—
Short-term investment securities	$199,988	$9,200,000	$6,828,000	$—	$—
Foreign cash	$2	$(269)	$—	$—	$—

† See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio†	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$3,933	$1,953	$596	$1,828	$1,313
Paid-in capital	859,402,481	426,502,295	77,213,458	226,000,206	146,257,163
	859,406,414	426,504,248	77,214,054	226,002,034	146,258,476
Accumulated undistributed net investment income (loss)	(5,201,125)	(56,457)	(1,324)	(17,704)	899,587
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(193,628,247)	12,675,852	15,325,436	55,567,083	65,214,331
Unrealized appreciation (depreciation) on investments	184,367,663	155,289,238	10,945,745	74,381,966	21,746,057
Unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—	—	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	(2)	(31)	—	—	—
Net Assets	$844,944,703	$594,412,850	$103,483,911	$355,933,379	$234,118,451
Class A:
Net assets	$395,799,804	$466,804,573	$95,996,838	$245,208,427	$152,127,620
Shares outstanding	18,012,942	15,066,727	5,519,571	12,289,957	8,371,575
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$21.97	$30.98	$17.39	$19.95	$18.17
Maximum sales charge (5.75% of offering price)	1.34	1.89	1.06	1.22	1.11
Maximum offering price to public	$23.31	$32.87	$18.45	$21.17	$19.28
Class B:
Net assets .	$125,350,064	$58,601,869	$1,471,919	$32,424,213	$22,719,255
Shares outstanding	6,075,345	2,051,116	85,834	1,771,211	1,321,935
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$20.63	$28.57	$17.15	$18.31	$17.19
Class C:
Net assets	$232,637,381	$69,006,408	$6,015,154	$64,807,665	$59,271,576
Shares outstanding	11,263,180	2,415,759	350,514	3,552,793	3,440,832
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$20.65	$28.57	$17.16	$18.24	$17.23
Class I:
Net assets	$—	$—	$—	$13,493,074	$—
Shares outstanding	—	—	—	664,864	—
Net asset value, offering and redemption price per share	$—	$—	$—	$20.29	$—
Class Z:
Net assets	$91,157,454	$—	$—	$—	$—
Shares outstanding	3,982,554	—	—	—	—
Net asset value, offering and redemption price per share	$22.89	$—	$—	$—	$—

† See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Value Portfolio†	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$778,170,731	$100,717,733	$274,544,675	$569,480,921	$387,243,707
Long-term investment securities, at market value (affiliated)*	—	—	—	—	—
Short-term investment securities, at market value*	—	3,986,000	—	6,564,987	2,437,000
Repurchase agreements (cost approximates market value)	53,057,000	—	5,818,000	67,498,000	1,842,000
Total investments	831,227,731	104,703,733	280,362,675	643,543,908	391,522,707
Cash	1,114	—	2,624	2,373	487
Foreign cash*	327,509	62,391	—	86	647,956
Receivable for— Fund shares sold	1,169,309	107,558	39,237	221,164	252,818
Dividends and interest	901,011	55,820	56,682	477,883	1,204,611
Investments sold	2,490,728	—	8,727,744	22,970,804	5,166,771
Prepaid expenses and other assets	42,773	14,838	28,788	50,456	2,691
Due from investment advisor for expense reimbursements/fee waivers	—	11,173	4,261	—	10,279
Variation margin on futures contracts	—	—	12,240	—	—
Due from broker	—	—	30,600	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Total assets	836,160,175	104,955,513	289,264,851	667,266,674	398,808,320
LIABILITIES:
Payable for— Fund shares redeemed	1,848,814	223,690	1,046,062	860,284	461,861
Investments purchased	1,588,335	93,504	4,700,607	53,116,327	—
Investment advisory and management fees	696,615	86,927	241,827	528,382	407,990
Distribution and service maintenance fees	452,531	36,215	145,096	294,698	151,140
Transfer agent fees and expenses	179,273	21,129	84,478	144,640	81,929
Directors' fees and expenses	55,795	774	31,342	29,487	10,739
Other accrued expenses	146,914	80,896	79,995	92,064	143,388
Line of credit	—	—	—	—	149,798
Dividends payable	—	—	—	—	—
Due to investment advisor for expense recoupment	—	—	—	1,154	—
Due to custodian	—	22,825	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	1,398,078
Total liabilities	4,968,277	565,960	6,329,407	55,067,036	2,804,923
Net Assets	$831,191,898	$104,389,553	$282,935,444	$612,199,638	$396,003,397
*Cost
Long-term investment securities (unaffiliated)	$649,648,377	$79,027,913	$252,294,213	$509,882,933	$319,059,715
Long-term investment securities (affiliated)	$—	$—	$—	$—	$—
Short-term investment securities	$—	$3,986,000	$—	$6,564,987	$2,437,000
Foreign cash	$321,132	$62,086	$—	$71	$637,514

† See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Value Portfolio†	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$3,174	$588	$1,482	$2,878	$1,738
Paid-in capital	562,885,789	77,033,205	235,293,058	478,970,178	273,291,325
	562,888,963	77,033,793	235,294,540	478,973,056	273,293,063
Accumulated undistributed net investment income (loss)	656,935	(5,770)	(31,078)	(35,023)	1,345,967
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	139,117,237	5,670,304	25,393,100	73,663,602	54,553,908
Unrealized appreciation (depreciation) on investments	128,522,354	21,689,820	22,250,462	59,597,988	68,183,992
Unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	28,420	—	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	6,409	1,406	—	15	(1,373,533)
Net Assets	$831,191,898	$104,389,553	$282,935,444	$612,199,638	$396,003,397
Class A:
Net assets	$450,471,696	$93,761,720	$175,136,907	$417,035,250	$327,617,115
Shares outstanding	16,833,526	5,275,771	8,842,462	19,203,416	14,294,672
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$26.76	$17.77	$19.81	$21.72	$22.92
Maximum sales charge (5.75% of offering price)	1.63	1.08	1.21	1.33	1.40
Maximum offering price to public	$28.39	$18.85	$21.02	$23.05	$24.32
Class B:
Net assets	$157,513,905	$1,815,278	$35,119,908	$62,409,761	$20,803,538
Shares outstanding	6,164,963	103,086	1,950,957	3,062,145	938,847
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$25.55	$17.61	$18.00	$20.38	$22.16
Class C:
Net assets	$223,206,297	$8,812,555	$72,678,629	$132,754,627	$47,582,744
Shares outstanding	8,742,778	500,192	4,024,619	6,516,009	2,151,126
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$25.53	$17.62	$18.06	$20.37	$22.12
Class I:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

† See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$79,238,527	$186,865,668	$140,710,138
Long-term investment securities, at market value (affiliated)*	—	—	—
Short-term investment securities, at market value*	—	—	5,603,000
Repurchase agreements (cost approximates market value)	3,776,000	4,619,000	4,075,000
Total investments	83,014,527	191,484,668	150,388,138
Cash	1,806	220	358,556
Foreign cash*	—	—	86,229
Receivable for— Fund shares sold	25,982	106,107	1,106,929
Dividends and interest	4,574	173,683	70,669
Investments sold	—	—	3,065,847
Prepaid expenses and other assets	8,623	8,399	4,224
Due from investment advisor for expense reimbursements/fee waivers	14,002	15,662	—
Variation margin on futures contracts	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Total assets	83,069,514	191,788,739	155,080,592
LIABILITIES:
Payable for— Fund shares redeemed	184,322	289,538	217,268
Investments purchased	—	—	4,176,927
Investment advisory and management fees	84,260	56,955	122,599
Distribution and service maintenance fees	44,212	128,479	48,471
Transfer agent fees and expenses	37,861	47,329	40,925
Directors' fees and expenses	10,511	17,833	3,411
Other accrued expenses	75,389	89,680	92,449
Line of credit	—	—	—
Dividends payable	—	—	—
Due to investment advisor for expense recoupment	—	—	35,683
Due to custodian	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	436,555	629,814	4,737,733
Net Assets	$82,632,959	$191,158,925	$150,342,859
*Cost
Long-term investment securities (unaffiliated)	$66,205,784	$177,509,855	$130,213,372
Long-term investment securities (affiliated)	$—	$—	$—
Short-term investment securities	$—	$—	$5,603,000
Foreign cash	$—	$—	$85,168

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2007 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
COMPOSITION OF NET ASSETS:
Common stock, $.0001 par value (3 billion shares authorized)	$1,083	$1,266	$1,096
Paid-in capital	229,460,533	148,979,587	140,173,335
	229,461,616	148,980,853	140,174,431
Accumulated undistributed net investment income (loss)	(10,570)	506,095	(11,749)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(159,850,830)	32,316,164	(317,707)
Unrealized appreciation (depreciation) on investments	13,032,743	9,355,813	10,496,766
Unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	1,118
Net Assets	$82,632,959	$191,158,925	$150,342,859
Class A:
Net assets	$44,560,894	$61,672,707	$139,421,011
Shares outstanding	5,717,171	4,075,324	10,158,323
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.79	$15.13	$13.72
Maximum sales charge (5.75% of offering price)	0.48	0.92	0.84
Maximum offering price to public	$8.27	$16.05	$14.56
Class B:
Net assets	$14,611,253	$40,198,867	$—
Shares outstanding	1,962,453	2,664,814	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.45	$15.09	$—
Class C:
Net assets	$23,460,812	$89,287,351	$10,921,848
Shares outstanding	3,150,324	5,920,448	797,855
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.45	$15.08	$13.69
Class I:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
Class Z:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the period ended October 31, 2007

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$—	$—	$—
Dividends (affiliated)	1,599,895	9,241,784	8,287,773	1,979,044	1,026,026
Interest (unaffiliated)	—	—	—	—	—
Total investment income*	1,599,895	9,241,784	8,287,773	1,979,044	1,026,026
Expenses:
Investment advisory and management fees	629,325	879,659	450,960	60,957	23,835
Distribution and service maintenance fees
Class A	—	—	—	—	—
Class B	814,728	1,095,781	692,454	86,741	37,469
Class C	2,005,424	2,739,731	1,277,921	162,536	59,798
Service fees Class I	—	—	—	—	—
Transfer agent fees and expenses
Class A	55,688	80,220	35,806	6,060	1,875
Class B	44,438	46,360	30,467	4,394	2,572
Class C	50,693	69,335	27,717	5,243	2,715
Class I	104	—	2,363	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	11,896	16,199	10,418	11,321	15,506
Class B	10,848	11,268	10,437	9,423	13,092
Class C	15,508	17,444	12,721	13,759	11,826
Class I	4,372	—	4,876	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	20,519	20,070	20,556	20,587	20,447
Reports to shareholders	115,340	150,214	67,724	8,504	3,749
Audit and tax fees	28,450	29,401	28,455	19,673	19,721
Legal fees	21,670	25,552	18,313	12,841	12,389
Directors' fees and expenses	40,370	53,081	29,113	4,029	1,509
Interest expense	—	—	—	—	—
Other expenses	16,113	9,442	25,612	5,842	5,338
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	3,885,486	5,243,757	2,745,913	431,910	231,841
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(4,189)	—	(7,002)	(30,241)	(74,987)
Custody credits earned on cash balances	—	—	—	—	—
Fees paid indirectly (Note 7)	—	—	—	—	—
Net expenses	3,881,297	5,243,757	2,738,911	401,669	156,854
Net investment income (loss)	(2,281,402)	3,998,027	5,548,862	1,577,375	869,172
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	—	—	—
Net realized gain (loss) on investments (affiliated)	87,269,560	104,194,203	44,017,114	2,956,596	704,133
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	44,296,477	49,067,744	21,146,757	1,328,374	86,095
Net realized gain (loss) on futures contracts and options contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	131,566,037	153,261,947	65,163,871	4,284,970	790,228
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments (affiliated)	(22,226,882)	(27,948,257)	(13,237,185)	(919,883)	(322,114)
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	(22,226,882)	(27,948,257)	(13,237,185)	(919,883)	(322,114)
Net realized and unrealized gain (loss) on investments and foreign currencies	109,339,155	125,313,690	51,926,686	3,365,087	468,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$107,057,753	$129,311,717	$57,475,548	$4,942,462	$1,337,286
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the period ended October 31, 2007 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio†	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$8,560,275	$1,391,920	$503,063	$1,638,018	$10,207,247
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	500,276	1,101,095	191,699	678,587	415,775
Total investment income*	9,060,551	2,493,015	694,762	2,316,605	10,623,022
Expenses:
Investment advisory and management fees	9,082,703	4,482,794	870,734	3,567,344	4,529,429
Distribution and service maintenance fees
Class A	2,016,710	1,156,826	286,286	847,538	1,261,362
Class B	1,616,653	600,109	10,017	341,935	273,275
Class C	2,486,788	577,468	42,450	678,075	652,263
Service fees Class I	—	—	77	31,449	—
Transfer agent fees and expenses
Class A	1,435,810	843,347	183,818	560,160	814,672
Class B	468,845	178,764	4,297	98,431	75,766
Class C	646,202	152,561	12,536	166,801	157,667
Class I	—	—	1,240	27,713	—
Class Z	87	—	—	—	—
Registration fees
Class A	6,521	16,039	10,503	10,860	12,955
Class B	8,583	10,486	5,404	9,892	7,699
Class C	9,558	9,606	5,821	11,520	8,395
Class I	—	—	4,820	9,260	—
Class Z	7,888	—	—	—	—
Custodian and accounting fees	303,553	125,633	87,298	134,817	159,950
Reports to shareholders	274,787	130,596	15,341	80,384	48,603
Audit and tax fees	38,048	38,048	40,502	38,049	34,968
Legal fees	20,264	16,380	9,208	14,305	22,792
Directors' fees and expenses	79,815	24,981	4,428	22,060	35,791
Interest expense	198,192	8,698	771	9,502	115,233
Other expenses	38,716	17,644	11,057	17,339	21,991
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	18,739,723	8,389,980	1,606,608	6,677,434	8,232,811
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(27,114)	10,632	(74,475)	(9,128)	(12,327)
Custody credits earned on cash balances	—	(7,400)	(399)	(9,879)	(5,242)
Fees paid indirectly (Note 7)	(253,130)	(31,607)	(53,588)	(45,545)	(50,289)
Net expenses	18,459,479	8,361,605	1,478,146	6,612,882	8,164,953
Net investment income (loss)	(9,398,928)	(5,868,590)	(783,384)	(4,296,277)	2,458,069
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	230,905,549	33,856,774	16,335,837	55,595,542	116,769,581
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	—	—	58,402
Net realized foreign exchange gain (loss) on other assets and liabilities	—	(116,015)	—	—	—
Net realized gain (loss) on investments and foreign currencies	230,905,549	33,740,759	16,335,837	55,595,542	116,827,983
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(25,982,131)	90,497,804	4,488,474	18,628,962	(57,182,953)
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—	—	(57,226)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(2)	(31)	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	(25,982,133)	90,497,773	4,488,474	18,628,962	(57,240,179)
Net realized and unrealized gain (loss) on investments and foreign currencies	204,923,416	124,238,532	20,824,311	74,224,504	59,587,804
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$195,524,488	$118,369,942	$20,040,927	$69,928,227	$62,045,873
*Net of foreign withholding taxes on interest and dividends of	$20,318	$47,081	$2,266	$—	$—

† See Note 1

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the period ended October 31, 2007 — (continued)

	Focused Value Portfolio†	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$14,128,686	$1,042,495	$4,265,657	$5,937,883	$8,091,646
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	1,699,516	131,031	444,791	1,702,372	381,277
Total investment income*	15,828,202	1,173,526	4,710,448	7,640,255	8,472,923
Expenses:
Investment advisory and management fees	7,043,101	874,890	3,353,395	4,809,703	4,504,738
Distribution and service maintenance fees
Class A	1,155,021	278,059	727,759	1,022,706	1,030,229
Class B	1,655,366	14,508	423,061	649,976	204,214
Class C	2,087,675	65,601	851,019	1,237,709	456,066
Service fees Class I	—	81	—	—	—
Transfer agent fees and expenses
Class A	774,416	178,300	496,755	676,417	663,370
Class B	409,467	5,254	115,729	171,008	55,087
Class C	497,605	16,749	209,129	295,030	111,561
Class I	—	1,645	—	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	14,929	8,556	8,533	13,443	15,936
Class B	12,363	5,451	9,934	9,918	8,302
Class C	13,660	6,146	9,880	10,014	8,845
Class I	—	4,782	—	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	261,994	80,068	137,011	118,818	359,389
Reports to shareholders	152,885	19,549	102,666	71,146	44,138
Audit and tax fees	38,322	40,607	34,918	38,234	35,361
Legal fees	17,505	6,017	14,247	14,587	15,836
Directors' fees and expenses	39,683	4,541	23,113	22,341	20,867
Interest expense	187	9,600	9,800	—	7,999
Other expenses	22,746	11,219	17,265	15,883	16,139
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	14,196,925	1,631,623	6,544,214	9,176,933	7,558,077
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	—	(71,851)	(10,620)	20,999	(112,411)
Custody credits earned on cash balances	(6,898)	(2,804)	(10,464)	(2,050)	(1,642)
Fees paid indirectly (Note 7)	(95,996)	(32,561)	(48,484)	(102,714)	(1,196)
Net expenses	14,094,031	1,524,407	6,474,646	9,093,168	7,442,828
Net investment income (loss)	1,734,171	(350,881)	(1,764,198)	(1,452,913)	1,030,095
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	139,138,372	6,015,942	28,771,456	75,356,713	55,803,697
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	463,239	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(141,279)	(753)	—	—	(857,068)
Net realized gain (loss) on investments and foreign currencies	138,997,093	6,015,189	29,234,695	75,356,713	54,946,629
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(8,642,158)	13,932,576	(3,266,363)	(5,160,857)	17,716,788
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	(148,849)	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	5,488	515	—	11	(1,384,313)
Net unrealized gain (loss) on investments and foreign currencies	(8,636,670)	13,933,091	(3,415,212)	(5,160,846)	16,332,475
Net realized and unrealized gain (loss) on investments and foreign currencies	130,360,423	19,948,280	25,819,483	70,195,867	71,279,104
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$132,094,594	$19,597,399	$24,055,285	$68,742,954	$72,309,199
*Net of foreign withholding taxes on interest and dividends of	$403,503	$23,297	$—	$6,371	$792,123

† See Note 1

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the period ended October 31, 2007 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$135,480	$6,762,218	$404,963
Dividends (affiliated)	—	—	—
Interest (unaffiliated)	91,979	100,962	251,341
Total investment income*	227,459	6,863,180	656,304

Expenses:

Investment advisory and management fees	978,055	673,444	458,627
Distribution and service maintenance fees
Class A	129,819	215,087	151,267
Class B	183,244	417,201	—
Class C	228,288	892,389	26,435
Service fees Class I	—	—	—
Transfer agent fees and expenses
Class A	106,045	149,817	106,046
Class B	61,985	101,697	—
Class C	64,499	205,389	12,676
Class I	—	—	—
Class Z	—	—	—
Registration fees
Class A	6,890	6,322	19,838
Class B	5,660	5,777	—
Class C	5,957	6,121	13,790
Class I	—	—	—
Class Z	—	—	—
Custodian and accounting fees	65,826	59,558	36,281
Reports to shareholders	46,304	42,014	34,762
Audit and tax fees	33,786	31,528	32,760
Legal fees	13,301	12,184	7,462
Directors' fees and expenses	4,965	12,021	4,914
Interest expense	7,071	10,730	—
Other expenses	9,820	11,929	7,469
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits, and fees paid indirectly	1,951,515	2,853,208	912,327
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(141,958)	(173,151)	(99,642)
Custody credits earned on cash balances	(606)	(790)	(6,663)
Fees paid indirectly (Note 7)	(3,964)	(1,577)	(4,106)
Net expenses	1,804,987	2,677,690	801,916
Net investment income (loss)	(1,577,528)	4,185,490	(145,612)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	16,340,741	32,739,661	(317,707)
Net realized gain (loss) on investments (affiliated)	—	—	—
Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated)	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(14,436)	—	(9,092)
Net realized gain (loss) on investments and foreign currencies	16,326,305	32,739,661	(326,799)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	2,450,054	(2,706,073)	10,496,766
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—
Change in unrealized appreciation (depreciation) on futures contracts and options contracts	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	1,118
Net unrealized gain (loss) on investments and foreign currencies	2,450,054	(2,706,073)	10,497,884
Net realized and unrealized gain (loss) on investments and foreign currencies	18,776,359	30,033,588	10,171,085
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$17,198,831	$34,219,078	$10,025,473
*Net of foreign withholding taxes on interest and dividends of	$3,098	$—	$2,717

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Equity Strategy Portfolio		Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,281,402)	$(2,170,327)	$3,998,027	$3,443,510	$5,548,862	$5,492,459
Net realized gain (loss) on investments and foreign currencies	131,566,037	47,539,014	153,261,947	52,907,132	65,163,871	21,738,296
Net unrealized gain (loss) on investments and foreign currencies	(22,226,882)	19,285,328	(27,948,257)	35,471,638	(13,237,185)	13,178,078
Net increase (decrease) in net assets resulting from operations	107,057,753	64,654,015	129,311,717	91,822,280	57,475,548	40,408,833
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	(5,549,915)	(3,288,536)	(6,304,161)	(4,180,495)	(4,938,260)	(3,756,383)
Net investment income (Class B) .	(2,837,830)	(1,294,558)	(2,714,091)	(1,681,539)	(3,017,764)	(2,238,203)
Net investment income (Class C)	(7,039,977)	(3,352,577)	(6,963,788)	(4,401,531)	(5,622,491)	(4,197,667)
Net investment income (Class I)	(98,065)	(104,969)	—	—	(165,728)	(218,215)
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(11,326,057)	(7,946,114)	(14,494,783)	(2,134,556)	(5,511,997)	(5,697,628)
Net realized gain on investments (Class B)	(7,404,845)	(4,921,908)	(8,592,692)	(1,298,449)	(4,185,507)	(4,547,748)
Net realized gain on investments (Class C)	(18,369,652)	(12,733,950)	(22,047,047)	(3,398,769)	(7,827,681)	(8,534,762)
Net realized gain on investments (Class I)	(193,740)	(248,287)	—	—	(210,570)	(377,593)
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(52,820,081)	(33,890,899)	(61,116,562)	(17,095,339)	(31,479,998)	(29,568,199)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(71,321,169)	16,712,663	(14,072,056)	57,248,201	(45,364,414)	(31,982,983)
Total increase (decrease) in net assets	(17,083,497)	47,475,779	54,123,099	131,975,142	(19,368,864)	(21,142,349)
NET ASSETS:
Beginning of period	650,189,984	602,714,205	852,343,711	720,368,569	465,317,564	486,459,913
End of period*	$633,106,487	$650,189,984	$906,466,810	$852,343,711	$445,948,700	$465,317,564
*Includes accumulated undistributed net investment income (loss)	$(25,965)	$(17,359)	$2,608,694	$1,546,949	$619,605	$366,426

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Fixed Income and Equity Strategy Portfolio		Focused Fixed Income Strategy Portfolio		Focused Large-Cap Growth Portfolio
	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,577,375	$1,754,203	$869,172	$930,165	$(9,398,928)	$(14,336,270)
Net realized gain (loss) on investments and foreign currencies	4,284,970	2,034,848	790,228	227,049	230,905,549	31,274,097
Net unrealized gain (loss) on investments and foreign currencies	(919,883)	981,483	(322,114)	570,231	(25,982,133)	(16,178,394)
Net increase (decrease) in net assets resulting from operations	4,942,462	4,770,534	1,337,286	1,727,445	195,524,488	759,433
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	(869,064)	(899,118)	(359,446)	(346,973)	—	—
Net investment income (Class B)	(418,203)	(455,913)	(196,357)	(231,215)	—	—
Net investment income (Class C)	(775,202)	(825,376)	(313,370)	(394,565)	—	—
Net investment income (Class I)	—	(3,163)	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(607,297)	(875,194)	(1,090)	(78,903)	—	—
Net realized gain on investments (Class B)	(357,973)	(515,994)	(808)	(65,007)	—	—
Net realized gain on investments (Class C)	(637,858)	(918,912)	(1,268)	(118,049)	—	—
Net realized gain on investments (Class I)	—	(3,449)	—	—	—	—
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(3,665,597)	(4,497,119)	(872,339)	(1,234,712)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(7,658,379)	(9,525,383)	(1,034,813)	(8,690,050)	(638,044,818)	(258,656,246)
Total increase (decrease) in net assets	(6,381,514)	(9,251,968)	(569,866)	(8,197,317)	(442,520,330)	(257,896,813)
NET ASSETS:
Beginning of period	64,753,456	74,005,424	23,358,600	31,555,917	1,287,465,033	1,545,361,846
End of period*	$58,371,942	$64,753,456	$22,788,734	$23,358,600	$844,944,703	$1,287,465,033
*Includes accumulated undistributed net investment income (loss)	$154,865	$132,639	$(23,614)	$(27,801)	$(5,201,125)	$(172,461)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Growth Portfolio†		Focused Mid-Cap Growth Portfolio		Focused Small-Cap Growth Portfolio
	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(5,868,590)	$(4,753,518)	$(783,384)	$(452,905)	$(4,296,277)	$(5,662,985)
Net realized gain (loss) on investments and foreign currencies	33,740,759	50,850,198	16,335,837	3,448,210	55,595,542	53,326,834
Net unrealized gain (loss) on investments and foreign currencies	90,497,773	(10,220,411)	4,488,474	6,704,297	18,628,962	(3,149,086)
Net increase (decrease) in net assets resulting from operations	118,369,942	35,876,269	20,040,927	9,699,602	69,928,227	44,514,763
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	—	—	—	(61,183)	—	—
Net investment income (Class B)	—	—	—	—	—	—
Net investment income (Class C)	—	—	—	—	—	—
Net investment income (Class I)	—	—	—	(46)	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	—	—	(2,766,199)	—	(31,225,779)	(19,540,218)
Net realized gain on investments (Class B)	—	—	(28,757)	—	(5,106,117)	(3,581,598)
Net realized gain on investments (Class C)	—	—	(125,800)	—	(10,159,413)	(7,183,708)
Net realized gain on investments (Class I)	—	—	(1,079)	—	(979,833)	(726,791)
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	(2,921,835)	(61,229)	(47,471,142)	(31,032,315)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	69,712,147	(37,358,244)	8,037,269	32,559,041	(15,607,917)	(6,487,467)
Total increase (decrease) in net assets	188,082,089	(1,481,975)	25,156,361	42,197,414	6,849,168	6,994,981
NET ASSETS:
Beginning of period	406,330,761	407,812,736	78,327,550	36,130,136	349,084,211	342,089,230
End of period*	$594,412,850	$406,330,761	$103,483,911	$78,327,550	$355,933,379	$349,084,211
*Includes accumulated undistributed net investment income (loss)	$(56,457)	$(53,621)	$(1,324)	$(413)	$(17,704)	$(13,105)

† See Note 1

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Large-Cap Value Portfolio		Focused Value Portfolio†		Focused Mid-Cap Value Portfolio
	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,458,069	$2,477,445	$1,734,171	$794,806	$(350,881)	$631,135
Net realized gain (loss) on investments and foreign currencies	116,827,983	67,448,517	138,997,093	50,401,540	6,015,189	2,926,673
Net unrealized gain (loss) on investments and foreign currencies	(57,240,179)	9,335,433	(8,636,670)	70,814,542	13,933,091	8,149,926
Net increase (decrease) in net assets resulting from operations	62,045,873	79,261,395	132,094,594	122,010,888	19,597,399	11,707,734
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	(2,828,660)	(1,330,788)	(1,474,414)	—	(249,157)	(382,063)
Net investment income (Class B) .	(19,700)	—	(51,286)	—	—	(1,021)
Net investment income (Class C)	(45,377)	—	(60,362)	—	—	(4,762)
Net investment income (Class I)	—	—	—	—	(127)	(239)
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(54,082,936)	(18,840,906)	(20,241,781)	(17,912,583)	(2,751,584)	(4,324)
Net realized gain on investments (Class B)	(3,625,229)	(1,581,894)	(13,110,647)	(13,834,638)	(43,492)	(17)
Net realized gain on investments (Class C)	(8,350,402)	(3,197,957)	(15,430,925)	(15,608,635)	(131,445)	(77)
Net realized gain on investments (Class I)	—	—	—	—	(1,110)	(3)
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(68,952,304)	(24,951,545)	(50,369,415)	(47,355,856)	(3,176,915)	(392,506)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(346,207,952)	(13,506,678)	122,018,697	(36,960,631)	6,804,548	33,052,454
Total increase (decrease) in net assets	(353,114,383)	40,803,172	203,743,876	37,694,401	23,225,032	44,367,682
NET ASSETS:
Beginning of period	587,232,834	546,429,662	627,448,022	589,753,621	81,164,521	36,796,839
End of period*	$234,118,451	$587,232,834	$831,191,898	$627,448,022	$104,389,553	$81,164,521
*Includes accumulated undistributed net investment income (loss)	$899,587	$1,965,859	$656,935	$650,105	$(5,770)	$253,627

† See Note 1

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Small-Cap Value Portfolio		Focused Growth and Income Portfolio		Focused International Equity Portfolio
	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,764,198)	$(1,291,625)	$(1,452,913)	$(208,524)	$1,030,095	$1,799,872
Net realized gain (loss) on investments and foreign currencies	29,234,695	26,929,943	75,356,713	24,514,822	54,946,629	46,836,459
Net unrealized gain (loss) on investments and foreign currencies	(3,415,212)	29,051,382	(5,160,846)	30,165,232	16,332,475	19,077,012
Net increase (decrease) in net assets resulting from operations	24,055,285	54,689,700	68,742,954	54,471,530	72,309,199	67,713,343
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	—	—	—	(1,029,221)	(570,082)	(3,347,221)
Net investment income (Class B)	—	—	—	—	—	(135,471)
Net investment income (Class C)	—	—	—	—	—	(351,219)
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on investments (Class A)	(16,252,880)	(56,358,970)	(7,143,936)	—	(37,398,625)	(13,433,699)
Net realized gain on investments (Class B)	(3,703,691)	(11,910,757)	(2,488,394)	—	(2,666,442)	(905,106)
Net realized gain on investments (Class C)	(7,368,512)	(21,788,755)	(4,179,840)	—	(5,886,483)	(2,345,108)
Net realized gain on investments (Class I)	—	—	—	—	—	—
Net realized gain on investments (Class Z)	—	—	—	—	—	—
Total dividends and distributions to shareholders	(27,325,083)	(90,058,482)	(13,812,170)	(1,029,221)	(46,521,632)	(20,517,824)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(94,334,613)	(97,628,523)	204,479,376	(42,888,424)	27,379,826	41,316,663
Total increase (decrease) in net assets	(97,604,411)	(132,997,305)	259,410,160	10,553,885	53,167,393	88,512,182
NET ASSETS:
Beginning of period	380,539,855	513,537,160	352,789,478	342,235,593	342,836,004	254,323,822
End of period*	$282,935,444	$380,539,855	$612,199,638	$352,789,478	$396,003,397	$342,836,004
*Includes accumulated undistributed net investment income (loss)	$(31,078)	$(26,692)	$(35,023)	$(31,240)	$1,345,967	$550,350

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Technology Portfolio		Focused Dividend Strategy Portfolio		Focused StarALPHA Portfolio
	For the year ended October 31, 2007	For the year ended October 31, 2006	For the year ended October 31, 2007	For the year ended October 31, 2006	For the period May 3, 2007@ through October 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,577,528)	$(1,979,917)	$4,185,490	$1,282,160	$(145,612)
Net realized gain (loss) on investments and foreign currencies	16,326,305	8,848,067	32,739,661	21,311,406	(326,799)
Net unrealized gain (loss) on investments and foreign currencies	2,450,054	(6,985,609)	(2,706,073)	7,539,737	10,497,884
Net increase (decrease) in net assets resulting from operations	17,198,831	(117,459)	34,219,078	30,133,303	10,025,473
Dividends and distributions paid to shareholders from:
Net investment income (Class A)	—	—	(1,512,095)	(729,733)	—
Net investment income (Class B) .	—	—	(766,050)	(235,867)	—
Net investment income (Class C)	—	—	(1,639,185)	(456,897)	—
Net investment income (Class I)	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—
Net realized gain on investments (Class A)	—	—	(5,961,669)	—	—
Net realized gain on investments (Class B)	—	—	(4,173,108)	—	—
Net realized gain on investments (Class C)	—	—	(8,588,705)	—	—
Net realized gain on investments (Class I)	—	—	—	—	—
Net realized gain on investments (Class Z)	—	—	—	—	—
Total dividends and distributions to shareholders	—	—	(22,640,812)	(1,422,497)	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(18,300,899)	(17,605,366)	(12,003,400)	(31,983,020)	140,317,386
Total increase (decrease) in net assets	(1,102,068)	(17,722,825)	(425,134)	(3,272,214)	150,342,859
NET ASSETS:
Beginning of period	83,735,027	101,457,852	191,584,059	194,856,273	—
End of period*	$82,632,959	$83,735,027	$191,158,925	$191,584,059	$150,342,859
*Includes accumulated undistributed net investment income (loss)	$(10,570)	$(9,768)	$506,095	$237,935	$(11,749)

@ Commencement of operations

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(7)		Ratio of net investment income (loss) to average net assets(7)		Port- folio Turn- over
FOCUSED EQUITY STRATEGY PORTFOLIO
	Class A
11/08/02-10/31/03(5)	$12.50	$(0.03)	$3.49	$3.46	$(0.02)	$—	$—	$(0.02)	$15.94	27.72%	$50,347	0.25	%(3)(4)	(0.25	)%(3)(4)	7%
10/31/04	15.94	(0.03)	0.76	0.73	—	—	(0.00)	(0.00)	16.67	4.60	161,243	0.19	(4)	(0.17	)(4)	2
10/31/05	16.67	(0.02)	2.22	2.20	(0.21)	—	(0.06)	(0.27)	18.60	13.28	184,509	0.20	(4)	(0.09	)(4)	13
10/31/06	18.60	0.02	2.03	2.05	(0.32)	—	(0.78)	(1.10)	19.55	11.41	199,098	0.17	(4)	0.09	(4)	28
10/31/07	19.55	0.02	3.45	3.47	(0.56)	—	(1.14)	(1.70)	21.32	18.95	196,206	0.17		0.09		87
	Class B
11/08/02-10/31/03(5)	$12.50	$(0.11)	$3.46	$3.35	$(0.01)	$—	$—	$(0.01)	$15.84	26.81%	$30,942	0.90	%(3)(4)	(0.90	)%(3)(4)	7%
10/31/04	15.84	(0.13)	0.75	0.62	—	—	(0.00)	(0.00)	16.46	3.93	94,156	0.85	(4)	(0.83	)(4)	2
10/31/05	16.46	(0.15)	2.21	2.06	(0.10)	—	(0.06)	(0.16)	18.36	12.58	113,602	0.87	(4)	(0.81	)(4)	13
10/31/06	18.36	(0.11)	2.01	1.90	(0.21)	—	(0.78)	(0.99)	19.27	10.63	127,528	0.83	(4)	(0.58	)(4)	28
10/31/07	19.27	(0.12)	3.42	3.30	(0.44)	—	(1.14)	(1.58)	20.99	18.20	124,754	0.83		(0.61)		87
	Class C†
11/08/02-10/31/03(5)	$12.50	$(0.11)	$3.45	$3.34	$(0.01)	$—	$—	$(0.01)	$15.83	26.73%	$96,094	0.90	%(3)(4)	(0.90	)%(3)(4)	7%
10/31/04	15.83	(0.13)	0.76	0.63	—	—	(0.00)	(0.00)	16.46	4.00	263,636	0.82	(4)	(0.79	)(4)	2
10/31/05	16.46	(0.13)	2.19	2.06	(0.10)	—	(0.06)	(0.16)	18.36	12.58	298,568	0.84	(4)	(0.75	)(4)	13
10/31/06	18.36	(0.10)	2.01	1.91	(0.21)	—	(0.78)	(0.99)	19.28	10.68	320,130	0.81	(4)	(0.52	)(4)	28
10/31/07	19.28	(0.11)	3.41	3.30	(0.44)	—	(1.14)	(1.58)	21.00	18.19	309,753	0.81		(0.55)		87
	Class I
02/23/04-10/31/04(6)	$17.20	$(0.03)	$(0.50)	$(0.53)	$—	$—	$—	$—	$16.67	(3.08)%	$5,741	0.15	%(3)(4)	(0.19	)%(3)(4)	2%
10/31/05	16.67	(0.01)	2.22	2.21	(0.23)	—	(0.06)	(0.29)	18.59	13.33	6,035	0.15	(4)	(0.08	)(4)	13
10/31/06	18.59	0.15	1.91	2.06	(0.33)	—	(0.78)	(1.11)	19.54	11.45	3,434	0.15	(4)	0.79	(4)	28
10/31/07	19.54	0.15	3.33	3.48	(0.58)	—	(1.14)	(1.72)	21.30	19.02	2,394	0.15	(4)	0.74	(4)	87
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
	Class A
11/08/02-10/31/03(5)	$12.50	$0.02	$2.58	$2.60	$(0.03)	$—	$—	$(0.03)	$15.07	20.82%	$57,362	0.25	%(3)(4)	0.16	%(3)(4)	0%
10/31/04	15.07	0.08	0.89	0.97	(0.05)	—	(0.00)	(0.05)	15.99	6.48	161,187	0.20	(4)	0.49	(4)	0
10/31/05	15.99	0.08	1.71	1.79	(0.22)	—	(0.01)	(0.23)	17.55	11.20	225,664	0.20	(4)	0.51	(4)	1
10/31/06	17.55	0.16	2.08	2.24	(0.32)	—	(0.16)	(0.48)	19.31	12.99	274,699	0.17	(4)	0.87	(4)	16
10/31/07	19.31	0.16	2.81	2.97	(0.44)	—	(1.02)	(1.46)	20.82	16.31	304,984	0.17		0.85		37
	Class B
11/08/02-10/31/03(5)	$12.50	$(0.06)	$2.57	$2.51	$(0.02)	$—	$—	$(0.02)	$14.99	20.07%	$41,762	0.90	%(3)(4)	(0.50	)%(3)(4)	0%
10/31/04	14.99	(0.02)	0.89	0.87	—	—	(0.00)	(0.00)	15.86	5.81	98,520	0.84	(4)	(0.14	)(4)	0
10/31/05	15.86	(0.03)	1.68	1.65	(0.12)	—	(0.01)	(0.13)	17.38	10.37	135,585	0.86	(4)	(0.17	)(4)	1
10/31/06	17.38	0.04	2.07	2.11	(0.21)	—	(0.16)	(0.37)	19.12	12.32	163,010	0.82	(4)	0.20	(4)	16
10/31/07	19.12	0.04	2.78	2.82	(0.32)	—	(1.02)	(1.34)	20.60	15.56	175,763	0.82		0.22		37
	Class C†
11/08/02-10/31/03(5)	$12.50	$(0.06)	$2.57	$2.51	$(0.02)	$—	$—	$(0.02)	$14.99	20.07%	$113,247	0.90	%(3)(4)	(0.48	)%(3)(4)	0%
10/31/04	14.99	(0.02)	0.89	0.87	—	—	(0.00)	(0.00)	15.86	5.81	282,018	0.82	(4)	(0.12	)(4)	0
10/31/05	15.86	(0.02)	1.68	1.66	(0.12)	—	(0.01)	(0.13)	17.39	10.44	359,119	0.84	(4)	(0.11	)(4)	1
10/31/06	17.39	0.04	2.06	2.10	(0.21)	—	(0.16)	(0.37)	19.12	12.25	414,635	0.81		0.23		16
10/31/07	19.12	0.05	2.78	2.83	(0.32)	—	(1.02)	(1.34)	20.61	15.62	425,720	0.80		0.27		37

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Equity Strategy A	0.36%	(0.02)%	(0.01)%	(0.00)%	—%
Focused Equity Strategy B	0.42	(0.02)	(0.01)	(0.00)	—
Focused Equity Strategy C†	0.18	0.00	(0.01)	(0.00)	—
Focused Equity Strategy I	—	0.26	0.10	0.27	0.15
Focused Multi-Asset Strategy A	0.25	(0.02)	(0.01)	(0.00)	—
Focused Multi-Asset Strategy B	0.27	(0.02)	(0.02)	(0.00)	—
Focused Multi-Asset Strategy C†	0.12	0.00	(0.02)	—	—

(5)  Commencement of operations

(6)  Inception date of class.

(7)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(7)		Ratio of net investment income (loss) to average net assets(7)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
	Class A
11/08/02-10/31/03(5)	$12.50	$0.05	$2.41	$2.46	$(0.06)	$0.00	$—	$(0.06)	$14.90	19.75%	$54,459	0.25	%(3)(4)	0.43	%(3)(4)	2%
10/31/04	14.90	0.15	0.56	0.71	(0.20)	—	(0.00)	(0.20)	15.41	4.78	130,851	0.20	(4)	0.99	(4)	9
10/31/05	15.41	0.18	1.23	1.41	(0.30)	—	(0.17)	(0.47)	16.35	9.23	144,668	0.19	(4)	1.10	(4)	14
10/31/06	16.35	0.25	1.22	1.47	(0.43)	—	(0.66)	(1.09)	16.73	9.31	143,157	0.17		1.55		30
10/31/07	16.73	0.27	1.97	2.24	(0.58)	—	(0.65)	(1.23)	17.74	14.09	147,508	0.17		1.61		60
	Class B
11/08/02-10/31/03(5)	$12.50	$(0.02)	$2.39	$2.37	$(0.03)	$0.00	$—	$(0.03)	$14.84	18.98%	$48,183	0.90	%(3)(4)	(0.20	)%(3)(4)	2%
10/31/04	14.84	0.05	0.56	0.61	(0.06)	—	(0.00)	(0.06)	15.39	4.09	108,591	0.85	(4)	0.33	(4)	9
10/31/05	15.39	0.07	1.23	1.30	(0.20)	—	(0.17)	(0.37)	16.32	8.47	114,867	0.85	(4)	0.44	(4)	14
10/31/06	16.32	0.15	1.21	1.36	(0.32)	—	(0.66)	(0.98)	16.70	8.61	110,559	0.83		0.92		30
10/31/07	16.70	0.17	1.96	2.13	(0.47)	—	(0.65)	(1.12)	17.71	13.37	103,744	0.83		1.01		60
	Class C†
11/08/02-10/31/03(5)	$12.50	$(0.02)	$2.40	$2.38	$(0.03)	$0.00	$—	$(0.03)	$14.85	19.06%	$102,550	0.90	%(3)(4)	0.19	%(3)(4)	2%
10/31/04	14.85	0.06	0.56	0.62	(0.06)	—	(0.00)	(0.06)	15.41	4.16	198,590	0.84	(4)	0.38	(4)	9
10/31/05	15.41	0.08	1.23	1.31	(0.20)	—	(0.17)	(0.37)	16.35	8.52	212,036	0.83	(4)	0.48	(4)	14
10/31/06	16.35	0.15	1.21	1.36	(0.32)	—	(0.66)	(0.98)	16.73	8.60	205,830	0.81		0.93		30
10/31/07	16.73	0.18	1.95	2.13	(0.47)	—	(0.65)	(1.12)	17.74	13.35	191,695	0.81		1.05		60
	Class I
02/23/04-10/31/04(6)	$15.72	$0.12	$(0.32)	$(0.20)	$(0.11)	$—	$—	$(0.11)	$15.41	(1.26)%	$13,304	0.15	%(3)(4)	0.75	%(3)(4)	9%
10/31/05	15.41	0.17	1.24	1.41	(0.31)	—	(0.17)	(0.48)	16.34	9.22	14,889	0.15	(4)	1.08	(4)	14
10/31/06	16.34	0.44	1.03	1.47	(0.43)	—	(0.66)	(1.09)	16.72	9.34	5,772	0.15	(4)	2.53	(4)	30
10/31/07	16.72	0.41	1.84	2.25	(0.59)	—	(0.65)	(1.24)	17.73	14.16	3,002	0.15	(4)	2.41	(4)	60
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
	Class A
11/08/02-10/31/03(5)	$12.50	$0.20	$1.23	$1.43	$(0.18)	$—	$—	$(0.18)	$13.75	11.57%	$26,426	0.25	%(3)(4)	1.64	%(3)(4)	6%
10/31/04	13.75	0.33	0.25	0.58	(0.36)	—	(0.01)	(0.37)	13.96	4.22	38,251	0.22	(4)	2.40	(4)	17
10/31/05	13.96	0.35	0.46	0.81	(0.37)	—	(0.31)	(0.68)	14.09	5.87	28,583	0.25	(4)	2.44	(4)	11
10/31/06	14.09	0.43	0.59	1.02	(0.50)	—	(0.45)	(0.95)	14.16	7.58	23,337	0.25	(4)	3.09	(4)	49
10/31/07	14.16	0.42	0.84	1.26	(0.54)	—	(0.37)	(0.91)	14.51	9.28	22,365	0.25	(4)	3.00	(4)	51
	Class B
11/08/02-10/31/03(5)	$12.50	$0.12	$1.23	$1.35	$(0.11)	$—	$—	$(0.11)	$13.74	10.88%	$11,562	0.90	%(3)(4)	1.02	%(3)(4)	6%
10/31/04	13.74	0.24	0.24	0.48	(0.26)	—	(0.01)	(0.27)	13.95	3.44	16,053	0.90	(4)	1.70	(4)	17
10/31/05	13.95	0.25	0.47	0.72	(0.28)	—	(0.31)	(0.59)	14.08	5.18	16,198	0.90	(4)	1.79	(4)	11
10/31/06	14.08	0.33	0.59	0.92	(0.41)	—	(0.45)	(0.86)	14.14	6.81	14,267	0.90	(4)	2.33	(4)	49
10/31/07	14.14	0.34	0.82	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	12,774	0.90	(4)	2.40	(4)	51
	Class C†
11/08/02-10/31/03(5)	$12.50	$0.13	$1.22	$1.35	$(0.11)	$—	$—	$(0.11)	$13.74	10.88%	$21,880	0.90	%(3)(4)	1.08	%(3)(4)	6%
10/31/04	13.74	0.24	0.24	0.48	(0.26)	—	(0.01)	(0.27)	13.95	3.51	34,981	0.88	(4)	1.73	(4)	17
10/31/05	13.95	0.25	0.47	0.72	(0.28)	—	(0.31)	(0.59)	14.08	5.18	29,116	0.90	(4)	1.80	(4)	11
10/31/06	14.08	0.32	0.60	0.92	(0.41)	—	(0.45)	(0.86)	14.14	6.81	27,150	0.90	(4)	2.32	(4)	49
10/31/07	14.14	0.33	0.83	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	23,233	0.90	(4)	2.32	(4)	51

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Balanced Strategy A	0.21%	(0.03)%	0.00%	—%	—%
Focused Balanced Strategy B	0.18	(0.02)	(0.01)	—	—
Focused Balanced Strategy C†	0.09	0.00	(0.01)	—	—
Focused Balanced Strategy I	—	0.11	0.03	0.16	0.18
Focused Fixed Income and Equity Strategy A	0.53	(0.02)	(0.03)	0.03	0.04
Focused Fixed Income and Equity Strategy B	0.71	(0.02)	(0.00)	0.06	0.07
Focused Fixed Income and Equity Strategy C†	0.52	0.01	(0.01)	0.02	0.04

(5)  Commencement of operations

(6)  Inception date of class.

(7)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(6)		Ratio of net investment income (loss) to average net assets(4)(6)		Port- folio Turn- over
FOCUSED FIXED INCOME STRATEGY PORTFOLIO
	Class A
11/08/02-10/31/03(5)	$12.50	$0.30	$0.46	$0.76	$(0.30)	$—	$—	$(0.30)	$12.96	6.35%	$8,400	0.25	%(3)	2.52	%(3)	66%
10/31/04	12.96	0.42	0.25	0.67	(0.50)	—	(0.11)	(0.61)	13.02	5.29	8,921	0.25		3.27		55
10/31/05	13.02	0.43	(0.07)	0.36	(0.43)	—	(0.24)	(0.67)	12.71	2.78	10,109	0.25		3.35		22
10/31/06	12.71	0.53	0.39	0.92	(0.54)	—	(0.11)	(0.65)	12.98	7.52	7,650	0.25		4.14		63
10/31/07	12.98	0.53	0.27	0.80	(0.52)	—	(0.00)	(0.52)	13.26	6.38	8,520	0.25		4.05		61
	Class B
11/08/02-10/31/03(5)	$12.50	$0.23	$0.46	$0.69	$(0.23)	$—	$—	$(0.23)	$12.96	5.69%	$6,033	0.90	%(3)	1.94	%(3)	66%
10/31/04	12.96	0.33	0.25	0.58	(0.42)	—	(0.11)	(0.53)	13.01	4.61	8,157	0.90		2.62		55
10/31/05	13.01	0.35	(0.08)	0.27	(0.34)	—	(0.24)	(0.58)	12.70	2.12	7,436	0.90		2.69		22
10/31/06	12.70	0.44	0.40	0.84	(0.46)	—	(0.11)	(0.57)	12.97	6.82	5,903	0.90		3.48		63
10/31/07	12.97	0.45	0.27	0.72	(0.44)	—	(0.00)	(0.44)	13.25	5.69	5,399	0.90		3.41		61
	Class C†
11/08/02-10/31/03(5)	$12.50	$0.22	$0.47	$0.69	$(0.23)	$—	$—	$(0.23)	$12.96	5.69%	$10,537	0.90	%(3)	1.89	%(3)	66%
10/31/04	12.96	0.31	0.27	0.58	(0.43)	—	(0.11)	(0.54)	13.00	4.55	20,730	0.90		2.51		55
10/31/05	13.00	0.35	(0.07)	0.28	(0.34)	—	(0.24)	(0.58)	12.70	2.20	14,010	0.90		2.68		22
10/31/06	12.70	0.46	0.37	0.83	(0.46)	—	(0.11)	(0.57)	12.96	6.74	9,806	0.90		3.50		63
10/31/07	12.96	0.44	0.29	0.73	(0.44)	—	(0.00)	(0.44)	13.25	5.78	8,870	0.90		3.41		61

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Fixed Income Strategy A	0.90%	0.14%	0.13%	0.27%	0.30%
Focused Fixed Income Strategy B	1.00	0.14	0.18	0.35	0.39
Focused Fixed Income Strategy C†	0.60	0.08	0.09	0.26	0.28

(5)  Commencement of operations

(6)  Does not include underlying fund expenses that the Portfolios bear indirectly.

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED LARGE-CAP GROWTH PORTFOLIO
	Class A
10/31/03	$12.81	$(0.12)	$3.97	$3.85	$—	$—	$—	$—	$16.66	30.05%	$514,908	1.58%		(0.83)%		81%
10/31/04	16.66	(0.15)	(0.67)	(0.82)	—	—	—	—	15.84	(4.92)	719,460	1.58		(0.93)		110
10/31/05	15.84	0.01	1.96	1.97	—	—	—	—	17.81	12.44	724,610	1.52		(0.01)		125
10/31/06	17.81	(0.13)	0.20	0.07	—	—	—	—	17.88	0.39	698,801	1.52		(0.74)		172
10/31/07	17.88	(0.13)	4.22	4.09	—	—	—	—	21.97	22.87	395,800	1.54	(3)	(0.68	)(3)	146
	Class B
10/31/03	$12.44	$(0.20)	$3.83	$3.63	$—	$—	$—	$—	$16.07	29.18%	$502,311	2.22%		(1.47)%		81%
10/31/04	16.07	(0.25)	(0.63)	(0.88)	—	—	—	—	15.19	(5.48)	425,461	2.23		(1.59)		110
10/31/05	15.19	(0.09)	1.85	1.76	—	—	—	—	16.95	11.59	342,067	2.20		(0.62)		125
10/31/06	16.95	(0.24)	0.20	(0.04)	—	—	—	—	16.91	(0.24)	218,894	2.20		(1.42)		172
10/31/07	16.91	(0.26)	3.98	3.72	—	—	—	—	20.63	22.00	125,350	2.23	(3)	(1.39	)(3)	146
	Class C†
10/31/03	$12.44	$(0.20)	$3.83	$3.63	$—	$—	$—	$—	$16.07	29.18%	$539,786	2.21%		(1.45)%		81%
10/31/04	16.07	(0.25)	(0.63)	(0.88)	—	—	—	—	15.19	(5.48)	489,636	2.22		(1.59)		110
10/31/05	15.19	(0.09)	1.86	1.77	—	—	—	—	16.96	11.65	398,270	2.18		(0.60)		125
10/31/06	16.96	(0.24)	0.20	(0.04)	—	—	—	—	16.92	(0.24)	289,503	2.18		(1.40)		172
10/31/07	16.92	(0.25)	3.98	3.73	—	—	—	—	20.65	22.05	232,637	2.20	(3)	(1.36	)(3)	146
	Class Z
10/31/03	$12.97	$(0.03)	$4.01	$3.98	$—	$—	$—	$—	$16.95	30.69%	$72,196	0.98%		(0.22)%		81%
10/31/04	16.95	(0.05)	(0.68)	(0.73)	—	—	—	—	16.22	(4.31)	74,811	1.00		(0.37)		110
10/31/05	16.22	0.11	2.00	2.11	—	—	—	—	18.33	13.01	80,415	0.93		0.57		125
10/31/06	18.33	(0.02)	0.21	0.19	—	—	—	—	18.52	1.04	80,266	0.94		(0.16)		172
10/31/07	18.52	(0.02)	4.39	4.37	—	—	—	—	22.89	23.60	91,157	0.94	(3)	(0.11	)(3)	146

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements/fee waivers (based on average net assets):

10/31/07
Focused Large-Cap Growth A	0.00%
Focused Large-Cap Growth B	0.00
Focused Large-Cap Growth C†	0.00
Focused Large-Cap Growth Z	0.00

(4)  Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Large-Cap Growth A	0.03%	0.05%	0.05%	0.04%	0.02%
Focused Large-Cap Growth B	0.03	0.05	0.06	0.04	0.02
Focused Large-Cap Growth C†	0.03	0.05	0.06	0.04	0.02
Focused Large-Cap Growth Z	0.03	0.05	0.05	0.04	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED GROWTH PORTFOLIO
	Class A
10/31/03	$13.35	$(0.18)	$3.69	$3.51	$—	$—	$—	$—	$16.86	26.29%	$127,425	1.72%		(1.30)%		100%
10/31/04	16.86	(0.21)	1.33	1.12	—	—	—	—	17.98	6.64	188,725	1.72	(4)	(1.24	)(4)	128
10/31/05	17.98	(0.24)	4.28	4.04	—	—	—	—	22.02	22.47	264,942	1.72	(4)	(1.16	)(4)	138
10/31/06	22.02	(0.21)	2.36	2.15	—	—	—	—	24.17	9.76	279,580	1.72	(4)	(0.92	)(4)	115
10/31/07	24.17	(0.30)	7.11	6.81	—	—	—	—	30.98	28.18	466,805	1.69	(4)	(1.14	)(4)	219
	Class B
10/31/03	$12.72	$(0.26)	$3.50	$3.24	$—	$—	$—	$—	$15.96	25.47%	$130,904	2.37%		(1.94)%		100%
10/31/04	15.96	(0.32)	1.27	0.95	—	—	—	—	16.91	5.95	96,978	2.37	(4)	(1.91	)(4)	128
10/31/05	16.91	(0.35)	4.02	3.67	—	—	—	—	20.58	21.70	85,580	2.37	(4)	(1.81	)(4)	138
10/31/06	20.58	(0.34)	2.20	1.86	—	—	—	—	22.44	9.04	68,419	2.37	(4)	(1.56	)(4)	115
10/31/07	22.44	(0.44)	6.57	6.13	—	—	—	—	28.57	27.32	58,602	2.37	(4)	(1.80	)(4)	219
	Class C†
10/31/03	$12.72	$(0.26)	$3.50	$3.24	$—	$—	$—	$—	$15.96	25.47%	$45,985	2.37%		(1.94)%		100%
10/31/04	15.96	(0.31)	1.26	0.95	—	—	—	—	16.91	5.95	46,693	2.37	(4)	(1.90	)(4)	128
10/31/05	16.91	(0.35)	4.01	3.66	—	—	—	—	20.57	21.64	57,291	2.37	(4)	(1.81	)(4)	138
10/31/06	20.57	(0.34)	2.20	1.86	—	—	—	—	22.43	9.04	58,332	2.37	(4)	(1.56	)(4)	115
10/31/07	22.43	(0.44)	6.58	6.14	—	—	—	—	28.57	27.37	69,006	2.37	(4)	(1.81	)(4)	219

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth A	0.12%	0.06%	0.00%	(0.02)%	(0.01)%
Focused Growth B	0.10	0.07	0.03	0.01	0.03
Focused Growth C†	0.12	0.07	0.01	0.00	(0.01)

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth A	—%	0.01%	0.00%	0.01%	0.01%
Focused Growth B	—	0.01	0.00	0.01	0.01
Focused Growth C†	—	0.01	0.00	0.01	0.01

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED MID-CAP GROWTH PORTFOLIO
	Class A
08/03/05-10/31/05(5)	$12.50	$(0.03)	$(0.21)	$(0.24)	$—	$—	$—	$—	$12.26	(1.92)%	$35,945	1.72	(3)%	(1.06	)(3)%	19%
10/31/06	12.26	(0.06)	2.18	2.12	(0.02)	—	—	(0.02)	14.36	17.29	74,122	1.72	(6)	(0.48	)(6)	144
10/31/07	14.36	(0.13)	3.70	3.57	—	—	(0.54)	(0.54)	17.39	25.65	95,997	1.72	(6)	(0.92	)(6)	180
	Class B
08/03/05-10/31/05(5)	$12.50	$(0.05)	$(0.21)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$56	2.37	(3)%	(1.81	)(3)%	19%
10/31/06	12.24	(0.17)	2.19	2.02	—	—	—	—	14.26	16.50	763	2.37	(6)	(1.29	)(6)	144
10/31/07	14.26	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.15	24.82	1,472	2.37	(6)	(1.59	)(6)	180
	Class C
08/03/05-10/31/05(5)	$12.50	$(0.04)	$(0.22)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$105	2.37	(3)%	(1.91	)(3)%	19%
10/31/06	12.24	(0.17)	2.20	2.03	—	—	—	—	14.27	16.58	3,414	2.37	(6)	(1.30	)(6)	144
10/31/07	14.27	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.16	24.81	6,015	2.37	(6)	(1.58	)(6)	180

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07
Focused Mid-Cap Growth A	0.64%	(0.02)%	0.06%
Focused Mid-Cap Growth B	131.64	2.82	0.79
Focused Mid-Cap Growth C	87.61	0.52	0.26

(5)  Commencement of operations

(6)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07
Focused Mid-Cap Growth A	0.01%	0.06%
Focused Mid-Cap Growth B	0.02	0.06
Focused Mid-Cap Growth C	0.02	0.06

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP GROWTH PORTFOLIO
	Class A
10/31/03	$10.21	$(0.18)	$4.91	$4.73	$—	$—	$—	$—	$14.94	46.33%	$89,176	1.72	%(3)	(1.57	)%(3)	68%
10/31/04	14.94	(0.22)	0.96	0.74	—	—	—	—	15.68	4.95	203,813	1.72	(3)	(1.51	)(3)	101
10/31/05	15.68	(0.27)	2.55	2.28	—	—	—	—	17.96	14.54	222,190	1.72	(3)	(1.52	)(3)	82
10/31/06	17.96	(0.27)	2.67	2.40	—	—	(1.63)	(1.63)	18.73	13.62	232,720	1.70	(3)	(1.42	)(3)	68
10/31/07	18.73	(0.18)	3.90	3.72	—	—	(2.50)	(2.50)	19.95	21.95	245,208	1.67		(1.03)		95
	Class B
10/31/03	$9.83	$(0.25)	$4.72	$4.47	$—	$—	$—	$—	$14.30	45.47%	$28,899	2.37	%(3)	(2.21	)%(3)	68%
10/31/04	14.30	(0.31)	0.92	0.61	—	—	—	—	14.91	4.27	35,101	2.37	(3)	(2.16	)(3)	101
10/31/05	14.91	(0.36)	2.42	2.06	—	—	—	—	16.97	13.82	37,563	2.37	(3)	(2.17	)(3)	82
10/31/06	16.97	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.49	12.88	36,587	2.37	(3)	(2.10	)(3)	68
10/31/07	17.49	(0.28)	3.60	3.32	—	—	(2.50)	(2.50)	18.31	21.13	32,424	2.37	(3)	(1.70	)(3)	95
	Class C†
10/31/03	$9.81	$(0.25)	$4.70	$4.45	$—	$—	$—	$—	$14.26	45.36%	$51,886	2.37	%(3)	(2.22	)%(3)	68%
10/31/04	14.26	(0.31)	0.92	0.61	—	—	—	—	14.87	4.28	67,004	2.37	(3)	(2.16	)(3)	101
10/31/05	14.87	(0.36)	2.41	2.05	—	—	—	—	16.92	13.79	75,343	2.37	(3)	(2.17	)(3)	82
10/31/06	16.92	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.44	12.92	72,803	2.37	(3)	(2.10	)(3)	68
10/31/07	17.44	(0.28)	3.58	3.30	—	—	(2.50)	(2.50)	18.24	21.07	64,808	2.35	(3)	(1.68	)(3)	95
	Class I
10/31/03	$10.30	$(0.17)	$4.96	$4.79	$—	$—	$—	$—	$15.09	46.50%	$8,126	1.62	%(3)	(1.46	)%(3)	68%
10/31/04	15.09	(0.22)	0.98	0.76	—	—	—	—	15.85	5.04	6,645	1.62	(3)	(1.41	)(3)	101
10/31/05	15.85	(0.25)	2.57	2.32	—	—	—	—	18.17	14.64	6,992	1.62	(3)	(1.42	)(3)	82
10/31/06	18.17	(0.25)	2.72	2.47	—	—	(1.63)	(1.63)	19.01	13.86	6,974	1.62	(3)	(1.37	)(3)	68
10/31/07	19.01	(0.20)	3.98	3.78	—	—	(2.50)	(2.50)	20.29	21.96	13,493	1.62	(3)	(1.10	)(3)	95

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Growth A	0.18%	0.04%	(0.04)%	(0.02)%	—%
Focused Small-Cap Growth B	0.28	0.09	0.03	0.02	0.03
Focused Small-Cap Growth C†	0.17	0.05	(0.02)	(0.02)	(0.00)
Focused Small-Cap Growth I	0.30	0.05	0.05	0.06	0.01

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Growth A	0.02%	0.02%	0.01%	0.00%	0.01%
Focused Small-Cap Growth B	0.03	0.02	0.01	0.00	0.01
Focused Small-Cap Growth C†	0.03	0.02	0.01	0.00	0.01
Focused Small-Cap Growth I	0.03	0.02	0.01	0.00	0.01

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP VALUE PORTFOLIO
	Class A
10/31/03	$11.11	$0.04	$2.87	$2.91	$—	$—	$—	$—	$14.02	26.19%		$168,245	1.72	%(3)(4)	0.30	%(3)(4)	69%
10/31/04	14.02	0.06	0.67	0.73	(0.02)	—	—	(0.02)	14.73	5.21	(5)	368,353	1.72	(3)	0.44	(3)	47
10/31/05	14.73	0.05	2.14	2.19	(0.04)	—	(0.10)	(0.14)	16.78	14.90		437,074	1.65	(3)(4)	0.32	(3)(4)	122
10/31/06	16.78	0.09	2.30	2.39	(0.05)	—	(0.72)	(0.77)	18.40	14.70		484,952	1.64	(4)	0.55	(4)	133
10/31/07	18.40	0.13	1.86	1.99	(0.11)	—	(2.11)	(2.22)	18.17	11.64		152,128	1.67	(3)(4)	0.69	(3)(4)	185
	Class B
10/31/03	$10.83	$(0.04)	$2.79	$2.75	$—	$—	$—	$—	$13.58	25.39%		$41,887	2.37	%(3)(4)	(0.35	)%(3)(4)	69%
10/31/04	13.58	(0.04)	0.65	0.61	—	—	—	—	14.19	4.49	(5)	44,263	2.37	(3)	(0.24	)(3)	47
10/31/05	14.19	(0.06)	2.05	1.99	—	—	(0.10)	(0.10)	16.08	14.06		36,286	2.37	(3)(4)	(0.41	)(3)(4)	122
10/31/06	16.08	(0.03)	2.20	2.17	—	—	(0.72)	(0.72)	17.53	13.90		31,106	2.37	(3)(4)	(0.19	)(3)(4)	133
10/31/07	17.53	(0.01)	1.79	1.78	(0.01)	—	(2.11)	(2.12)	17.19	10.91		22,719	2.36	(3)(4)	(0.10	)(3)(4)	185
	Class C†
10/31/03	$10.85	$(0.04)	$2.79	$2.75	$—	$—	$—	$—	$13.60	25.35%		$56,935	2.37	%(3)(4)	(0.35	)%(3)(4)	69%
10/31/04	13.60	(0.04)	0.65	0.61	—	—	—	—	14.21	4.49	(5)	76,253	2.37	(3)	(0.23	)(3)	47
10/31/05	14.21	(0.07)	2.07	2.00	—	—	(0.10)	(0.10)	16.11	14.12		73,070	2.37	(3)(4)	(0.40	)(3)(4)	122
10/31/06	16.11	(0.02)	2.19	2.17	—	—	(0.72)	(0.72)	17.56	13.88		71,175	2.32	(3)(4)	(0.14	)(3)(4)	133
10/31/07	17.56	(0.02)	1.81	1.79	(0.01)	—	(2.11)	(2.12)	17.23	10.95		59,272	2.36	(3)(4)	(0.10	)(3)(4)	185

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Large-Cap Value A	0.09%	(0.02)%	(0.01)%	—%	—%
Focused Large-Cap Value B	0.11	0.01	(0.02)	(0.02)	0.05
Focused Large-Cap Value C†	0.08	0.01	(0.05)	(0.01)	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/05	10/31/06	10/31/07
Focused Large-Cap Value A	0.11%	0.00%	0.00%	0.01%
Focused Large-Cap Value B	0.15	0.00	0.00	0.01
Focused Large-Cap Value C†	0.14	0.00	0.00	0.01

(5)  Total return for each class was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED VALUE PORTFOLIO
	Class A
10/31/03	$13.43	$0.16	$3.51	$3.67	$—	$—	$—	$—	$17.10	27.33%	$162,492	1.72	%(3)	1.08	%(3)	184%
10/31/04	17.10	0.05	1.91	1.96	(0.14)	—	—	(0.14)	18.92	11.49	205,956	1.72	(3)	0.29	(3)	133
10/31/05	18.92	0.07	1.97	2.04	—	—	—	—	20.96	10.78	224,591	1.72	(3)(4)	0.33	(3)(4)	176
10/31/06	20.96	0.11	4.40	4.51	—	—	(1.67)	(1.67)	23.80	22.82	264,368	1.70	(3)(4)	0.52	(3)(4)	39
10/31/07	23.80	0.14	4.77	4.91	(0.13)	—	(1.82)	(1.95)	26.76	21.99	450,472	1.66	(4)	0.57	(4)	86
	Class B
10/31/03	$13.17	$0.05	$3.45	$3.50	$—	$—	$—	$—	$16.67	26.58%	$189,432	2.37	%(3)	0.33	%(3)	184%
10/31/04	16.67	(0.06)	1.84	1.78	(0.02)	—	—	(0.02)	18.43	10.71	183,754	2.37	(3)	(0.36	)(3)	133
10/31/05	18.43	(0.07)	1.93	1.86	—	—	—	—	20.29	10.09	172,116	2.37	(3)(4)	(0.33	)(3)(4)	176
10/31/06	20.29	(0.03)	4.24	4.21	—	—	(1.67)	(1.67)	22.83	22.04	168,083	2.37	(3)(4)	(0.14	)(3)(4)	39
10/31/07	22.83	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.55	21.18	157,514	2.33	(4)	(0.07	)(4)	86
	Class C†
10/31/03	$13.16	$0.04	$3.46	$3.50	$—	$—	$—	$—	$16.66	26.60%	$220,776	2.37	%(3)	0.31	%(3)	184%
10/31/04	16.66	(0.06)	1.84	1.78	(0.02)	—	—	(0.02)	18.42	10.71	211,999	2.37	(3)	(0.36	)(3)	133
10/31/05	18.42	(0.07)	1.93	1.86	—	—	—	—	20.28	10.10	193,047	2.37	(3)(4)	(0.34	)(3)(4)	176
10/31/06	20.28	(0.03)	4.23	4.20	—	—	(1.67)	(1.67)	22.81	22.00	194,997	2.36	(3)(4)	(0.13	)(3)(4)	39
10/31/07	22.81	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.53	21.20	223,206	2.32	(4)	(0.06	)(4)	86

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06
Focused Value A	0.03%	0.04%	(0.02)%	(0.02)%
Focused Value B	0.02	0.04	(0.02)	(0.03)
Focused Value C†	0.01	0.03	(0.02)	(0.02)

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07
Focused Value A	0.02%	0.00%	0.01%
Focused Value B	0.02	0.00	0.01
Focused Value C†	0.02	0.00	0.01

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED MID-CAP VALUE PORTFOLIO
	Class A
08/03/05-10/31/05(6)	$12.50	$(0.01)	$(0.15)	$(0.16)	$—	$—	$—	$—	$12.34	(1.28)%	$36,217	1.72	%(3)	(0.34	)%(3)	4%
10/31/06	12.34	0.12	2.35	2.47	(0.11)	—	0.00	(0.11)	14.70	20.17	76,587	1.72	(5)	0.89	(5)	70
10/31/07	14.70	(0.06)	3.73	3.67	(0.05)	—	(0.55)	(0.60)	17.77	25.78	93,762	1.72	(5)	(0.38	)(5)	62
	Class B
08/03/05-10/31/05(6)	$12.50	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$12.32	(1.44)%	$105	2.37	%(3)	(1.41	)%(3)	4%
10/31/06	12.32	0.01	2.36	2.37	(0.08)	—	0.00	(0.08)	14.61	19.32	1,154	2.37	(5)	0.01	(5)	70
10/31/07	14.61	(0.15)	3.70	3.55	—	—	(0.55)	(0.55)	17.61	25.02	1,815	2.37	(5)	(1.01	)(5)	62
	Class C
08/03/05-10/31/05(6)	$12.50	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$12.32	(1.44)%	$450	2.37	%(3)	(1.68	)%(3)	4%
10/31/06	12.32	0.03	2.35	2.38	(0.08)	—	0.00	(0.08)	14.62	19.40	3,394	2.37	(5)	0.19	(5)	70
10/31/07	14.62	(0.14)	3.69	3.55	—	—	(0.55)	(0.55)	17.62	25.01	8,813	2.37	(5)	(0.96	)(5)	62

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07
Focused Mid-Cap Value A	0.67%	(0.00)%	0.06%
Focused Mid-Cap Value B	94.96	1.96	0.56
Focused Mid-Cap Value C	36.93	0.71	0.17

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07
Focused Mid-Cap Value A	0.04%	0.04%
Focused Mid-Cap Value B	0.04	0.04
Focused Mid-Cap Value C	0.03	0.04

(6)  Commencement of operations

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP VALUE PORTFOLIO
	Class A
10/31/03	$13.21	$(0.03)	$5.15	$5.12	$—	$0.00	$(0.63)	$(0.63)	$17.70	40.24%	$140,181	1.72	%(3)	(0.20	)%(3)	101%
10/31/04	17.70	(0.04)	3.67	3.63	—	—	—	—	21.33	20.51	342,316	1.72	(3)	(0.25	)(3)	75
10/31/05	21.33	(0.07)	1.89	1.82	—	—	(2.28)	(2.28)	20.87	8.58	328,952	1.68	(3)	(0.39	)(3)	116
10/31/06	20.87	0.02	2.65	2.67	—	—	(3.71)	(3.71)	19.83	14.48	232,913	1.68		0.06		197
10/31/07	19.83	(0.05)	1.45	1.40	—	—	(1.42)	(1.42)	19.81	7.38	175,137	1.69	(3)	(0.28	)(3)	170
	Class B
10/31/03	$12.75	$(0.12)	$4.96	$4.84	$—	$0.00	$(0.63)	$(0.63)	$16.96	39.46%	$60,293	2.37	%(3)	(0.84	)%(3)	101%
10/31/04	16.96	(0.15)	3.50	3.35	—	—	—	—	20.31	19.75	75,814	2.37	(3)	(0.81	)(3)	75
10/31/05	20.31	(0.21)	1.80	1.59	—	—	(2.28)	(2.28)	19.62	7.81	65,856	2.37	(3)	(1.08	)(3)	116
10/31/06	19.62	(0.11)	2.46	2.35	—	—	(3.71)	(3.71)	18.26	13.65	49,714	2.37	(3)	(0.66	)(3)	197
10/31/07	18.26	(0.17)	1.33	1.16	—	—	(1.42)	(1.42)	18.00	6.65	35,120	2.37	(3)	(0.97	)(3)	170
	Class C†
10/31/03	$12.76	$(0.12)	$4.98	$4.86	$—	$0.00	$(0.63)	$(0.63)	$16.99	39.59%	$76,993	2.37	%(3)	(0.84	)%(3)	101%
10/31/04	16.99	(0.15)	3.51	3.36	—	—	—	—	20.35	19.78	114,772	2.37	(3)	(0.83	)(3)	75
10/31/05	20.35	(0.21)	1.80	1.59	—	—	(2.28)	(2.28)	19.66	7.80	118,729	2.37	(3)	(1.08	)(3)	116
10/31/06	19.66	(0.11)	2.47	2.36	—	—	(3.71)	(3.71)	18.31	13.68	97,913	2.36	(3)	(0.66	)(3)	197
10/31/07	18.31	(0.17)	1.34	1.17	—	—	(1.42)	(1.42)	18.06	6.68	72,679	2.36	(3)	(0.95	)(3)	170

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Value A	0.09%	0.00%	(0.02)%	—%	—%
Focused Small-Cap Value B	0.09	0.03	(0.02)	0.00	0.03
Focused Small-Cap Value C†	0.07	0.01	(0.04)	(0.02)	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Value A	0.03%	0.04%	0.05%	0.04%	0.01%
Focused Small-Cap Value B	0.03	0.04	0.05	0.03	0.01
Focused Small-Cap Value C†	0.03	0.04	0.05	0.03	0.01

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED GROWTH AND INCOME PORTFOLIO
	Class A
10/31/03	$12.04	$(0.08)	$2.97	$2.89	$—	$—	$—	$—	$14.93	24.00%	$119,353	1.72	%(3)	(0.58	)%(3)	103%
10/31/04	14.93	(0.04)	0.25	0.21	—	—	—	—	15.14	1.41	159,097	1.72	(3)	(0.34	)(3)	62
10/31/05	15.14	0.06	1.39	1.45	—	—	—	—	16.59	9.58	163,765	1.72	(3)	0.35	(3)	155
10/31/06	16.59	0.04	2.89	2.93	(0.11)	—	—	(0.11)	19.41	17.69	185,913	1.72	(3)	0.24	(3)	141
10/31/07	19.41	(0.01)	3.05	3.04	—	—	(0.73)	(0.73)	21.72	16.01	417,035	1.64		(0.08)		257
	Class B
10/31/03	$11.64	$(0.16)	$2.85	$2.69	$—	$—	$—	$—	$14.33	23.11%	$88,038	2.37	%(3)	(1.24	)%(3)	103%
10/31/04	14.33	(0.14)	0.26	0.12	—	—	—	—	14.45	0.84	85,871	2.37	(3)	(1.01	)(3)	62
10/31/05	14.45	(0.05)	1.32	1.27	—	—	—	—	15.72	8.79	70,609	2.37	(3)	(0.32	)(3)	155
10/31/06	15.72	(0.06)	2.72	2.66	—	—	—	—	18.38	16.92	63,470	2.37	(3)	(0.38	)(3)	141
10/31/07	18.38	(0.14)	2.87	2.73	—	—	(0.73)	(0.73)	20.38	15.19	62,410	2.37	(3)	(0.73	)(3)	257
	Class C†
10/31/03	$11.63	$(0.15)	$2.84	$2.69	$—	$—	$—	$—	$14.32	23.13%	$137,348	2.37	%(3)	(1.24	)%(3)	103%
10/31/04	14.32	(0.14)	0.25	0.11	—	—	—	—	14.43	0.77	136,360	2.37	(3)	(1.01	)(3)	62
10/31/05	14.43	(0.05)	1.33	1.28	—	—	—	—	15.71	8.87	107,862	2.37	(3)	(0.32	)(3)	155
10/31/06	15.71	(0.06)	2.71	2.65	—	—	—	—	18.36	16.87	103,407	2.37	(3)	(0.39	)(3)	141
10/31/07	18.36	(0.13)	2.87	2.74	—	—	(0.73)	(0.73)	20.37	15.27	132,755	2.31	(3)	(0.68	)(3)	257

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth and Income A	0.04%	0.04%	(0.02)%	(0.03)%	—%
Focused Growth and Income B	0.04	0.05	0.01	0.01	(0.03)
Focused Growth and Income C†	0.03	0.03	(0.02)	(0.02)	(0.00)

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth and Income A	0.03%	0.04%	0.02%	0.01%	0.02%
Focused Growth and Income B	0.04	0.05	0.02	0.01	0.02
Focused Growth and Income C†	0.03	0.05	0.02	0.01	0.02

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Redem- ption fees	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
	Class A
10/31/03	$12.01	$0.01	$2.80	$2.81	$—	$—	$—	$—	$—	$14.82	23.40%	$63,803	1.95%	0.10%	103%
10/31/04	14.82	(0.02)	1.84	1.82	—	—	(0.08)	(0.08)	0.00	16.56	12.31	165,924	1.95	(0.12)	166
10/31/05	16.56	0.21	2.54	2.75	(0.04)	—	(0.70)	(0.74)	0.00	18.57	17.04	205,848	1.95	1.14	121
10/31/06	18.57	0.13	4.29	4.42	(0.21)	—	(1.21)	(1.42)	0.00	21.57	25.66	281,354	1.95	0.67	81
10/31/07	21.57	0.08	4.24	4.32	(0.04)	—	(2.93)	(2.97)	0.00	22.92	22.37	327,617	1.95	0.39	92
	Class B
10/31/03	$11.94	$(0.05)	$2.75	$2.70	$—	$—	$—	$—	$—	$14.64	22.61%	$7,682	2.60%	(0.41)%	103%
10/31/04	14.64	(0.13)	1.82	1.69	—	—	(0.08)	(0.08)	0.00	16.25	11.57	10,735	2.60	(0.85)	166
10/31/05	16.25	0.09	2.50	2.59	—	—	(0.70)	(0.70)	0.00	18.14	16.32	13,411	2.60	0.50	121
10/31/06	18.14	0.00	4.19	4.19	(0.10)	—	(1.21)	(1.31)	0.00	21.02	24.78	18,983	2.60	0.01	81
10/31/07	21.02	(0.04)	4.11	4.07	—	—	(2.93)	(2.93)	0.00	22.16	21.62	20,804	2.60	(0.18)	92
	Class C†
10/31/03	$11.93	$(0.05)	$2.75	$2.70	$—	$—	$—	$—	$—	$14.63	22.63%	$17,141	2.60%	(0.40)%	103%
10/31/04	14.63	(0.13)	1.81	1.68	—	—	(0.08)	(0.08)	0.00	16.23	11.51	29,188	2.60	(0.83)	166
10/31/05	16.23	0.09	2.49	2.58	—	—	(0.70)	(0.70)	0.00	18.11	16.28	35,065	2.60	0.51	121
10/31/06	18.11	0.01	4.18	4.19	(0.10)	—	(1.21)	(1.31)	0.00	20.99	24.83	42,499	2.60	0.04	81
10/31/07	20.99	(0.04)	4.10	4.06	—	—	(2.93)	(2.93)	0.00	22.12	21.60	47,583	2.60	(0.19)	92

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments)/fee waivers (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused International Equity A	0.50%	0.21%	0.06%	0.02%	0.02%
Focused International Equity B	0.69	0.36	0.17	0.12	0.10
Focused International Equity C†	0.57	0.26	0.11	0.06	0.06

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused International Equity A	0.01%	0.02%	0.04%	0.01%	0.00%
Focused International Equity B	0.01	0.02	0.04	0.01	0.00
Focused International Equity C†	0.01	0.02	0.04	0.01	0.00

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED TECHNOLOGY PORTFOLIO
	Class A
10/31/03	$2.79	$(0.07)	$2.19	$2.12	$—	$—	$—	$—	$4.91	75.99%	$34,846	1.97%	(1.83)%	157%
10/31/04	4.91	(0.09)	0.54	0.45	—	—	—	—	5.36	9.16	37,852	1.97	(1.86)	159
10/31/05	5.36	(0.08)	0.93	0.85	—	—	—	—	6.21	15.86	47,847	1.97	(1.49)	97
10/31/06	6.21	(0.10)	0.14	0.04	—	—	—	—	6.25	0.64	38,400	1.97	(1.69)	96
10/31/07	6.25	(0.11)	1.65	1.54	—	—	—	—	7.79	24.64	44,561	1.97	(1.68)	117
	Class B
10/31/03	$2.75	$(0.09)	$2.15	$2.06	$—	$—	$—	$—	$4.81	74.91%	$22,851	2.62%	(2.48)%	157%
10/31/04	4.81	(0.12)	0.53	0.41	—	—	—	—	5.22	8.52	25,969	2.62	(2.50)	159
10/31/05	5.22	(0.12)	0.91	0.79	—	—	—	—	6.01	15.13	25,217	2.62	(2.13)	97
10/31/06	6.01	(0.14)	0.14	(0.00)	—	—	—	—	6.01	0.00	21,267	2.62	(2.34)	96
10/31/07	6.01	(0.16)	1.60	1.44	—	—	—	—	7.45	23.96	14,611	2.62	(2.33)	117
	Class C†
10/31/03	$2.75	$(0.09)	$2.15	$2.06	$—	$—	$—	$—	$4.81	74.91%	$28,490	2.62%	(2.48)%	157%
10/31/04	4.81	(0.12)	0.53	0.41	—	—	—	—	5.22	8.52	28,495	2.62	(2.51)	159
10/31/05	5.22	(0.12)	0.92	0.80	—	—	—	—	6.02	15.33	28,394	2.62	(2.13)	97
10/31/06	6.02	(0.14)	0.13	(0.01)	—	—	—	—	6.01	(0.17)	24,068	2.62	(2.34)	96
10/31/07	6.01	(0.15)	1.59	1.44	—	—	—	—	7.45	23.96	23,461	2.62	(2.33)	117

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Technology A	0.48%	0.38%	0.20%	0.15%	0.17%
Focused Technology B	0.52	0.43	0.25	0.22	0.23
Focused Technology C†	0.47	0.39	0.21	0.17	0.17

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Technology A	0.08%	0.07%	0.02%	0.02%	0.00%
Focused Technology B	0.08	0.07	0.02	0.03	0.01
Focused Technology C†	0.08	0.07	0.01	0.03	0.01

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
	Class A
9/30/03	$9.71	$0.24	$1.17	$1.41	$(0.37)	$—	$—	$(0.37)	$10.75	14.69%	$45,639	0.95%		2.41%		20%
10/01/03-10/31/03*	10.75	0.04	0.52	0.56	—	—	—	—	11.31	5.21	50,263	0.95	(4)(5)	2.24	(4)(5)	0
10/31/04	11.31	0.23	0.98	1.21	(0.23)	—	—	(0.23)	12.29	10.71	68,541	0.95		1.86		43
10/31/05	12.29	0.25	0.06	0.31	(0.25)	—	—	(0.25)	12.35	2.49	58,264	0.95		2.00		30
10/31/06	12.35	0.15	1.97	2.12	(0.17)	—	—	(0.17)	14.30	17.22	61,360	0.95	(4)(6)	1.11	(4)(6)	614
10/31/07	14.30	0.38	2.23	2.61	(0.36)	—	(1.42)	(1.78)	15.13	19.96	61,673	0.95	(6)	2.62	(6)	59
	Class B
9/30/03	$9.63	$0.18	$1.17	$1.35	$(0.26)	$—	$—	$(0.26)	$10.72	14.07%	$47,369	1.60%		1.79%		20%
10/01/03-10/31/03*	10.72	0.03	0.52	0.55	—	—	—	—	11.27	5.13	53,628	1.60	(4)(5)	1.59	(4)(5)	0
10/31/04	11.27	0.15	0.98	1.13	(0.15)	—	—	(0.15)	12.25	10.01	59,128	1.60		1.21		43
10/31/05	12.25	0.17	0.06	0.23	(0.17)	—	—	(0.17)	12.31	1.82	47,733	1.60		1.34		30
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	42,569	1.60	(4)(6)	0.44	(4)(6)	614
10/31/07	14.26	0.28	2.24	2.52	(0.27)	—	(1.42)	(1.69)	15.09	19.27	40,199	1.60	(6)	1.97	(6)	59
	Class C†
9/30/03	$9.63	$0.18	$1.16	$1.34	$(0.26)	$—	$—	$(0.26)	$10.71	13.96%	$69,059	1.60%		1.77%		20%
10/01/03-10/31/03*	10.71	0.03	0.53	0.56	—	—	—	—	11.27	5.23	79,071	1.60	(4)(5)	1.59	(4)(5)	0
10/31/04	11.27	0.15	0.98	1.13	(0.15)	—	—	(0.15)	12.25	10.01	101,720	1.60		1.21		43
10/31/05	12.25	0.17	0.06	0.23	(0.17)	—	—	(0.17)	12.31	1.82	88,859	1.60		1.35		30
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	87,655	1.60	(4)(6)	0.44	(4)(6)	614
10/31/07	14.26	0.28	2.23	2.51	(0.27)	—	(1.42)	(1.69)	15.08	19.19	89,287	1.60	(6)	1.97	(6)	59

*  The Portfolio changed its fiscal year end from September 30 to October 31.

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	9/30/03	10/31/03(4)(5)	10/31/04	10/31/05	10/31/06	10/31/07
Focused Dividend Strategy A	0.16%	0.14%	0.13%	0.11%	0.12%	0.10%
Focused Dividend Strategy B	0.16	0.13	0.15	0.10	0.13	0.10
Focused Dividend Strategy C†	0.14	0.11	0.13	0.09	0.11	0.08

(4)  The ratio reflects an expense cap which is net of custody credits of (0.01)%

(5)  Annualized

(6)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07
Focused Dividend Strategy A	0.01%	0.00%
Focused Dividend Strategy B	0.01	0.00
Focused Dividend Strategy C	0.01	0.00

†  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net investment income (loss) to average net assets(4)(5)		Port- folio Turn- over
FOCUSED STARALPHA PORTFOLIO
	Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%	$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87
	Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%	$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Commencement of operations

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/07
Focused StarALPHA Class A	0.17%
Focused StarALPHA Class C	0.92

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

10/31/07
Focused StarALPHA Class A	0.01%
Focused StarALPHA Class C	0.01

(6)  Annualized

(7)  Net of custody credits of 0.01%.

See Notes to Financial Statements

Focused Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	80.3%
International Equity Investment Companies	19.9
100.2%
* Calculated as a percentage of net assets

Focused Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Domestic Equity Investment Companies—80.3%
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A	8,536,536	$185,328,201
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	5,355,510	165,913,695
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A	5,871,758	157,128,238
Total Domestic Equity Investment Companies (cost $475,190,288)		508,370,134
International Equity Investment Companies—19.9%
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A (cost $106,189,836)	5,485,397	125,725,304
Total Long-Term Investment Companies (cost $581,380,124)(1)	100.2%	634,095,438
Liabilities in excess of other assets	(0.2)	(988,951)
NET ASSETS	100.0%	$633,106,487

† Non-income producing security

# See Note 5

@ The Focused Equity Strategy Portfolio invests in various AIG SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available at our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	70.4%
Fixed Income Investment Companies	19.6
International Equity Investment Companies	10.1
100.1%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.1%
Domestic Equity Investment Companies—70.4%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio Class A†	7,426,827	$101,970,335
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	4,536,608	99,669,287
SunAmerica Focused Series, Inc. Focused Large-Cap Value Portfolio, Class A	4,742,250	86,166,676
Sunamerica Focused Series, Inc. Focused Mid-Cap Growth Portfolio, Class A	5,023,632	87,310,730
SunAmerica Focused Series, Inc. Focused Mid-Cap Value Portfolio, Class A	4,821,483	85,677,756
SunAmerica Focused Series, Inc. Focused Small-Cap Growth Portfolio, Class A	4,650,138	92,816,828
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	4,294,696	85,077,921
Total Domestic Equity Investment Companies (cost $569,421,070)		638,689,533
Fixed Income Investment Companies—19.6%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	7,874,890	87,647,531
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	24,766,220	89,901,377
Total Fixed Income Investment Companies (cost $175,785,207)		177,548,908
International Equity Investment Companies—10.1%
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A (cost $70,140,418)	3,982,931	91,288,782
Total Long-Term Investment Companies (cost $815,346,695)(1)	100.1%	907,527,223
Liabilities in excess of other assets	(0.1)	(1,060,413)
NET ASSETS	100.0%	$906,466,810

† Non-income producing security

# See Note 5

@ The Focused Multi-Asset Strategy Portfolio invests in various AIG SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available at our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	48.7%
Fixed Income Investment Companies	39.5
International Equity Investment Companies	12.0
100.2%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.2%
Domestic Equity Investment Companies—48.7%
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A	3,670,633	$79,689,451
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	2,338,513	72,447,138
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A	2,428,357	64,982,836
Total Domestic Equity Investment Companies (cost $202,788,934)		217,119,425
Fixed Income Investment Companies—39.5%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	8,252,093	91,845,792
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	23,210,660	84,254,695
Total Fixed Income Investment Companies (cost $174,234,825)		176,100,487
International Equity Investment Companies—12.0%
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A (cost $43,845,519)	2,334,902	53,515,944
Total Long-Term Investment Companies (cost $420,869,278)(1)	100.2%	446,735,856
Liabilities in excess of other assets	(0.2)	(787,156)
NET ASSETS	100.0%	$445,948,700

† Non-income producing security

# See Note 5

@ The Focused Balanced Strategy Portfolio invests in various AIG SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available at our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Fixed Income and Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	64.9%
Domestic Equity Investment Companies	30.4
International Equity Investment Companies	4.6
99.9%

* Calculated as a percentage of net assets

Focused Fixed Income and Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—99.9%
Domestic Equity Investment Companies—30.4%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A† (cost $16,582,117)	1,291,663	$17,734,527
Fixed Income Investment Companies—64.9%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	440,510	4,902,877
SunAmerica Income Funds SunAmerica High Yield Bond Fund, Class A	979,578	4,545,243
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	3,658,562	13,280,579
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,634,772	15,154,341
Total Fixed Income Investment Companies (cost $37,398,119)		37,883,040
International Equity Investment Companies—4.6%
SunAmerica Focused Series, Inc. Focused International Equity Portfolio, Class A (cost $2,169,820)	116,433	2,668,646
Total Long-Term Investment Companies (cost $56,150,056)(1)	99.9%	58,286,213
Other assets less liabilities	0.1	85,729
NET ASSETS	100.0%	$58,371,942

† Non-income producing security

# See Note 5

@ The Focused Fixed Income and Equity Strategy Portfolio invests in various AIG SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available at our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Fixed Income Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	89.6%
Domestic Equity Investment Companies	11.2
100.8%

* Calculated as a percentage of net assets

Focused Fixed Income Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
AFFILIATED INVESTMENT COMPANIES#—100.8%
Domestic Equity Investment Companies—11.2%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A† (cost $2,396,542)	185,743	$2,550,256
Fixed Income Investment Companies—89.6%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	447,455	4,980,174
SunAmerica Income Funds SunAmerica High Yield Bond Fund, Class A	447,251	2,075,245
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	1,891,508	6,866,173
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	700,299	6,491,770
Total Fixed Income Investment Companies (cost $20,229,621)		20,413,362
Total Long-Term Investment Companies (cost $22,626,163)(1)	100.8%	22,963,618
Liabilities in excess of other assets	(0.8)	(174,884)
NET ASSETS	100.0%	$22,788,734

† Non-income producing security

# See Note 5

@ The Focused Fixed Income Strategy Portfolio invests in various AIG SunAmerica Mutual Funds, some of which are not be presented in this report. Additional information on the underlying funds is available at our website, www.sunamericafunds.com.

(1) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Large-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Computers	19.7%
Aerospace/Defense	10.7
Medical-HMO	6.4
Oil Companies-Integrated	5.2
Diversified Manufacturing Operations	3.7
Pharmacy Services	3.7
Casino Hotels	3.5
Multimedia	3.5
Oil Refining & Marketing	3.5
Retail-Restaurants	3.5
Telephone-Integrated	3.5
Applications Software	3.3
Engineering/R&D Services	3.3
Medical-Biomedical/Gene	3.3
Cellular Telecom	2.9
Agricultural Chemicals	2.6
Web Portals/ISP	2.5
Wireless Equipment	2.4
Metal Processors & Fabrication	2.3
Telecom Equipment-Fiber Optics	1.9
Commercial Services	1.7
Finance-Investment Banker/Broker	1.6
Finance-Other Services	1.6
Repurchase Agreements	0.6
96.9%

* Calculated as a percentage of net assets

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—96.3%
Aerospace/Defense—10.7%
General Dynamics Corp.	340,000	$30,926,400
Lockheed Martin Corp.	276,000	30,371,040
Raytheon Co.	460,000	29,260,600
		90,558,040
Agricultural Chemicals—2.6%
Potash Corp. of Saskatchewan, Inc.	180,920	22,220,595
Applications Software—3.3%
Microsoft Corp.	760,000	27,975,600
Casino Hotel—3.5%
Las Vegas Sands Corp.†	220,825	29,387,391
Cellular Telecom—2.9%
America Movil SAB de CV, Series L ADR	373,330	24,412,049
Commercial Services—1.7%
CoStar Group, Inc.†	256,100	14,725,750
Computers—19.7%
Apple, Inc.†	302,910	57,537,754
Hewlett-Packard Co.	1,113,144	57,527,282
International Business Machines Corp.	250,000	29,030,000
Research In Motion, Ltd.†	178,435	22,216,942
		166,311,978
Diversified Manufacturing Operations—3.7%
Honeywell International, Inc.	510,000	30,809,100
Engineering/R&D Services—3.3%
ABB, Ltd. ADR	910,710	27,521,656
Finance-Investment Banker/Broker—1.6%
The Goldman Sachs Group, Inc.	54,845	13,597,172
Finance-Other Services—1.6%
CME Group, Inc.	19,820	13,205,075
Medical-Biomedical/Gene—3.3%
Biogen Idec, Inc.†	20,000	1,488,800
Genentech, Inc.†	360,000	26,686,800
		28,175,600
Medical-HMO—6.4%
Aetna, Inc.	540,000	30,331,800
UnitedHealth Group Inc.	476,843	23,436,834
		53,768,634
Metal Processors & Fabrication—2.3%
Precision Castparts Corp.	132,230	19,809,376
Multimedia—3.5%
The Walt Disney Co.	850,000	29,435,500
Oil Companies-Integrated—5.2%
ExxonMobil Corp.	270,000	24,837,300
Hess Corp.	266,925	19,114,499
		43,951,799
Oil Refining & Marketing—3.5%
Valero Energy Corp.	420,000	29,580,600

Security Description	Shares/ Principal Amount	Value (Note 2)
Pharmacy Services—3.7%
Medco Health Solutions, Inc.†	330,000	$31,145,400
Retail-Restaurants—3.5%
McDonald's Corp.	500,000	29,850,000
Telecom Equipment-Fiber Optics—1.9%
Corning, Inc.	671,925	16,307,620
Telephone-Integrated—3.5%
AT&T Inc.	710,000	29,670,900
Web Portals/ISP—2.5%
Google, Inc., Class A†	29,230	20,665,610
Wireless Equipment—2.4%
Crown Castle International Corp.†	489,410	20,100,069
Total Long-Term Investment Securities (cost $628,817,853)		813,185,514
SHORT-TERM INVESTMENT SECURITIES—0.0%
U.S. GOVERNMENT AGENCIES—0.0%
Federal Home Loan Bank
Disc. Notes
4.32% due 11/01/07	$100,000	99,988
4.40% due 11/01/07	100,000	100,000
Total Short-Term Investment Securities (cost $199,988)		199,988
REPURCHASE AGREEMENT—0.6%
Agreement with State Street Bank & Trust Co., bearing interest at 2.50% dated 10/31/07, to be repurchased 11/01/07 in the amount of $5,360,372 and collateralized by $5,595,000 of Federal National Mtg. Assoc. Notes, bearing interest at 5.54% due 03/11/19 and having approximate aggregate value of $5,469,060 (cost $5,360,000)	$5,360,000	5,360,000
TOTAL INVESTMENTS (cost $634,377,841)(1)	96.9%	818,745,502
Other assets less liabilities	3.1	26,199,201
NET ASSETS	100.0%	$844,944,703

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Growth Portfolio@

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Repurchase Agreements	8.2%
Computers	8.1
Medical Instruments	7.8
Finance-Other Services	7.3
Retail-Restaurants	5.9
Retail-Apparel/Shoe	5.8
Agricultural Operations	5.7
Web Portals/ISP	5.5
Electronic Components-Semiconductors	4.8
Data Processing/Management	4.7
Medical-Biomedical/Gene	4.7
Web Hosting/Design	4.3
Electric-Integrated	3.3
Telecom Services	2.8
Cosmetics & Toiletries	2.7
Real Estate Management/Services	2.6
Brewery	2.5
Physical Therapy/Rehabilation Centers	2.5
Retail-Regional Department Stores	2.5
Oil Companies-Integrated	1.9
Semiconductors Components-Intergrated Circuits	1.9
E-Commerce/Products	1.6
Federal Home Loan Bank	1.5
X-Ray Equipment	1.1
Commercial Services	1.0
100.7%

* Calculated as a percentage of net assets

@ See Note 1

Focused Growth Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—91.0%
Agricultural Operations—5.7%
Bunge, Ltd.	296,115	$34,109,487
Brewery—2.5%
Carlsberg A/S (1)	110,400	14,913,131
Commercial Services—1.0%
AerCap Holdings NV†	226,700	5,715,107
Computers—8.1%
Apple, Inc.†	253,615	48,174,169
Cosmetics & Toiletries—2.7%
Bare Escentuals, Inc.†	653,100	16,131,570
Data Processing/Management—4.7%
Fiserv, Inc.†	302,800	16,775,120
MoneyGram International, Inc.	683,100	10,895,445
		27,670,565
E-Commerce/Products—1.6%
NutriSystem, Inc.†	315,900	9,508,590
Electric-Integrated—3.3%
Oesterreichische Elektrizitaetswirtschafts AG, Class A (1)	299,400	19,820,614
Electronic Components- Semiconductors—4.8%
Microchip Technology, Inc.	464,400	15,404,148
ON Semiconductor Corp.†	1,298,000	13,239,600
		28,643,748
Finance-Other Services—7.3%
CME Group, Inc.	35,100	23,385,375
NYMEX Holdings, Inc.	156,400	20,100,528
		43,485,903
Medical Instruments—7.8%
Intuitive Surgical, Inc.†	142,445	46,560,997
Medical-Biomedical/Gene—4.7%
Celgene Corp.†	421,688	27,831,408
Oil Companies-Integrated—1.9%
Marathon Oil Corp.	189,335	11,195,379
Physical Therapy/Rehabilation Centers—2.5%
Psychiatric Solutions, Inc.†	376,000	14,889,600
Real Estate Management/Services—2.6%
CB Richard Ellis Group, Inc., Class A†	627,200	15,291,136
Retail-Apparel/Shoe—5.8%
Abercrombie & Fitch Co., Class A	290,120	22,977,504
American Eagle Outfitters, Inc.	478,000	11,366,840
		34,344,344
Retail-Regional Department Stores—2.5%
Kohl's Corp.†	265,500	14,594,535
Retail-Restaurants—5.9%
Chipotle Mexican Grill, Inc., Class A†	251,060	34,897,340
Semiconductors Components- Intergrated Circuits—1.9%
Integrated Device Technology, Inc.†	831,100	11,161,673

Security Description	Shares/ Principal Amount	Value (Note 2)
Telecom Services—2.8%
Clearwire Corp. Class A†	412,800	$8,474,784
NeuStar Inc.†	248,100	8,485,020
		16,959,804
Web Hosting/Design—4.3%
Equinix, Inc.†	221,700	25,863,522
Web Portals/ISP—5.5%
Google, Inc., Class A†	45,980	32,507,860
X-Ray Equipment—1.1%
Hologic, Inc.†	96,500	6,555,245
Total Long-Term Investment Securities (cost $385,536,489)		540,825,727
SHORT-TERM INVESTMENT SECURITIES—1.5%
U.S. GOVERNMENT AGENCIES—1.5%
Federal Home Loan Bank Disc. Notes 4.40% due 11/01/07 (cost $9,200,000)	$9,200,000	9,200,000
REPURCHASE AGREEMENTS—8.2%
State Street Bank & Trust Co. Joint Repurchase Agreement(2)	5,065,000	5,065,000
UBS Securities, LLC Joint Repurchase Agreement(2)	35,000,000	35,000,000
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $8,666,602 and collateralized by $8,660,000 of Federal Home Loan Bank Notes, bearing interest at 5.86%, due 03/02/17 and having an approximate value of $8,844,025	8,666,000	8,666,000
Total Repurchase Agreements (cost $48,731,000)		48,731,000
TOTAL INVESTMENTS (cost $443,467,489)(3)	100.7%	598,756,727
Liabilities in excess of other assets	(0.7)	(4,343,877)
NET ASSETS	100.0%	$594,412,850

@ See Note 1

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2007. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 2 for details of Joint Repurchase Agreements.

(3) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Mid-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Telecom Services	9.1%
Time Deposits	6.6
Dialysis Centers	5.5
Instruments-Scientific	5.2
Investment Management/Advisor Services	4.7
Wireless Equipment	4.2
Advanced Materials	3.9
Steel-Producers	3.9
Casino Services	3.7
Retail-Jewelry	3.5
Distribution/Wholesale	3.2
Oil-Field Services	3.1
Finance-Investment Banker/Broker	2.9
Transactional Software	2.9
Computer Services	2.8
Entertainment Software	2.8
Hotels/Motels	2.7
Finance-Commercial	2.6
Engineering/R&D Services	2.5
Broadcast Services/Program	2.3
Therapeutics	2.2
Oil Field Machinery & Equipment	2.1
Industrial Gases	2.0
Oil & Gas Drilling	2.0
Electric-Transmission	1.8
Wire & Cable Products	1.8
Finance-Other Services	1.7
Internet Infrastructure Software	1.7
Medical-Drugs	1.7
Auto-Heavy Duty Trucks	1.3
Oil Companies-Exploration & Production	1.2
Agricultural Chemicals	1.1
Chemicals-Diversified	1.1
Electronic Components-Semiconductors	1.1
X-Ray Equipment	1.1
102.0%
* Calculated as a percentage of net assets

Focused Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—95.4%
Advanced Materials—3.9%
Hexcel Corp.†	161,390	$4,039,592
Agricultural Chemicals—1.1%
Syngenta AG ADR	23,050	1,117,234
Auto-Heavy Duty Trucks—1.3%
Oshkosh Truck Corp., Class B	24,400	1,322,480
Broadcast Services/Program—2.3%
Discovery Holding Co., Class A†	82,300	2,346,373
Casino Services—3.7%
International Game Technology	88,935	3,878,455
Chemicals-Diversified—1.1%
FMC Corp.	20,200	1,161,500
Computer Services—2.8%
IHS, Inc.†	45,650	2,878,233
Dialysis Centers—5.5%
DaVita, Inc.†	`86,700	5,651,973
Distribution/Wholesale—3.2%
Central European Distribution Corp.†	32,800	1,744,304
LKQ Corp.†	41,100	1,584,816
		3,329,120
Electric-Transmission—1.8%
ITC Holdings Corp.	32,500	1,860,300
Electronic Components- Semiconductors—1.1%
Broadcom Corp., Class A†	34,200	1,113,210
Engineering/R&D Services—2.5%
McDermott International, Inc.†	42,200	2,576,732
Entertainment Software—2.8%
Electronic Arts, Inc.†	47,770	2,919,702
Finance-Commercial—2.6%
CapitalSource, Inc.	148,300	2,702,026
Finance-Investment Banker/ Broker—2.9%
TD Ameritrade Holding Corp.†	159,470	3,052,256
Finance-Other Services—1.7%
CME Group, Inc.	2,700	1,798,875
Hotel/Motel—2.7%
Starwood Hotels & Resorts Worldwide, Inc.	49,425	2,810,306
Industrial Gases—2.0%
Airgas, Inc.	19,500	984,165
Praxair, Inc.	12,200	1,042,856
		2,027,021
Instruments-Scientific—5.2%
Thermo Fisher Scientific, Inc.†	91,400	5,375,234
Internet Infrastructure Software—1.7%
F5 Networks, Inc.†	50,000	1,801,500
Investment Management/ Advisor Services—4.7%
Affiliated Managers Group, Inc.†	13,250	1,743,037
Ameriprise Financial, Inc.	49,365	3,109,008
		4,852,045

Security Description	Shares/ Principal Amount	Value (Note 2)
Medical-Drugs—1.7%
Shire PLC ADR	23,500	$1,766,025
Oil & Gas Drilling—2.0%
Atlas America, Inc.	35,700	2,059,890
Oil Companies-Exploration & Production—1.2%
Denbury Resources, Inc.†	22,100	1,250,860
Oil Field Machinery & Equipment—2.1%
FMC Technologies, Inc.†	36,000	2,182,680
Oil-Field Services—3.1%
Acergy SA ADR	110,945	3,210,748
Retail-Jewelry—3.5%
Tiffany & Co.	67,100	3,635,478
Steel-Producer—3.9%
Carpenter Technology Corp.	27,750	4,021,252
Telecom Services—9.1%
Amdocs, Ltd.†	205,690	7,075,736
NeuStar, Inc.†	67,200	2,298,240
		9,373,976
Therapeutics—2.2%
BioMarin Pharmaceuticals, Inc.†	80,400	2,229,492
Transactional Software—2.9%
VeriFone Holdings, Inc.†	60,800	3,005,344
Wire & Cable Products—1.8%
General Cable Corp.†	26,600	1,914,934
Wireless Equipment—4.2%
American Tower Corp., Class A†	97,800	4,320,804
X-Ray Equipment—1.1%
Hologic, Inc.†	17,100	1,161,603
Total Long-Term Investment Securities (cost $87,801,508)		98,747,253
SHORT-TERM INVESTMENT SECURITIES—6.6%
Time Deposits—6.6%
Euro Dollar Time Deposit with State Street Bank & Trust Co. 2.40% due 11/01/07	$6,596,000	6,596,000
Euro Dollar Time Deposit with State Street Bank & Trust Co. 1.40% due 11/01/07	232,000	232,000
Total Short-Term Investment Securities (cost $6,828,000)		6,828,000
TOTAL INVESTMENTS (cost $94,629,508)(1)	102.0%	105,575,253
Liabilities in excess of other assets	(2.0)	(2,091,342)
NET ASSETS	100.0%	$103,483,911

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Small-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Repurchase Agreements	10.0%
Medical-Biomedical/Gene	4.9
Medical Instruments	4.8
Retail-Restaurants	3.9
Commercial Services-Finance	3.8
Schools	3.7
Casino Hotels	3.6
Medical-HMO	3.5
Networking Products	3.5
Medical-Nursing Homes	3.4
Transport-Services	3.4
Oil Companies-Exploration & Production	3.0
Retail-Automobile	2.7
Insurance-Property/Casualty	2.3
Oil & Gas Drilling	2.3
Internet Content-Information/News	2.2
Computers-Periphery Equipment	2.0
Electronic Measurement Instruments	2.0
Medical Information Systems	2.0
Finance-Investment Banker/Broker	1.9
Medical-Drugs	1.9
Electronics-Military	1.8
Medical Products	1.5
Semiconductor Equipment	1.5
Semiconductors Components-Intergrated Circuits	1.5
Commercial Services	1.4
Wireless Equipment	1.4
Dental Supplies & Equipment	1.3
Electronic Components-Semiconductors	1.3
Retail-Convenience Store	1.3
Retail-Discount	1.3
Soap & Cleaning Preparation	1.3
Computers-Integrated Systems	1.2
Data Processing/Management	1.2
Diversified Minerals	1.2
Physical Therapy/Rehabilation Centers	1.2
Investment Management/Advisor Services	1.1
E-Commerce/Products	1.0
Retail-Bedding	0.8
Transactional Software	0.8
Apparel Manufacturers	0.7
Retail-Petroleum Products	0.7
X-Ray Equipment	0.7
Building-Heavy Construction	0.4
Instruments-Scientific	0.4
Insurance-Multi-line	0.4
Medical-Hospitals	0.4
Computer Aided Design	0.1
98.7%

* Calculated as a percentage of net assets

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—88.7%
Apparel Manufacturers—0.7%
Carter's, Inc.†	92,000	$2,031,360
Volcom, Inc.†	14,200	415,350
		2,446,710
Building-Heavy Construction—0.4%
Granite Construction, Inc.	34,200	1,453,914
Casino Hotel—3.6%
Wynn Resorts, Ltd.	80,000	12,914,400
Commercial Services—1.4%
ChoicePoint, Inc.†	130,000	5,111,600
Commercial Services-Finance—3.8%
Euronet Worldwide, Inc.†	200,100	6,409,203
Heartland Payment Systems, Inc.	135,000	4,050,000
Jackson Hewitt Tax Service, Inc.	103,400	3,231,250
		13,690,453
Computer Aided Design—0.1%
Aspen Technology, Inc.†	15,089	263,152
Computers-Integrated Systems—1.2%
Riverbed Technology, Inc.†	125,700	4,247,403
Computers-Periphery Equipment—2.0%
Synaptics, Inc.†	133,400	7,250,290
Data Processing/Management—1.2%
MoneyGram International, Inc.	277,700	4,429,315
Dental Supplies & Equipment—1.3%
Sirona Dental Systems, Inc.†	133,200	4,480,848
Diversified Minerals—1.2%
HLTH Corp.†	300,000	4,233,000
E-Commerce/Products—1.0%
NutriSystem, Inc.†	112,700	3,392,270
Electronic Components- Semiconductors—1.3%
Microchip Technology, Inc.	138,300	4,587,411
Electronic Measurement Instruments—2.0%
FLIR Systems, Inc.†	100,000	6,939,000
Electronics-Military—1.8%
EDO Corp.	111,200	6,449,600
Finance-Investment Banker/Broker—1.9%
Jefferies Group, Inc.	250,000	6,682,500
Instruments-Scientific—0.4%
FEI Co.†	44,000	1,276,440
Insurance-Multi-line—0.4%
HCC Insurance Holdings, Inc.	48,200	1,440,698
Insurance-Property/Casualty—2.3%
Arch Capital Group, Ltd.†	110,000	8,224,700
Internet Content-Information/News—2.2%
Baidu.com ADR†	20,100	7,688,049
Investment Management/Advisor Services—1.1%
Cohen & Steers, Inc.	100,000	3,760,000
Medical Information Systems—2.0%
Allscripts Healthcare Solutions, Inc.†	253,200	7,013,640

Security Description	Shares	Value (Note 2)
Medical Instruments—4.8%
Edwards Lifesciences Corp.†	163,000	$8,185,860
Intuitive Surgical, Inc.†	27,685	9,049,396
		17,235,256
Medical Products—1.5%
Accuray, Inc.†	270,600	5,439,060
Medical-Biomedical/Gene—4.9%
Illumina, Inc.†	179,500	10,078,925
Omrix Biopharmaceuticals, Inc.†	206,800	7,204,912
		17,283,837
Medical-Drugs—1.9%
Cubist Pharmaceuticals, Inc.†	292,100	6,835,140
Medical-HMO—3.5%
AMERIGROUP Corp.†	358,600	12,551,000
Medical-Hospitals—0.4%
Universal Health Services, Inc., Class B	30,200	1,463,583
Medical-Nursing Homes—3.4%
Manor Care, Inc.	180,000	11,984,400
Networking Products—3.5%
Acme Packet, Inc.†	367,200	5,272,992
Anixter International, Inc.†	21,300	1,464,545
Atheros Communications, Inc.†	163,700	5,745,870
		12,483,407
Oil & Gas Drilling—2.3%
Helmerich & Payne, Inc.	260,000	8,221,200
Oil Companies-Exploration & Production—3.0%
Encore Acquisition Co.†	200,000	7,340,000
Unit Corp.†	70,000	3,343,900
		10,683,900
Physical Therapy/Rehabilation Centers—1.2%
Psychiatric Solutions, Inc.†	109,100	4,320,360
Retail-Automobile—2.7%
CarMax, Inc.†	240,000	5,008,800
Penske Auto Group, Inc.	200,000	4,456,000
		9,464,800
Retail-Bedding—0.8%
Select Comfort Corp.†	250,000	2,857,500
Retail-Convenience Store—1.3%
The Pantry, Inc.†	168,700	4,726,974
Retail-Discount—1.3%
Citi Trends, Inc.†	228,500	4,469,460
Retail-Petroleum Products—0.7%
World Fuel Services Corp.	55,600	2,462,524
Retail-Restaurants—3.9%
Chipotle Mexican Grill, Inc., Class A†	64,700	8,993,300
The Cheesecake Factory, Inc.†	225,000	5,046,750
		14,040,050
School—3.7%
DeVry, Inc.	243,000	13,289,670
Semiconductor Equipment—1.5%
Tessera Technologies, Inc.†	137,800	5,262,582

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
Semiconductors Components-Intergrated Circuits—1.5%
Integrated Device Technology, Inc.†	392,800	$5,275,304
Soap & Cleaning Preparation—1.3%
Church & Dwight Co., Inc.	100,000	4,731,000
Transactional Software—0.8%
Innerworkings, Inc.†	172,100	2,769,089
Transport-Services—3.4%
C.H. Robinson Worldwide, Inc.	140,000	6,988,800
UTI Worldwide, Inc.	201,500	5,140,265
		12,129,065
Wireless Equipment—1.4%
Novatel Wireless, Inc.†	193,300	5,025,800
X-Ray Equipment—0.7%
Hologic, Inc.†	36,300	2,465,859
Total Long-Term Investment Securities (cost $241,064,247)		315,446,213
REPURCHASE AGREEMENTS—10.0%
State Street Bank & Trust Co. Joint Repurchase Agreement(1)	$7,201,000	7,201,000
UBS Securities, LLC Joint Repurchase Agreement(1)	22,000,000	22,000,000
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $6,480,450 and collateralized by $6,475,000 of Federal Home Loan Bank Notes, bearing interest at 5.86%, due 03/02/17 and having an approximate value of $6,612,594	6,480,000	6,480,000
Total Repurchase Agreements (cost $35,681,000)		35,681,000
TOTAL INVESTMENTS (cost $276,745,247)(2)	98.7%	351,127,213
Other assets less liabilities	1.3	4,806,166
NET ASSETS	100.0%	$355,933,379

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Large-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Oil Companies-Integrated	16.4%
Computers	7.1
Repurchase Agreements	6.9
Medical-HMO	6.0
Oil Companies-Exploration & Production	5.5
Telephone-Integrated	5.2
Finance-Mortgage Loan/Banker	5.0
Insurance-Property/Casualty	4.7
Tobacco	4.6
Medical-Drugs	4.1
Pharmacy Services	3.8
Finance-Investment Banker/Broker	3.7
Office Automation & Equipment	3.4
Applications Software	3.0
Diversified Manufacturing Operations	3.0
Banks-Super Regional	2.0
Enterprise Software/Service	1.9
Food-Misc.	1.9
Brewery	1.8
Electronics-Military	1.8
Medical Products	1.8
Multimedia	1.8
Finance-Credit Card	1.7
Retail-Apparel/Shoe	1.6
Exchange Traded Funds	1.6
Aerospace/Defense	1.5
Insurance Brokers	1.5
Retail-Office Supplies	1.5
Retail-Building Products	1.0
Savings & Loans/Thrifts	0.8
Medical-Biomedical/Gene	0.4
107.0%

* Calculated as a percentage of net assets

Focused Large-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—98.5%
Aerospace/Defense—1.5%
Northrop Grumman Corp.	42,000	$3,512,040
Applications Software—3.0%
Microsoft Corp.	189,700	6,982,857
Banks-Super Regional—2.0%
Bank of America Corp.	49,650	2,397,102
Wachovia Corp.	49,500	2,263,635
		4,660,737
Brewery—1.8%
Anheuser-Busch Cos., Inc.	83,800	4,297,264
Computers—7.1%
Hewlett-Packard Co.	161,000	8,320,480
International Business Machines Corp.	72,000	8,360,640
		16,681,120
Diversified Manufacturing Operations—3.0%
General Electric Co.	172,300	7,091,868
Electronics-Military—1.8%
L-3 Communications Holdings, Inc.	39,000	4,275,960
Enterprise Software/Service—1.9%
Oracle Corp.†	205,400	4,553,718
Finance-Credit Card—1.7%
American Express Co.	64,800	3,949,560
Finance-Investment Banker/Broker—3.7%
J.P. Morgan Chase & Co.	89,600	4,211,200
Merrill Lynch & Co., Inc.	67,500	4,456,350
		8,667,550
Finance-Mortgage Loan/Banker—5.0%
Fannie Mae	92,100	5,253,384
Freddie Mac	124,930	6,525,094
		11,778,478
Food-Misc.—1.9%
Kraft Foods, Inc., Class A	136,300	4,553,783
Insurance Broker—1.5%
AON Corp.	75,000	3,399,000
Insurance-Property/Casualty—4.7%
Chubb Corp.	57,100	3,046,285
The Travelers Cos., Inc.	150,000	7,831,500
		10,877,785
Medical Products—1.8%
Johnson & Johnson	62,960	4,103,103
Medical-Biomedical/Gene—0.4%
Biogen Idec, Inc.†	14,000	1,042,160
Medical-Drugs—4.1%
Pfizer, Inc.	179,400	4,415,034
Wyeth	106,700	5,188,821
		9,603,855
Medical-HMO—6.0%
Aetna, Inc.	178,800	10,043,196
UnitedHealth Group Inc.	83,500	4,104,025
		14,147,221
Multimedia—1.8%
News Corp., Class A	192,600	4,173,642

Security Description	Shares/ Principal Amount	Value (Note 2)
Office Automation & Equipment—3.4%
Xerox Corp.†	450,000	$7,848,000
Oil Companies-Exploration & Production—5.5%
Anadarko Petroleum Corp.	97,600	5,760,352
Apache Corp.	40,300	4,183,543
Devon Energy Corp.	30,900	2,886,060
		12,829,955
Oil Companies-Integrated—16.4%
Chevron Corp.	139,800	12,793,098
ConocoPhillips	117,700	9,999,792
ExxonMobil Corp.	40,200	3,697,998
Marathon Oil Corp.	201,100	11,891,043
		38,381,931
Pharmacy Services—3.8%
Medco Health Solutions, Inc.†	94,000	8,871,720
Retail-Apparel/Shoe—1.6%
American Eagle Outfitters, Inc.	156,000	3,709,680
Retail-Building Products—1.0%
Lowe's Cos., Inc.	88,000	2,366,320
Retail-Office Supplies—1.5%
Staples, Inc.	148,100	3,456,654
Savings & Loans/Thrifts—0.8%
Washington Mutual, Inc.	70,050	1,952,994
Telephone-Integrated—5.2%
AT&T Inc.	131,700	5,503,743
Qwest Communications International, Inc.†	913,000	6,555,340
		12,059,083
Tobacco—4.6%
Altria Group, Inc.	146,900	10,713,417
Total Common Stock (cost $208,829,884)		230,541,455
EXCHANGE TRADED FUNDS—1.6%
Sector Fund-Utility—1.6%
Utilities Select Sector SPDR Fund (cost $3,815,729)	90,700	3,850,215
Total Long-Term Investment Securities (cost $212,645,613)		234,391,670
REPURCHASE AGREEMENTS—6.9%
State Street Bank & Trust Co. Joint Repurchase Agreement(1)	$1,152,000	1,152,000
UBS Securities, LLC Joint Repurchase Agreement(1)	15,000,000	15,000,000
Total Repurchase Agreements (cost $16,152,000)		16,152,000
TOTAL INVESTMENTS (cost $228,797,613)(2)	107.0%	250,543,670
Liabilities in excess of other assets	(7.0)	(16,425,219)
NET ASSETS	100.0%	$234,118,451

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreement.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Value Portfolio@

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Oil Companies-Exploration & Production	8.6%
Real Estate Operations & Development	6.9
Publishing-Newspapers	6.7
Repurchase Agreements	6.4
Diversified Operations	5.0
Telephone-Integrated	4.5
Banks-Fiduciary	4.1
Steel-Producers	4.0
Broadcast Services/Program	3.7
Retail-Building Products	3.3
Banks-Super Regional	3.2
Medical-Drugs	3.2
Transport-Marine	3.2
Electronic Components-Misc.	3.1
Insurance-Life/Health	3.1
Banks-Commercial	3.0
Insurance-Property/Casualty	3.0
Finance-Investment Banker/Broker	2.9
Commercial Services-Finance	2.6
Semiconductors Components-Intergrated Circuits	2.4
Retail-Auto Parts	2.2
Cellular Telecom	2.1
Photo Equipment & Supplies	2.0
Brewery	1.8
Chemicals-Diversified	1.6
Apparel Manufacturers	1.5
Finance-Mortgage Loan/Banker	1.5
Insurance-Multi-line	1.5
Machinery-Farming	1.5
Building & Construction Products-Misc.	1.1
Financial Guarantee Insurance	0.3
100.0%

* Calculated as a percentage of net assets

@ See Note 1

Focused Value Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—93.6%
Apparel Manufacturer—1.5%
VF Corp.	147,700	$12,869,101
Banks-Commercial—3.0%
Synovus Financial Corp.	950,000	25,042,000
Banks-Fiduciary—4.1%
The Bank of New York Mellon Corp.	691,501	33,779,824
Banks-Super Regional—3.2%
Wachovia Corp.	580,631	26,552,256
Brewery—1.8%
Anheuser-Busch Cos., Inc.	300,000	15,384,000
Broadcast Services/Program—3.7%
Clear Channel Communications, Inc.	811,600	30,654,132
Building & Construction Products-Misc.—1.1%
USG Corp.†	220,000	8,745,000
Cellular Telecom—2.1%
NTT DoCoMo, Inc. ADR	1,194,000	17,432,400
Chemicals-Diversified—1.6%
The Dow Chemical Co.	292,000	13,151,680
Commercial Services-Finance—2.6%
H&R Block, Inc.	998,000	21,756,400
Diversified Operations—5.0%
Hutchison Whampoa, Ltd(1).	3,305,000	41,673,243
Electronic Components-Misc.—3.1%
AVX Corp.	1,683,700	26,013,165
Finance-Investment Banker/ Broker—2.9%
Citigroup, Inc.	260,000	10,894,000
The Charles Schwab Corp.	563,263	13,090,232
		23,984,232
Finance-Mortgage Loan/Banker—1.5%
Countrywide Financial Corp.	824,000	12,788,480
Financial Guarantee Insurance—0.3%
Radian Group, Inc.	229,010	2,883,236
Insurance-Life/Health—3.1%
Power Corp Of Canada(1)	595,350	25,537,058
Insurance-Multi-line—1.5%
Assurant, Inc.	210,800	12,319,152
Insurance-Property/Casualty—3.0%
ProAssurance Corp.†	450,000	24,813,000
Machinery-Farming—1.5%
Alamo Group, Inc.	568,292	12,320,571
Medical-Drugs—3.2%
Pfizer, Inc.	1,088,000	26,775,680
Oil Companies-Exploration & Production—8.6%
Devon Energy Corp.	364,200	34,016,280
EnCana Corp.	534,497	37,254,441
		71,270,721
Photo Equipment & Supplies—2.0%
Eastman Kodak Co.	570,000	16,336,200

Security Description	Shares/ Principal Amount	Value (Note 2)
Publishing-Newspapers—6.7%
Gannett Co., Inc.	264,000	$11,196,240
The New York Times Co., Class A	1,155,000	22,591,800
The Washington Post Co., Class B	25,500	21,649,500
		55,437,540
Real Estate Operations & Development—6.9%
Forest City Enterprises, Inc., Class A	349,012	19,865,763
Hang Lung Group, Ltd(1).	1,333,000	7,934,780
Hang Lung Properties, Ltd(1).	6,010,000	29,498,322
		57,298,865
Retail-Auto Parts—2.2%
AutoZone, Inc.†	146,900	18,275,829
Retail-Building Products—3.3%
Home Depot, Inc.	870,000	27,413,700
Semiconductors Components-Intergrated Circuits—2.4%
Linear Technology Corp.	608,743	20,100,694
Steel-Producer—4.0%
POSCO ADR	180,900	33,240,375
Telephone-Integrated—4.5%
Deutsche Telekom AG ADR	995,000	20,437,300
Windstream Corp.	1,266,505	17,034,492
		37,471,792
Transport-Marine—3.2%
Teekay Corp.	479,900	26,850,405
Total Long-Term Investment Securities (cost $649,648,377)		778,170,731
REPURCHASE AGREEMENTS—6.4%
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $10,057,698 and collateralized by $10,160,000 of Federal National Mtg. Assoc. Notes, bearing interest at 5.70%, due 10/05/21 and having an approximate aggregate value of $10,261,600	$10,057,000	10,057,000
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $36,232,516 and collateralized by $35,865,000 of Federal National Mtg. Assoc. Notes, bearing interest at 6.38%, due 06/27/17 and having an approximate aggregate value of $36,956,989	36,230,000	36,230,000

Focused Value Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2007 — (continued)

Security Description	Principal Amount	Value (Note 2)
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $6,770,470 and collateralized by $6,765,000 of Federal Home Loan Bank Bonds, bearing interest at 5.86%, due 03/02/17 and having an approximate aggregate value of $6,908,756	$6,770,000	$6,770,000
Total Repurchase Agreements (cost $53,057,000)		53,057,000
TOTAL INVESTMENTS (cost $702,705,377)(2)	100.0%	831,227,731
Liabilities in excess of other assets	0.0	(35,833)
NET ASSETS	100.0%	$831,191,898

@ See Note 1

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2007. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

See Notes to Financial Statements

Focused Mid-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Finance-Other Services	21.7%
Electric-Integrated	10.7
Diversified Manufacturing Operations	7.6
Engineering/R&D Services	4.4
Electronic Components-Misc.	3.8
Time Deposits	3.8
Retail-Apparel/Shoe	3.2
Diversified Operations	3.0
Specified Purpose Acquisitions	3.0
Electronic Connectors	2.9
Machine Tools & Related Products	2.9
Auto/Truck Parts & Equipment-Original	2.8
Chemicals-Specialty	2.8
Hotels/Motels	2.8
Instruments-Scientific	2.8
Airport Development/Maintenance	2.7
Machinery-General Industrial	2.7
Paper & Related Products	2.7
Auto-Heavy Duty Trucks	2.6
Metal Processors & Fabrication	2.6
Telecommunication Equipment	2.5
Publishing-Periodicals	2.3
Data Processing/Management	2.1
Oil Companies-Exploration & Production	1.8
Investment Companies	0.1
100.3%

* Calculated as a percentage of net assets

Focused Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—96.5%
Airport Development/Maintenance—2.7%
Beijing Capital International Airport Co., Ltd.(1)	1,400,000	$2,796,611
Auto-Heavy Duty Trucks—2.6%
Oshkosh Truck Corp., Class B	50,000	2,710,000
Auto/Truck Parts & Equipment-Original—2.8%
WABCO Holdings, Inc.	56,500	2,871,330
Chemicals-Specialty—2.8%
Cytec Industries, Inc.	44,000	2,935,240
Data Processing/Management—2.1%
MoneyGram International, Inc.	139,000	2,217,050
Diversified Manufacturing Operations—7.6%
Acuity Brands, Inc.	37,000	1,768,600
Crane Co.	60,000	2,846,400
Harsco Corp.	55,000	3,334,100
		7,949,100
Diversified Operations—3.0%
Icahn Enterprises L.P.	24,000	3,132,000
Electric-Integrated—10.7%
Allegheny Energy, Inc.	106,000	6,429,960
CMS Energy Corp.	131,800	2,236,646
Sierra Pacific Resources	150,000	2,530,500
		11,197,106
Electronic Components-Misc.—3.8%
Flextronics International, Ltd.†	325,000	4,000,750
Electronic Connectors—2.9%
Thomas & Betts Corp.†	54,000	3,024,540
Engineering/R&D Services—4.4%
Shaw Group, Inc.†	62,000	4,625,200
Finance-Other Services—21.7%
CME Group, Inc.	11,400	7,595,250
Hong Kong Exchanges & Clearing, Ltd.(1)	180,000	6,001,926
NYSE Euronext	68,000	6,383,160
The Nasdaq Stock Market, Inc.†	58,000	2,708,600
		22,688,936
Hotel/Motel—2.8%
Wyndham Worldwide Corp.	88,000	2,889,040
Instruments-Scientific—2.8%
Thermo Fisher Scientific, Inc.†	50,000	2,940,500
Investment Companies—0.1%
BAM Investments, Ltd.†(1)	1,800	54,782
Machine Tools & Related Products—2.9%
Kennametal, Inc.	33,000	3,009,930
Machinery-General Industrial—2.7%
Albany International Corp., Class A	75,000	2,812,500
Metal Processors & Fabrication—2.6%
Commercial Metals Co.	88,000	2,761,440

Security Description	Shares/ Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production—1.8%
Canadian Oil Sands Trust(1)	50,000	$1,836,659
Paper & Related Products—2.7%
Temple-Inland, Inc.	52,500	2,817,675
Publishing-Periodicals—2.3%
Idearc, Inc.	89,000	2,401,220
Retail-Apparel/Shoe—3.2%
Foot Locker, Inc.	221,000	3,290,690
Specified Purpose Acquisitions—3.0%
Group Bruxelles Lambert SA(1)	24,200	3,107,671
Telecommunication Equipment—2.5%
ADTRAN, Inc.	110,000	2,647,700
Total Common Stock (cost $79,027,913)		100,717,670
RIGHTS—0.0%
Specified Purpose Acquisitions—0.0%
Groupe Bruxelles Lambert SA (cost $0)	2,200	63
Total Long-Term Investment Securities (cost $79,027,913)		100,717,733
SHORT-TERM INVESTMENT SECURITIES—3.8%
Time Deposits—3.8%
Euro Time Deposit with State Street Bank & Trust Co. 1.40% due 11/01/07	$195,000	195,000
Euro Time Deposit with State Street Bank & Trust Co. 2.40% due 11/01/07	3,791,000	3,791,000
Total Short-Term Investment Securities (cost $3,986,000)		3,986,000
TOTAL INVESTMENTS (cost $83,013,913)(2)	100.3%	104,703,733
Liabilities in excess of other assets	(0.3)	(314,180)
NET ASSETS	100.0%	$104,389,553

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2007. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Small-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Oil Companies-Exploration & Production	6.5%
Transport-Marine	5.6
Insurance-Reinsurance	4.8
Mining	4.4
Machinery-Material Handling	4.3
Real Estate Investment Trusts	4.0
Electric-Integrated	3.4
Specified Purpose Acquisitions	3.1
Metal-Iron	3.0
Networking Products	2.7
Medical-Generic Drugs	2.6
Medical Products	2.4
Footwear & Related Apparel	2.2
Retail-Apparel/Shoe	2.2
Cellular Telecom	2.1
Insurance-Property/Casualty	2.1
Medical-Biomedical/Gene	2.1
Repurchase Agreements	2.1
Finance-Investment Banker/Broker	2.0
Oil-Field Services	2.0
Steel-Specialty	2.0
Telecommunication Equipment	1.9
Data Processing/Management	1.8
Investment Companies	1.8
Wire & Cable Products	1.8
Telephone-Integrated	1.7
Airlines	1.6
Chemicals-Diversified	1.6
Food-Confectionery	1.6
Health Care Cost Containment	1.6
Machinery-General Industrial	1.6
Tobacco	1.6
Aerospace/Defense-Equipment	1.5
Insurance-Life/Health	1.5
Computers-Memory Devices	1.4
Electronic Components-Semiconductors	1.4
Food-Misc.	1.4
Food-Wholesale/Distribution	1.4
Agricultural Operations	1.3
Consumer Products-Misc.	1.2
Medical-Outpatient/Home Medical	1.1
Retail-Pawn Shops	1.1
Printing-Commercial	0.9
Communications Software	0.7
99.1%

* Calculated as a percentage of net assets

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—97.0%
Aerospace/Defense-Equipment—1.5%
DRS Technologies, Inc.	72,900	$4,187,376
Agricultural Operations—1.3%
Andersons, Inc.	75,000	3,723,750
Airlines—1.6%
Republic Airways Holdings, Inc.†	218,450	4,650,800
Cellular Telecom—2.1%
Syniverse Holdings, Inc.†	350,500	5,849,845
Chemicals-Diversified—1.6%
Olin Corp.	200,000	4,556,000
Communications Software—0.7%
DivX, Inc.†	151,600	1,899,548
Computers-Memory Devices—1.4%
Hutchinson Technology, Inc.†	170,000	4,034,100
Consumer Products-Misc.—1.2%
Helen of Troy, Ltd.†	191,300	3,443,400
Data Processing/Management—1.8%
Fair Isaac Corp.	134,800	5,111,616
Electric-Integrated—3.4%
Integrys Energy Group, Inc.	90,300	4,859,043
Westar Energy, Inc.	175,000	4,658,500
		9,517,543
Electronic Components-Semiconductors—1.4%
Microtune, Inc.†	340,000	2,050,200
ON Semiconductor Corp.†	175,000	1,785,000
		3,835,200
Finance-Investment Banker/Broker—2.0%
Investment Technology Group, Inc.†	137,800	5,773,820
Food-Confectionery—1.6%
The J. M. Smucker Co.	85,400	4,562,922
Food-Misc.—1.4%
Seaboard Corp.	2,500	4,080,000
Food-Wholesale/Distribution—1.4%
Nash Finch Co.	106,500	3,988,425
Footwear & Related Apparel—2.2%
Wolverine World Wide, Inc.	244,400	6,266,416
Health Care Cost Containment—1.6%
Healthspring, Inc.†	219,600	4,611,600
Insurance-Life/Health—1.5%
Delphi Financial Group, Inc., Class A	109,400	4,239,250
Insurance-Property/Casualty—2.1%
Selective Insurance Group, Inc.	244,500	5,943,795
Insurance-Reinsurance—4.8%
Argo Group International Holdings, Ltd.†	100,242	4,271,312
Endurance Specialty Holdings, Ltd.	113,200	4,438,572
Platinum Underwriters Holdings, Ltd.	132,800	4,780,800
		13,490,684

Security Description	Shares	Value (Note 2)
Investment Companies—1.8%
Hercules Technology Growth Capital, Inc.	400,000	$5,132,000
Machinery-General Industrial—1.6%
Gardner Denver, Inc.†	121,800	4,400,634
Machinery-Material Handling—4.3%
Columbus McKinnon Corp.†	363,746	12,069,092
Medical Products—2.4%
Orthofix International NV†	55,655	2,999,804
The Cooper Cos., Inc.	88,700	3,725,400
		6,725,204
Medical-Biomedical/Gene—2.1%
Medivation, Inc.†	85,000	1,775,650
Omrix Biopharmaceuticals, Inc.†	120,000	4,180,800
		5,956,450
Medical-Generic Drugs—2.6%
Perrigo Co.	305,100	7,233,921
Medical-Outpatient/Home Medical—1.1%
Res-Care, Inc.†	123,000	3,020,880
Metal-Iron—3.0%
Cleveland-Cliffs, Inc.	90,000	8,608,500
Mining—4.4%
IAMGOLD Corp.	553,500	4,854,195
Novagold Resources, Inc†.	406,400	7,640,320
		12,494,515
Networking Products—2.7%
Anixter International, Inc.†	104,900	7,537,065
Oil Companies-Exploration & Production—6.5%
Parallel Petroleum Corp.†	247,800	5,072,466
PetroHawk Energy Corp.†	281,400	5,205,900
Petroquest Energy, Inc.†	367,800	4,744,620
St. Mary Land & Exploration Co.	82,500	3,494,700
		18,517,686
Oil-Field Services—2.0%
Global Industries, Ltd.†	234,100	5,763,542
Printing-Commercial—0.9%
Valassis Communications, Inc.†	260,000	2,561,000
Real Estate Investment Trusts—4.0%
Inland Real Estate Corp.	310,200	4,621,980
MFA Mtg. Investments, Inc.	790,300	6,764,968
		11,386,948
Retail-Apparel/Shoe—2.2%
Men's Wearhouse, Inc.	97,100	4,103,446
New York & Co., Inc.†	310,000	2,191,700
		6,295,146
Retail-Pawn Shops—1.1%
Cash America International, Inc.	80,400	3,135,600
Specified Purpose Acquisitions—3.1%
Star Maritime Acquisition Corp.†	573,065	8,464,170
Symmetry Holdings, Inc.†	35,500	259,150
		8,723,320

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
Steel-Specialty—2.0%
Novamerican Steel, Inc.†	100,000	$5,581,000
Telecommunication Equipment—1.9%
Arris Group, Inc.†	457,600	5,262,400
Telephone-Integrated—1.7%
Alaska Communications Systems Group, Inc.	299,100	4,866,357
Tobacco—1.6%
Vector Group, Ltd.	205,485	4,496,012
Transport-Marine—5.6%
Eagle Bulk Shipping, Inc.	120,000	4,090,800
Genco Shipping & Trading, Ltd.	107,900	7,756,931
StealthGas, Inc.	219,697	3,987,501
		15,835,232
Wire & Cable Products—1.8%
General Cable Corp.†	71,900	5,176,081
Total Long-Term Investment Securities (cost $252,294,213)		274,544,675
REPURCHASE AGREEMENTS—2.1%
State Street Bank & Trust Co. Joint Repurchase Agreement(1)	$4,907,000	4,907,000
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $763,052 and collateralized by $800,000 of Federal National Mtg. Assoc. Bonds, bearing interest at 5.54% due 03/11/19 and having an approximate aggregate value of $781,992	763,000	763,000

Security Description	Principal Amount	Value (Note 2)
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $148,010 and collateralized by $150,000 of Federal Home Loan Bank Notes, bearing interest at 5.38% due 08/15/24 and having an approximate aggregate value of $155,250	$148,000	$148,000
Total Repurchase Agreements (cost $5,818,000)		5,818,000
TOTAL INVESTMENTS (cost $258,112,213)(2)	99.1%	280,362,675
Other assets less liabilities	0.9	2,572,769
NET ASSETS	100.0%	$282,935,444

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreements.

(2) See Note 6 for cost of investments on a tax basis.

Open Futures Contracts

Number of Contracts	Description	Expiration Date	Value at Trade Date	Value as of October 31, 2007	Unrealized Appreciation/ (Depreciation)
9 Long	Russell E-Mini 2000 Index	December 2007	$720,650	$749,070	$28,420

See Notes to Financial Statements

Focused Growth and Income Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Repurchase Agreements	11.0%
Computers	9.9
Telephone-Integrated	8.8
Oil Companies-Integrated	7.6
Casino Hotels	7.1
Wireless Equipment	6.7
Aerospace/Defense	5.2
Finance-Investment Banker/Broker	4.3
Medical-HMO	4.3
Metal-Diversified	4.3
Cable TV	3.9
Applications Software	3.5
Retail-Restaurants	3.3
Medical Information Systems	3.0
Medical-Biomedical/Gene	2.9
Enterprise Software/Service	2.3
Food-Misc.	2.3
Brewery	2.1
Multimedia	2.1
Finance-Credit Card	2.0
Medical Products	2.0
Exchange Traded Funds	1.9
Retail-Apparel/Shoe	1.8
Diversified Manufacturing Operations	1.7
U.S. Government Treasuries	1.1
105.1%

* Calculated as a percentage of net assets

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—91.1%
Aerospace/Defense—5.2%
General Dynamics Corp.	134,357	$12,221,113
Lockheed Martin Corp.	176,379	19,408,745
		31,629,858
Applications Software—3.5%
Microsoft Corp.	577,400	21,254,094
Brewery—2.1%
Anheuser-Busch Cos., Inc.	255,700	13,112,296
Cable TV—3.9%
Comcast Corp., Special Class A†	1,134,400	23,674,928
Casino Hotel—7.1%
Las Vegas Sands Corp.†	327,616	43,599,137
Computers—9.9%
Apple, Inc.†	129,308	24,562,055
Dell, Inc.†	619,300	18,950,580
Hewlett-Packard Co.	327,812	16,941,324
		60,453,959
Diversified Manufacturing Operations—1.7%
General Electric Co.	258,000	10,619,280
Enterprise Software/Service—2.3%
Oracle Corp.†	627,400	13,909,458
Finance-Credit Card—2.0%
American Express Co.	198,400	12,092,480
Finance-Investment Banker/ Broker—4.3%
J.P. Morgan Chase & Co.	274,200	12,887,400
Merrill Lynch & Co., Inc.	206,100	13,606,722
		26,494,122
Food-Misc.—2.3%
Kraft Foods, Inc., Class A	415,700	13,888,537
Medical Information Systems—3.0%
Eclipsys Corp.†	810,800	18,291,648
Medical Products—2.0%
Johnson & Johnson	192,890	12,570,641
Medical-Biomedical/Gene—2.9%
Genentech, Inc.†	236,074	17,500,166
Medical-HMO—4.3%
UnitedHealth Group, Inc.	313,306	15,398,990
WellPoint, Inc.†	135,500	10,735,665
		26,134,655
Metal-Diversified—4.3%
Freeport-McMoRan Copper & Gold, Inc.	222,800	26,219,104
Multimedia—2.1%
News Corp., Class A	586,300	12,705,121
Oil Companies-Integrated—7.6%
ConocoPhillips	124,600	10,586,016
ExxonMobil Corp.	265,350	24,409,547
Marathon Oil Corp.	198,700	11,749,131
		46,744,694
Retail-Apparel/Shoe—1.8%
American Eagle Outfitters, Inc.	478,200	11,371,596

Security Description	Shares/ Principal Amount	Value (Note 2)
Retail-Restaurants—3.3%
McDonald's Corp.	338,621	$20,215,674
Telephone-Integrated—8.8%
AT&T Inc.	746,731	31,205,888
Level 3 Communications, Inc.†	7,511,700	22,760,451
		53,966,339
Wireless Equipment—6.7%
Crown Castle International Corp.†	552,500	22,691,175
Motorola, Inc.	989,000	18,583,310
		41,274,485
Total Common Stock (cost $498,229,580)		557,722,272
EXCHANGE TRADED FUNDS—1.9%
Sector Fund-Utility—1.9%
Utilities Select Sector SPDR Fund (cost $11,653,353)	277,000	11,758,650
Total Long-Term Investment Securities (cost $509,882,933)		569,480,921
SHORT-TERM INVESTMENT SECURITIES—1.1%
U.S. Government Treasuries—1.1%
United States Treasury Bills 2.96% due 11/01/07 $ 1,615,000 1,615,000 3.49% due 01/03/08 1,227,000 1,219,377 3.60% due 01/10/08 2,089,000 2,074,174 3.71% due 01/31/08 858,000 849,867 3.76% due 02/07/08	815,000	806,569
Total Short-Term Investment Securities (cost $6,564,987)		6,564,987
REPURCHASE AGREEMENTS—11.0%
State Street Bank & Trust Co. Joint Repurchase Agreement(1)	$6,471,000	6,471,000
UBS Securities, LLC Joint Repurchase Agreement(1)	43,754,000	43,754,000
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $17,274,200 and collateralized by $17,255,000 of Federal Home Loan Bank Bonds, bearing interest at 5.86% due 03/02/17 and having an approximate aggregate value of $17,621,669	17,273,000	17,273,000
Total Repurchase Agreements (cost $67,498,000)		67,498,000
TOTAL INVESTMENTS (cost $583,945,920)(2)	105.1%	643,543,908
Liabilities in excess of other assets	(5.1)	(31,344,270)
NET ASSETS	100.0%	$612,199,638

† Non-income producing security

(1) See Note 2 for details of Joint Repurchase Agreement

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused International Equity Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Banks-Commercial	12.5%
Electronic Components-Semiconductors	7.6
Diversified Operations	7.5
Medical-Drugs	6.7
Food-Retail	5.8
Rubber-Tires	4.8
Toys	4.6
Building Products-Cement	4.4
Chemicals-Specialty	4.0
Electronic Components-Misc.	3.7
Finance-Investment Banker/Broker	3.7
Auto-Cars/Light Trucks	3.5
Beverages-Wine/Spirits	3.4
Real Estate Operations & Development	3.4
Diversified Manufacturing Operations	3.3
Cellular Telecom	2.8
Television	2.8
Retail-Consumer Electronics	2.5
Finance-Other Services	2.4
Agricultural Operations	2.3
Food-Misc.	2.3
Water	1.8
Investment Management/Advisor Services	1.6
Time Deposits	0.6
Repurchase Agreements	0.5
Entertainment Software	0.4
98.9%

* Calculated as a percentage of net assets

Country Allocation*
United Kingdom	24.1%
Japan	16.8
Switzerland	14.7
Germany	13.2
South Korea	6.7
Singapore	5.7
Cyprus	3.7
Greece	2.8
Italy	2.4
Hong Kong	2.3
Brazil	2.0
France	1.8
India	1.6
United States	1.1
98.9%

* Calculated as a percentage of net assets

Focused International Equity Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)(1)
COMMON STOCK—97.8%
Brazil—2.0%
Unibanco-Uniao de Bancos Brasileiros SA GDR	51,084	$8,073,314
Cyprus—3.7%
Marfin Popular Bank Public Co.	898,431	14,676,652
France—1.8%
Veolia Environnement	78,412	7,017,479
Germany—13.2%
Bayerische Motoren Werke AG	208,000	13,958,378
Continental AG	125,915	19,076,100
MLP AG	476,700	6,335,468
Siemens AG	93,812	12,781,897
		52,151,843
Greece—2.8%
EFG Eurobank Ergasias	287,727	11,230,948
Hong Kong—2.3%
China Merchants Holdings International Co., Ltd.	1,269,000	8,989,017
India—1.6%
ICICI Bank, Ltd. ADR	92,000	6,388,480
Italy—2.4%
UniCredito Italiano SpA	1,096,399	9,427,704
Japan—16.8%
Daiwa Securities Group, Inc.	784,000	7,551,518
Hoya Corp.	405,400	14,734,008
Nintendo Co., Ltd.	28,700	18,085,692
Rohm Co., Ltd.	167,000	14,596,269
Square Enix Co., Ltd.	45,700	1,499,830
Yamada Denki Co., Ltd.	96,500	9,932,526
		66,399,843
Singapore—5.7%
CapitaLand, Ltd.	2,379,000	13,392,190
Wilmar International, Ltd.	3,177,000	9,176,218
		22,568,408
South Korea—6.7%
Samsung Electronics Co., Ltd.	25,100	15,583,787
SK Telecom Co., Ltd.	47,250	11,131,024
		26,714,811
Switzerland—14.7%
Actelion Ltd.†	177,236	8,805,190
Holcim, Ltd.	151,581	17,339,439
Lonza Group AG	134,852	15,750,973
Nestle SA	19,635	9,076,410
UBS AG	138,000	7,406,543
		58,378,555
United Kingdom—24.1%
British Sky Broadcasting Group PLC	783,200	11,100,981
Diageo PLC	579,100	13,276,160
Enodis PLC	4,653,900	20,403,951
GlaxoSmithKline PLC	693,000	17,873,918

Security Description	Shares/ Principal Amount	Value (Note 2)(1)
United Kingdom (continued)
Man Group PLC	770,836	$9,479,575
Tesco PLC	2,270,020	23,092,068
		95,226,653
Total Long-Term Investment Securities (cost $319,059,715)		387,243,707
SHORT-TERM INVESTMENT SECURITIES—0.6%
Time Deposits—0.6%
Euro Time Deposit with State Street Bank & Trust Co. 2.40% due 11/01/07 (cost $2,437,000)	$2,437,000	2,437,000
REPURCHASE AGREEMENT—0.5%
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $1,842,128 and collateralized by $1,820,000 of Federal Home Loan Bank Bonds, bearing interest at 5.38% due 08/15/24 and having an approximate aggregate value of $1,883,700 (cost $1,842,000)	1,842,000	1,842,000
TOTAL INVESTMENTS— (cost $323,338,715)(2)	98.9%	391,522,707
Other assets less liabilities	1.1	4,480,690
NET ASSETS—	100.0%	$396,003,397

† Non-income producing security

(1) A substanial number of the Portfolio's holdings were valued using fair value procedures at October 31, 2007. At October 31, 2007, the aggregate value of these securities was $372,781,913 representing 94.1% of net assets. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 6 for cost of investments on a tax basis.

ADR—American Depository Receipt

GDR—Global Depository Receipt

See Notes to Financial Statements

Focused International Equity Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007 — (continued)

Open Forward Foreign Currency Contracts

Contract to Deliver	In Exchange For		Delivery Date	Gross Unrealized Depreciation
EUR 1,885,000	USD	2,668,415	03/31/2008	$(65,602)
GBP 6,080,000	USD	12,025,085	12/20/2007	(596,922)
GBP 3,260,000	USD	6,529,454	01/07/2008	(234,162)
GBP 4,240,000	USD	8,605,504	01/18/2008	(187,840)
GBP 1,040,000	USD	2,124,304	01/23/2008	(32,163)
GBP 3,270,000	USD	6,645,948	04/04/2008	(117,145)
GBP 4,050,000	USD	8,207,021	04/21/2008	(164,244)
				$(1,398,078)

EUR—Euro Dollar

GBP—Pound Sterling

USD—United States Dollar

See Notes to Financial Statements

Focused Technology Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Web Portals/ISP	10.9%
Computers	8.2
Applications Software	7.5
Networking Products	5.7
Electronic Components-Semiconductors	4.9
Wireless Equipment	4.9
Repurchase Agreements	4.6
Energy-Alternate Sources	4.5
Computer Aided Design	4.3
E-Commerce/Services	3.5
Decision Support Software	3.2
Internet Content-Entertainment	2.7
Web Hosting/Design	2.7
Enterprise Software/Service	2.6
Batteries/Battery Systems	2.5
Computers-Memory Devices	2.1
Finance-Investment Banker/Broker	2.1
Finance-Other Services	1.9
Internet Infrastructure Software	1.9
Advertising Sales	1.8
Entertainment Software	1.8
Computer Services	1.7
Computers-Integrated Systems	1.7
Theaters	1.7
Consulting Services	1.6
Cable TV	1.5
Data Processing/Management	1.5
Internet Content-Information/News	1.4
Telecom Services	1.4
Cellular Telecom	1.3
Internet Connectivity Services	1.2
Telecom Equipment-Fiber Optics	1.2
100.5%

* Calculated as a percentage of net assets

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—95.9%
Advertising Sales—1.8%
Lamar Advertising Co., Class A†	27,000	$1,443,420
Applications Software—7.5%
Microsoft Corp.	44,300	1,630,683
Nuance Communications, Inc.†	68,000	1,503,480
Salesforce.com, Inc.†	54,190	3,054,690
		6,188,853
Batteries/Battery Systems—2.5%
Energy Conversion Devices, Inc.†	75,410	2,057,939
Cable TV—1.5%
Comcast Corp., Special Class A†	58,745	1,226,008
Cellular Telecom—1.3%
NII Holdings, Inc.†	19,000	1,102,000
Computer Aided Design—4.3%
Aspen Technology, Inc.†	44,000	767,360
Autodesk, Inc.†	57,500	2,811,750
		3,579,110
Computer Services—1.7%
IHS, Inc.†	22,500	1,418,625
Computers—8.2%
Apple, Inc.†	24,345	4,624,333
Hewlett-Packard Co.	41,400	2,139,552
		6,763,885
Computers-Integrated Systems—1.7%
Riverbed Technology, Inc.†	42,227	1,426,850
Computers-Memory Devices—2.1%
SanDisk Corp.†	38,965	1,730,046
Consulting Services—1.6%
Gartner, Inc.†	60,000	1,314,000
Data Processing/Management—1.5%
Fiserv, Inc.†	22,000	1,218,800
Decision Support Software—3.2%
Cognos, Inc.†	53,000	2,667,490
E-Commerce/Services—3.5%
Monster Worldwide, Inc.†	43,000	1,744,940
Move, Inc.†	442,070	1,122,858
		2,867,798
Electronic Components- Semiconductors—4.9%
Intel Corp.	58,000	1,560,200
ON Semiconductor Corp.†	111,000	1,132,200
Texas Instruments, Inc.	42,500	1,385,500
		4,077,900
Energy-Alternate Sources—4.5%
Suntech Power Holdings Co., Ltd. ADR†	63,480	3,738,337
Enterprise Software/Service—2.6%
Oracle Corp.†	97,800	2,168,226
Entertainment Software—1.8%
Electronic Arts, Inc.†	23,805	1,454,962

Security Description	Shares/ Principal Amount	Value (Note 2)
Finance-Investment Banker/Broker—2.1%
The Charles Schwab Corp.	72,500	$1,684,900
Finance-Other Services—1.9%
CME Group, Inc.	2,393	1,594,336
Internet Connectivity Services—1.2%
Cogent Communications Group, Inc.†	35,079	970,987
Internet Content-Entertainment—2.7%
Perfect World Co., Ltd. ADR†	65,155	2,260,227
Internet Content-Information/News—1.4%
The Knot, Inc.†	58,256	1,129,584
Internet Infrastructure Software—1.9%
Akamai Technologies, Inc.†	40,200	1,575,438
Networking Products—5.7%
Cisco Systems, Inc.†	80,700	2,667,942
Foundry Networks, Inc.†	97,342	2,057,810
		4,725,752
Telecom Equipment-Fiber Optics—1.2%
Corning, Inc.	42,000	1,019,340
Telecom Services—1.4%
SAVVIS, Inc.†	31,000	1,171,180
Theater—1.7%
National CineMedia, Inc.	52,660	1,417,607
Web Hosting/Design—2.7%
Equinix, Inc.†	19,105	2,228,789
Web Portals/ISP—10.9%
Google, Inc., Class A†	9,832	6,951,224
SINA Corp.†	35,450	2,032,348
		8,983,572
Wireless Equipment—4.9%
American Tower Corp., Class A†	36,726	1,622,555
Nokia Oyj ADR	60,675	2,410,011
		4,032,566
Total Long-Term Investment Securities (cost $66,205,784)		79,238,527
REPURCHASE AGREEMENTS—4.6%
State Street Bank & Trust Co. Joint Repurchase Agreement(1)	$1,480,000	1,480,000
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $1,580,110 and collateralized by $1,650,000 of Federal National Mtg. Assoc. Notes, bearing interest at 5.70% due 03/11/19 and having an approximate aggregate value of $1,612,860	1,580,000	1,580,000

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007 — (continued)

Security Description	Principal Amount	Value (Note 2)
Agreement with State Street Bank & Trust Co., bearing interest at 2.50%, dated 10/31/07, to be repurchased 11/01/07 in the amount of $716,050 and collateralized by $725,000 of Federal National Mtg. Assoc. Notes, bearing interest at 5.54% due 10/05/21 and having an approximate aggregate value of $732,250	$716,000	$716,000
Total Repurchase Agreements (cost $3,776,000)		3,776,000
TOTAL INVESTMENTS (cost $69,981,784)(2)	100.5%	83,014,527
Liabilities in excess of other assets	(0.5)	(381,568)
NET ASSETS	100.0%	$82,632,959

† Non-income producing security

ADR—American Depository Receipt

(1) See Note 2 for details of Joint Repurchase Agreement.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Tobacco	13.6%
Telephone-Integrated	9.7
Medical-Drugs	6.9
Finance-Investment Banker/Broker	6.2
Motorcycle/Motor Scooter	3.7
Metal-Copper	3.6
Data Processing/Management	3.5
Retail-Restaurants	3.5
Paper & Related Products	3.4
Theaters	3.4
Building & Construction Products-Misc.	3.3
Finance-Consumer Loans	3.3
Food-Misc.	3.3
Chemicals-Diversified	3.2
Oil Companies-Integrated	3.2
Publishing-Newspapers	3.2
Retail-Apparel/Shoe	3.2
Retail-Building Products	3.1
Television	3.0
Transport-Marine	3.0
Toys	2.9
Oil & Gas Drilling	2.8
Publishing-Periodicals	2.8
Repurchase Agreement	2.4
100.2%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—97.8%
Building & Construction Products-Misc.—3.3%
Masco Corp.	264,300	$6,364,344
Chemicals-Diversified—3.2%
du Pont (E.I.) de Nemours & Co.	124,700	6,173,897
Data Processing/Management—3.5%
Automatic Data Processing, Inc.	134,200	6,650,952
Finance-Consumer Loans—3.3%
The First Marblehead Corp.	164,200	6,375,886
Finance-Investment Banker/Broker—6.2%
Citigroup, Inc.	131,000	5,488,900
J.P. Morgan Chase & Co.	134,400	6,316,800
		11,805,700
Food-Misc.—3.3%
H.J. Heinz Co.	134,400	6,287,232
Medical-Drugs—6.9%
Merck & Co., Inc.	120,000	6,991,200
Pfizer, Inc.	251,800	6,196,798
		13,187,998
Metal-Copper—3.6%
Southern Copper Corp.	49,200	6,873,240
Motorcycle/Motor Scooter—3.7%
Harley-Davidson, Inc.	136,000	7,004,000
Oil & Gas Drilling—2.8%
Patterson-UTI Energy, Inc.	273,400	5,451,596
Oil Companies-Integrated—3.2%
Chevron Corp.	66,600	6,094,566
Paper & Related Products—3.4%
International Paper Co.	173,400	6,408,864
Publishing-Newspapers—3.2%
Gannett Co., Inc.	142,300	6,034,943
Publishing-Periodicals—2.8%
Idearc, Inc.	201,000	5,422,980
Retail-Apparel/Shoe—3.2%
Limited Brands, Inc.	275,700	6,068,157
Retail-Building Products—3.1%
Home Depot, Inc.	189,000	5,955,390
Retail-Restaurants—3.5%
McDonald's Corp.	112,200	6,698,340
Telephone-Integrated—9.7%
AT&T Inc.	148,200	6,193,278
Verizon Communications, Inc.	139,000	6,403,730
Windstream Corp.	446,800	6,009,460
		18,606,468
Television—3.0%
CBS Corp., Class B	200,900	5,765,830
Theater—3.4%
Regal Entertainment Group, Class A	284,700	6,425,679

Security Description	Shares/ Principal Amount	Value (Note 2)
Tobacco—13.6%
Altria Group, Inc.	89,600	$6,534,528
Loews Corp. - Carolina Group	74,900	6,424,922
Reynolds American, Inc.	98,600	6,352,798
UST, Inc.	124,600	6,643,672
		25,955,920
Toys—2.9%
Mattel, Inc.	261,400	5,460,646
Transport-Marine—3.0%
Frontline, Ltd.	127,600	5,793,040
Total Long-Term Investment Securities (cost $177,509,855)		186,865,668
REPURCHASE AGREEMENT—2.4%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $4,619,000)	$4,619,000	4,619,000
TOTAL INVESTMENTS (cost $182,128,855)(2)	100.2%	191,484,668
Liabilities in excess of other assets	(0.2)	(325,743)
NET ASSETS	100.0%	$191,158,925

(1) See Note 2 for details of Joint Repurchase Agreement.

(2) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

Focused StarALPHA Portfolio

PORTFOLIO PROFILE — October 31, 2007 — (unaudited)

Industry Allocation*
Finance-Other Services	9.4%
Web Portals/ISP	5.6
Cosmetics & Toiletries	4.4
Diversified Operation	4.4
Insurance-Multi-line	3.8
Real Estate Operations & Development	3.5
Independent Power Producers	3.4
Medical-Biomedical/Gene	3.2
Electronic Components-Semiconductors	3.0
Real Estate Management/Services	2.9
Repurchase Agreements	2.7
Time Deposits	2.7
Banks-Commercial	2.3
Brewery	2.3
Pipelines	2.3
Multimedia	2.2
Cellular Telecom	2.1
Pharmacy Services	2.1
Broadcast Services/Program	2.0
Cable TV	2.0
Computer Services	2.0
Computers-Memory Devices	2.0
Enterprise Software/Service	2.0
Food-Retail	2.0
Medical-HMO	2.0
Office Automation & Equipment	2.0
Real Estate Investment Trusts	2.0
Metal-Copper	1.9
Telecom Services	1.9
Food-Misc.	1.8
Oil Refining & Marketing	1.8
Forestry	1.7
Oil Companies-Exploration & Production	1.7
Physical Therapy/Rehabilation Centers	1.7
Airport Development/Maintenance	1.3
Building & Construction Products-Misc.	1.3
Retail-Drug Store	1.1
E-Commerce/Products	1.0
Home Furnishings	1.0
Sovereign Agency	1.0
Specified Purpose Acquisitions	0.4
Investment Companies	0.1
100.0%

* Calculated as a percentage of net assets

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007

Security Description	Shares	Value (Note 2)
COMMON STOCK—93.6%
Airport Development/Maintenance—1.3%
Beijing Capital International Airport Co., Ltd.(1)	960,000	$1,917,676
Banks-Commercial—2.3%
ICICI Bank, Ltd. ADR	48,978	3,401,032
Brewery—2.3%
Carlsberg A/S(1)	25,960	3,391,809
Broadcast Services/Program—2.0%
Liberty Global, Inc., Class A†	76,708	3,010,789
Building & Construction Products-Misc.—1.3%
Masco Corp.	82,872	1,995,558
Cable TV—2.0%
The DIRECTV Group, Inc.†	113,100	2,994,888
Cellular Telecom—2.1%
MTN Group, Ltd.	164,900	3,218,671
Computer Services—2.0%
Electronic Data Systems Corp.	137,000	2,957,830
Computers-Memory Devices—2.0%
EMC Corp.†	118,000	2,996,020
Cosmetics & Toiletries—4.4%
Bare Escentuals, Inc.†	127,400	3,146,780
Procter & Gamble Co.	50,000	3,476,000
		6,622,780
Diversified Operations—4.4%
Icahn Enterprises L.P	27,000	3,523,500
Leucadia National Corp.	60,000	3,039,600
		6,563,100
E-Commerce/Products—1.0%
NutriSystem, Inc.†	50,000	1,505,000
Electronic Components- Semiconductors—3.0%
Austriamicrosystems AG(1)†	29,700	1,615,050
ON Semiconductor Corp.†	288,100	2,938,620
		4,553,670
Enterprise Software/Service—2.0%
Oracle Corp.†	135,000	2,992,950
Finance-Other Services—9.4%
CME Group, Inc.	5,000	3,331,250
NYSE Euronext	36,000	3,379,320
Singapore Exchange, Ltd.(1).	400,000	4,400,101
The Nasdaq Stock Market, Inc.†	66,000	3,082,200
		14,192,871
Food-Misc.—1.8%
Kraft Foods, Inc., Class A	81,000	2,706,210
Food-Retail—2.0%
The Kroger Co.	101,000	2,968,390
Forestry—1.7%
Weyerhaeuser Co.	33,936	2,576,082
Home Furnishings—1.0%
Tempur-Pedic International, Inc.	43,400	1,562,400

Security Description	Shares	Value (Note 2)
Independent Power Producers—3.4%
Dynegy, Inc., Class A†	188,000	$1,731,480
Mirant Corp.†	22,250	942,510
Reliant Energy, Inc.†	86,000	2,366,720
		5,040,710
Insurance-Multi-line—3.8%
Assurant, Inc.	50,000	2,922,000
CNA Financial Corp.	70,000	2,774,100
		5,696,100
Investment Companies—0.1%
BAM Investments, Ltd(1)†.	6,000	182,607
Medical-Biomedical/Gene—3.2%
Amgen, Inc.†	37,150	2,158,786
Biogen Idec, Inc.†	35,000	2,605,400
		4,764,186
Medical-HMO—2.0%
Aetna, Inc.	54,000	3,033,180
Metal-Copper—1.9%
Southern Copper Corp.	21,000	2,933,700
Multimedia—2.2%
Publishing & Broadcasting, Ltd(1).	172,981	3,379,990
Office Automation & Equipment—2.0%
Xerox Corp.†	172,000	2,999,680
Oil Companies-Exploration & Production—1.7%
OAO Gazprom ADR	50,000	2,490,000
Oil Refining & Marketing—1.8%
Valero Energy Corp.	38,000	2,676,340
Pharmacy Services—2.1%
Express Scripts, Inc.†	51,000	3,218,100
Physical Therapy/ Rehabilation Centers—1.7%
Psychiatric Solutions, Inc.†	66,200	2,621,520
Pipelines—2.3%
Kinder Morgan Management LLC†	67,275	3,417,570
Real Estate Investment Trusts—2.0%
Vornado Realty Trust	26,655	2,977,897
Real Estate Management/Services—2.9%
CB Richard Ellis Group, Inc., Class A†	100,900	2,459,942
Mitsubishi Estate Co., Ltd.(1).	63,000	1,882,418
		4,342,360
Real Estate Operations & Development—3.5%
Brookfield Asset Management, Inc. Class A	72,000	2,936,880
CapitaLand, Ltd.(1)	419,000	2,358,692
		5,295,572
Retail-Drug Store—1.1%
CVS Caremark Corp.	40,000	1,670,800

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2007 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
Specified Purpose Acquisitions—0.4%
Star Maritime Acquisition Corp.†	40,000	$590,800
Telecom Services—1.9%
Amdocs, Ltd.†	82,500	2,838,000
Web Portals/ISP—5.6%
Google, Inc., Class A†	11,900	8,413,300
Total Long-Term Investment Securities (cost $130,213,372)		140,710,138
SHORT-TERM INVESTMENT SECURITIES—3.7%
U.S. Government Agencies—1.0%
Federal Home Loan Bank Disc. Notes 3.68% due 11/1/07	$1,500,000	1,500,000
Time Deposits—2.7%
State Street Euro Dollar Time Deposit 1.40% due 11/01/07	3,056,000	3,056,000
State Street Euro Dollar Time Deposit 2.40% due 11/01/07	1,047,000	1,047,000
		4,103,000
Total Short-Term Investment Securities (cost $5,603,000)		5,603,000
REPURCHASE AGREEMENT—2.7%s
State Street Bank & Trust Co. Joint Repurchase Agreement(2) (cost $4,075,000)	4,075,000	4,075,000
TOTAL INVESTMENTS (cost $139,891,372)(3)	100.0%	150,388,138
Liabilities in excess of other assets	0.0	(45,279)
NET ASSETS	100.0%	$150,342,859

† Non-income producing security

ADR—American Depository Receipt

(1) Security was valued using fair value procedures at October 31, 2007. See Note 2 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 2 for details for Joint Repurchase Agreement.

(3) See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2007

Note 1.  Organization

SunAmerica Focused Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by AIG SunAmerica Asset Management Corp. (the "Adviser" or "AIG SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund currently consists of eighteen separate investment series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective or strategy. The assets of each Portfolio are generally allocated among at least three investment advisers (each, a "Subadviser"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets.

On November 21, 2006, the names of the Focused Multi-Cap Growth Portfolio and the Focused Multi-Cap Value Portfolio were changed to the Focused Growth Portfolio and Focused Value Portfolio, respectively. Effective May 3, 2007, the Focused StarALPHA Portfolio was added to the Fund.

The investment objective and principal investment techniques for each of the Portfolios is as follows:

Focused Equity Strategy Portfolio seeks growth of capital through allocation of assets among a combination of funds within the SunAmerica Funds ("Underlying Funds"), investing in equity and fixed income securities. At least 80% of the Underlying Funds' combined net assets, plus any borrowing for investment purposes, will be invested in equity securities.

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among a combination of funds within the SunAmerica Funds, investing in equity and fixed income securities.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among a combination of funds within the SunAmerica Funds, investing in equity and fixed income securities.

Focused Fixed Income and Equity Strategy Portfolio seeks current income with growth of capital as a secondary objective through allocation of assets among a combination of funds within the SunAmerica Funds, investing in equity and fixed income securities. At least 80% of the Underlying Funds' combined net assets, plus any borrowing for investment purposes, will be invested in fixed income and equity securities.

Focused Fixed Income Strategy Portfolio seeks current income through allocation of assets among a combination of funds within the SunAmerica Funds, investing in equity and fixed income securities. At least 80% of the Underlying Funds' combined net assets, plus any borrowing for investment purposes, will be invested in fixed income securities.

Focused Large-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in large-cap companies.

Focused Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

Focused Mid-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in mid-cap companies.

Focused Small-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Large-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in large-cap companies.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Focused Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

Focused Mid-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in mid-cap companies.

Focused Small-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Advisers believe have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income. Each Adviser may emphasize either a growth orientation or a value orientation at any particular time.

Focused International Equity Portfolio seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in equity securities.

Focused Technology Portfolio seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the Advisers believe will benefit significantly from technological advances or improvements, without regard to market capitalization. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in such securities.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in dividend yielding equity securities.

Focused StarALPHA Portfolio seeks total return through active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

The Asset Allocation Strategy Portfolios: Focused Equity Strategy, Focused Multi-Asset Strategy, Focused Balanced Strategy, Focused Fixed Income and Equity Strategy, and Focused Fixed Income Strategy ("Strategy Portfolios") invest in various AIG SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds is available at our website, www.sunamericafunds.com.

All of the Portfolios are non-diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. With respect to Class A shares of the Focused International Equity Portfolio, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. An exchange fee of 2% will be assessed on the amount of any exchange of Class A shares of the Focused International Equity Portfolio that were purchased within ninety (90) days prior to the date of such exchange.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Certain Class C shares of particular Portfolios issued in connection with particular reorganizations or mergers will convert automatically to Class A shares approximately ten years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class Z shares—  Offered at net asset value per share exclusively for sale to AIG SunAmerica affiliated companies' retirement plans.

As of October 25, 2007, Class I shares of the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio are no longer being offered for sale.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I and no distribution or account maintenance fee payments applicable to Class Z. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Portfolio's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business the Portfolio enters into contracts that contain the obligation to indemnify others. The Portfolios' maximum exposure under these arrangements is unknown. Currently, however, the Portfolio expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and a Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, a Portfolio will

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or where a development/significant event occurs that may significantly impact the value of the security, are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances onto a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

As of October 31, 2007, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

Fund	Percentage Interest	Principal Amount
Focused Growth	3.00%	$5,065,000
Focused Small-Cap Growth	4.27	7,201,000
Focused Large-Cap Value	0.68	1,152,000
Focused Small-Cap Value	2.91	4,907,000
Focused Growth and Income	3.84	6,471,000
Focused Technology	0.88	1,480,000
Focused Dividend Strategy	2.74	4,619,000
Focused StarALPHA	2.42	4,075,000

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated October 31, 2007, bearing interest at a rate of 4.00% per annum, with a principal amount of $168,612,000, a repurchase price of $168,630,735 and a maturity date of November 1, 2007. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Note	4.75%	01/31/12	$28,545,000	$29,686,800
U.S. Treasury Bond	7.50	11/15/16	50,000,000	63,187,500
U.S. Treasury Bond	8.13	08/15/19	5,785,000	7,737,438
U.S. Treasury Bond	9.13	05/15/18	50,000,000	71,375,000

In addition, as of October 31, 2007, the following Portfolios held an undivided interest in a joint repurchase agreement with UBS Securities LLC.:

Fund	Percentage Interest	Principal Amount
Focused Growth	6.09%	$35,000,000
Focused Small-Cap Growth	3.83	22,000,000
Focused Large-Cap Value	2.61	15,000,000
Focused Growth and Income	7.61	43,754,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities LLC, dated October 31, 2007, bearing interest at a rate of 4.50% per annum, with a principal amount of $575,000,000, a repurchase price of $575,071,875 and a maturity date of November 1, 2007. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Inflation Index Bonds	1.84%	01/15/26	$575,000,000	$586,500,900

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after ex-dividend date. The Strategy Portfolios invest in a combination of AIG SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from underlying funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded to realized gains on ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio, Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio. Dividends from net investment income, if any, for the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

The Portfolios intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Portfolio is considered a separate entity for tax purposes.

New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management does not anticipate the adoption of FIN 48 to have a material impact on the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and changes in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Forward Foreign Currency Contracts: Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as an unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant ("the broker"). The Portfolio's activities in futures contracts are used primarily for hedging purposes and from time to time for income enhancement. Futures contracts are conducted through regulated exchanges that minimize counter-party credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

For the period ended October 31, 2007, transactions in written options were as follows:

	Focused Small-Cap Value Portfolio
	Contracts	Amount
Options outstanding at October 31, 2006	—	$—
Options written during the period	4,408	2,038,305
Options terminated in closing purchase transactions	(4,308)	(1,996,791)
Options exercised	(4)	(2,788)
Options expired	(96)	(38,726)
Options outstanding as of October 31, 2007	—	$—

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with AIG SunAmerica. Under the Agreement, AIG SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, AIG SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of AIG SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to AIG SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Equity Strategy	0.10%
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Fixed Income & Equity	0.10%
Focused Fixed Income Strategy	0.10%
Focused Large-Cap Growth	0.85%
Focused Growth	1.00%
Focused Mid-Cap Growth	1.00%
Focused Small-Cap Growth	1.00%
Focused Large-Cap Value	1.00%
Focused Value	1.00%
Focused Mid-Cap Value	1.00%
Focused Small-Cap Value	1.00%
Focused Growth and Income	1.00%
Focused International Equity	1.25%
Focused Technology*	1.25%
Focused Dividend Strategy	0.35%
Focused StarALPHA	1.00%

The Agreement authorizes AIG SunAmerica to retain one or more Subadvisers to manage the investment and reinvestment of the assets of their respective Portfolios, or portions thereof, for which they are responsible. AIG SunAmerica does not retain any Subadviser with respect to the Strategy Portfolios or the Focused Dividend Strategy Portfolio. The organizations described below acted as Subadvisers (with the exception of AIG SunAmerica, which acted as Adviser) as of the end of the fiscal period to which this report relates with respect to the corresponding Portfolios pursuant to Subadvisory Agreements with AIG SunAmerica. Each of the Subadvisers is independent of AIG SunAmerica and discharges its responsibilities subject to the policies of the Board of the Fund and the oversight and supervision of AIG SunAmerica, which pays the Subadvisers' fees. Effective November 18, 2006, Thornburg Investment Management, Inc. replaced Credit Suisse Asset Management, LLC as one of the Subadvisers for the Focused Growth Portfolio. Effective December 18, 2006, BlackRock Investment Management, LLC replaced Fred Alger Management, Inc. as one of the subadvisers of the Focused Large-Cap Growth Portfolio. Effective January 2, 2007, Dreman Value Management, LLC replaced Boston Partners Asset Management L.P. as one of the Subadvisers for the Focused Small-Cap Value Portfolio. Effective September 1, 2007, AIG SunAmerica assumed the day to day management of the portion of the Portfolio previously managed by Deutsche Investment Management Americas, Inc. for the Focused Small-Cap Growth Portfolio. Effective October 2, 2007, Janus Capital Management LLC replaced Navellier & Associates, Inc. as one of the subadvisers of the Focused Large-Cap Growth Portfolio.

* Effective February 1, 2008, the investment advisory and management fee for the Focused Technology Portfolio is decreased from 1.25% to 1.00%. See Note 13.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Focused Large-Cap Growth Portfolio
BlackRock Investment Management, LLC
Janus Capital Management LLC
Marsico Captial Management, LLC

Focused Growth Portfolio
Janus Capital Management LLC
AIG SunAmerica
Thornburg Investment Management, LLC

Focused Mid-Cap Growth Portfolio
Eagle Asset Management, LLC
TimesSquare Capital Management, LLC
Munder Capital Management

Focused Small-Cap Growth Portfolio
AIG SunAmerica
BAMCO, Inc.
Oberweis Asset Management, Inc.

Focused Large-Cap Value Portfolio
Dreman Value Management, LLC
BlackRock Investment Management, LLC
AIG SunAmerica

Focused Value Portfolio
Northern Trust Investments, NA
Third Avenue Management, LLC
J.P. Morgan Investment Management, Inc.

Focused Mid-Cap Value Portfolio
Kinetics Asset Management, Inc.
Reich & Tang Asset Management, LLC
Keeley Asset Management Corp.

Focused Small-Cap Value Portfolio
Allegiant Asset Management Co.
AIG SunAmerica
Dreman Value Management, LLC

Focused Growth and Income Portfolio
Thornburg Investment Management, Inc.
Marsico Capital Management, LLC
AIG SunAmerica

Focused International Equity Portfolio
Henderson Global Investors, Inc.
Harris Associates L.P.
Marsico Capital Management, LLC

Focused Technology Portfolio*
RCM Capital Management, Inc.
AIG SunAmerica
BAMCO, Inc.

Focused StarALPHA Portfolio
AIG SunAmerica
BlackRock Investment Management, LLC
Janus Capital Management, LLC
Kinetics Asset Management, Inc.
Thornburg Investment Management, Inc.

Each Subadviser is paid monthly by AIG SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Subadviser. For the period ended October 31, 2007, AIG SunAmerica paid the Subadvisers for each Portfolio the following aggregate annual rates, expressed as a percentage of the average daily net assets of each Portfolio:

Portfolio	Percentage
Focused Large-Cap Growth	0.37%
Focused Growth	0.35%
Focused Mid-Cap Growth	0.50%
Focused Small-Cap Growth	0.54%
Focused Large-Cap Value	0.31%
Focused Value	0.41%
Focused Mid-Cap Value	0.32%
Focused Small-Cap Value	0.31%
Focused Growth and Income	0.29%
Focused International Equity	0.50%
Focused Technology	0.41%
Focused StarALPHA	0.32%

AIG SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Portfolio's average net assets. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the Directors who are not deemed to be interested persons of the Fund or AIG SunAmerica as defined by Section 2(a)(19) of the 1940 Act ("the Disinterested Directors").

* Effective February 1, 2008, the Focused Technology Portfolio will be managed solely by AIG SunAmerica in lieu of the current multi-manager strategy. See Note 13.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Portfolio	Class A	Class B	Class C	Class I
Focused Growth	1.72%	2.37%	2.37%	—
Focused Growth	1.72%	2.37%	2.37%	—
Focused Mid-Cap Growth	1.72%	2.37%	2.37%	—
Focused Small-Cap Growth	1.72%	2.37%	2.37%	1.62%
Focused Large-Cap Value	1.72%	2.37%	2.37%	—
Focused Value	1.72%	2.37%	2.37%	—
Focused Mid-Cap Value	1.72%	2.37%	2.37%	—
Focused Small-Cap Value	1.72%	2.37%	2.37%	—
Focused Growth and Income	1.72%	2.37%	2.37%	—
Focused International Equity	1.95%	2.60%	2.60%	—
Focused Technology*	1.97%	2.62%	2.62%	—
Focused Dividend Strategy	0.95%	1.60%	1.60%	—
Focused StarALPHA	1.72%	—	2.37%	—

Further, AIG SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the total net expense ratio for the following classes do not exceed the amounts set forth below. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of AIG SunAmerica.

Portfolio	Class A	Class B	Class C	Class I
Focused Equity Strategy	0.25%	0.90%	0.90%	0.15%
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	—
Focused Balanced Strategy	0.25%	0.90%	0.90%	0.15%
Focused Fixed Income and Equity Strategy	0.25%	0.90%	0.90%	—
Focused Fixed Income Strategy	0.25%	0.90%	0.90%	—

In addition, effective September 1, 2007, AIG SunAmerica agreed to voluntarily waive 0.02% of the investment advisory fees for the Focused Large-Cap Growth Portfolio and the Focused International Equity Portfolio. For the period ended October 31, 2007, the amount of investment advisory fees waived were $27,114 and $12,612, respectively. These voluntary waivers may be discontinued at any time at the option of AIG SunAmerica.

For the period ended October 31, 2007, pursuant to the contractual and voluntary expense limitations in the above tables, AIG SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$14,864
Focused Fixed Income Strategy	40,983

Portfolio	Other Expenses Reimbursed
Focused StarALPHA	$40,210

Portfolio	Amount
Focused Equity Strategy Class I	$4,189
Focused Balanced Strategy Class I	7,002
Focused Fixed Income and Equity Strategy Class A	4,458
Focused Fixed Income and Equity Strategy Class B	6,220
Focused Fixed Income and Equity Strategy Class C	4,699
Focused Fixed Income Strategy Class A	12,223
Focused Fixed Income Strategy Class B	12,423
Focused Fixed Income Strategy Class C	9,358
Focused Growth Class B	15,959
Focused Mid-Cap Growth Class A	49,605
Focused Mid-Cap Growth Class B	7,952
Focused Mid-Cap Growth Class C	10,914
Focused Mid-Cap Growth Class I	6,004
Focused Small-Cap Growth Class B	11,367
Focused Small-Cap Growth Class I	1,004

Portfolio	Amount
Focused Large-Cap Value Class B	$12,327
Focused Mid-Cap Value Class A	46,146
Focused Mid-Cap Value Class B	8,126
Focused Mid-Cap Value Class C	11,211
Focused Mid-Cap Value Class I	6,368
Focused Small-Cap Value Class B	10,620
Focused International Equity Class A	55,819
Focused International Equity Class B	20,160
Focused International Equity Class C	23,820
Focused Technology Class A	61,429
Focused Technology Class B	41,950
Focused Technology Class C	38,579
Focused Dividend Strategy Class A	59,723
Focused Dividend Strategy Class B	42,045
Focused Dividend Strategy Class C	71,383
Focused StarALPHA Class A	37,782
Focused StarALPHA Class C	21,650

*  Effective February 1, 2008, the contractual expense caps for the Focused Technology Portfolio's Class A, Class B and Class C shares, respectively, will be lowered to 1.88%, 2.53% and 2.53%. See Note 13.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Any voluntary or contractual waivers and/or reimbursement made by AIG SunAmerica are subject to recoupment from the Portfolios within the following two years of making such waivers and/or reimbursements, provided that the Portfolios are able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations.**

For the period ended October 31, 2007, the amounts recouped by AIG SunAmerica were as follows:

Portfolio	Amount
Focused Growth Class A	$21,301
Focused Growth Class C	5,290
Focused Small-Cap Growth Class C	3,243
Portfolio	Amount
Focused Growth and Income Class B	$19,956
Focused Growth and Income Class C	1,043

As of October 31, 2007, the amount of expenses previously waived and/or reimbursed by AIG SunAmerica during the prior two years that remain subject to recoupment are as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$20,416
Focused StarALPHA	4,432

Portfolio	Other Expenses Reimbursed
Focused Fixed Income Strategy	$40,210

Portfolio	Class Specific Expenses Reimbursed
Focused Equity Strategy Class I	$20,291
Focused Balanced Strategy Class I	26,359
Focused Fixed Income and Equity Strategy Class A	12,900
Focused Fixed Income and Equity Strategy Class B	15,723
Focused Fixed Income and Equity Strategy Class C	11,786
Focused Fixed Income Strategy Class A	22,600
Focused Fixed Income Strategy Class B	25,485
Focused Fixed Income Strategy Class C	25,225
Focused Growth Class B	32,396
Focused Growth Class C	4,272
Focused Mid-Cap Growth Class A	68,817
Focused Mid-Cap Growth Class B	26,329
Focused Mid-Cap Growth Class C	26,412
Focused Mid-Cap Growth Class I	27,489
Focused Small-Cap Growth Class B	21,323
Focused Small-Cap Growth Class I	6,801

Portfolio	Class Specific Expenses Reimbursed
Focused Large-Cap Value Class B	$12,327
Focused Mid-Cap Value Class A	67,517
Focused Mid-Cap Value Class B	26,753
Focused Mid-Cap Value Class C	29,816
Focused Mid-Cap Value Class I	27,639
Focused Small-Cap Value Class B	13,912
Focused Growth and Income Class B	1,244
Focused International Equity Class A	114,445
Focused International Equity Class B	38,956
Focused International Equity Class C	46,464
Focused Technology Class A	148,883
Focused Technology Class B	104,534
Focused Technology Class C	100,680
Focused Dividend Strategy Class A	133,142
Focused Dividend Strategy Class B	100,401
Focused Dividend Strategy Class C	168,575
Focused StarALPHA Class A	37,782
Focused StarALPHA Class C	21,650

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of AIG SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plans," and "Class C Plans." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Focused Portfolios Class A Plan, Class B Plan, and Class C Plan, the Distributor receives payments from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to

**  AIG SunAmerica has agreed to waive its right to recoup payments under the Expense Limitation Agreement with respect to the Focused Technology Portfolio for a period of two years from February 1, 2008 to January 31, 2010. See Note 13.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended October 31, 2007 SACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of each Portfolio (except the Strategy Portfolios), has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the period ended October 31, 2007, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Equity Strategy	$747,460	$243,653	$393,214	$2,269	$367,363	$40,020
Focused Multi-Asset Strategy	1,467,068	465,174	785,303	600	324,629	52,283
Focused Balanced Strategy	504,618	209,156	218,227	471	257,960	19,720
Focused Fixed Income and Equity Strategy	77,154	25,185	40,746	3	38,220	5,641
Focused Fixed Income Strategy	22,655	10,659	7,780	11,951	18,973	1,224
Focused Large-Cap Growth	268,844	104,298	126,818	2,821	557,282	15,159
Focused Growth	306,286	132,324	127,150	1,209	87,475	3,356
Focused Mid-Cap Growth	24,008	12,492	7,759	50	2,032	49
Focused Small-Cap Growth	88,550	30,443	43,652	2,122	69,823	2,244
Focused Large-Cap Value	83,299	30,848	40,594	7,788	59,866	3,067
Focused Value	547,542	142,070	329,218	682	188,392	6,330
Focused Mid-Cap Value	40,125	11,783	21,945	198	2,513	368
Focused Small-Cap Value	92,005	41,356	36,776	1,359	86,293	3,756
Focused Growth & Income	539,050	95,747	363,465	16,042	80,742	9,970
Focused International Equity	222,890	65,207	120,316	805	32,368	2,566
Focused Technology	102,189	24,580	63,055	12,324	28,444	2,046
Focused Dividend Strategy	220,747	20,234	168,571	1	104,136	3,040
Focused StarALPHA	234,471	49,125	151,653	—	—	1035

The Fund, on behalf of each Portfolio, except for the Strategy Portfolios, and Class Z shares, has entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of AIG SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the period ended October 31, 2007, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Expense				Payable At October 31, 2007
Portfolio	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	$1,264,086	$354,662	$545,962	$—	$72,116	$23,400	$42,807	$—
Focused Growth	723,810	131,197	126,902	—	84,646	10,840	12,255	—
Focused Mid-Cap Growth	179,927	2,204	9,339	68	17,689	272	1,061	5
Focused Small-Cap Growth	532,093	74,583	149,025	27,675	45,297	6,101	12,175	2,546
Focused Large-Cap Value	792,549	59,926	143,430	—	28,678	4,370	11,260	—
Focused Value	725,124	363,686	459,034	—	82,613	29,363	41,279	—
Focused Mid-Cap Value	174,780	3,168	14,432	72	17,159	338	1,623	5
Focused Small-Cap Value	456,636	92,888	187,031	—	32,740	6,665	13,797	—
Focused Growth and Income	642,262	142,647	272,131	—	79,093	12,007	25,144	—
Focused International Equity	647,336	44,887	100,287	—	59,316	3,809	8,682	—
Focused Technology	80,255	39,911	49,716	—	7,851	2,751	4,228	—
Focused Dividend Strategy	135,136	91,582	196,274	—	11,592	7,517	16,691	—
Focused StarALPHA	95,082	—	5,816	—	25,090	—	1,882	—

At October 31, 2007, the following affiliates owned outstanding shares of the following classes of Portfolios:

Portfolio	Holder	Percentage
Focused Large-Cap Growth Class A	Focused Multi-Asset Strategy Portfolio	25%
Focused Growth Class A	Focused Equity Strategy Portfolio	36
	Focused Balanced Strategy Portfolio	16
Focused Mid-Cap Growth Class A	Focused Multi-Asset Strategy Portfolio	91
Focused Small-Cap Growth Class A	Focused Multi-Asset Strategy Portfolio	38
Focused Large-Cap Value Class A	Focused Multi-Asset Strategy Portfolio	57
Focused Value Class A	Focused Equity Strategy Portfolio	35
	Focused Balanced Strategy Portfolio	14
Focused Mid-Cap Value Class A	Focused Focused Multi-Asset Strategy Portfolio	91
Focused Small-Cap Value Class A	Focused Multi-Asset Strategy Portfolio	49
Focused Growth and Income Class A	Focused Equity Strategy Portfolio	44
	Focused Balanced Strategy Portfolio	19
Focused International Equity Class A	Focused Multi-Asset Strategy Portfolio	28
	Focused Equity Strategy Portfolio	38
	Focused Balanced Strategy Portfolio	16
Focused Technology Class A	AIG SunAmerica	7
Focused StarALPHA Class A	Focused Multi-Asset Strategy Portfolio	73
	Focused Fixed Income and Equity Strategy Fund	13

The Strategy Portfolios do not invest in funds advised by AIG SunAmerica (each an "AIG SunAmerica Fund" and collectively, the "AIG SunAmerica Funds") for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits may represent a significant portion of an underlying AIG SunAmerica Fund's net assets. At October 31, 2007 each Strategy Portfolio held less than 91% of the outstanding

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

shares of any underlying AIG SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 91% of the outstanding shares of any underlying AIG SunAmerica Funds.

On June 21, 2007, the Focused Growth and Income Portfolio purchased 100,000 additional shares of Citigroup, which caused the Portfolio to exceed 5% of assets in the issuer, with respect to Rule 12d-3 under the 1940 Act. On June 25, 2007, 140,200 shares of Citigroup were sold to bring the Portfolio back below the 5% limitation at a loss of $3,229, which was reimbursed by AIG SunAmerica.

On July 18, 2007, Janus, a subadviser to the Focused StarALPHA Portfolio, purchased 927 shares of JC Penney for the Portfolio, which caused Janus's sleeve to invest in more than 10 securities. Although the prospectus does allow for situations in which a portfolio may temporarily exceed the 10-stock limit, the purchase of JC Penny did not meet the permissible criteria. On July 24, 2007, the shares were reallocated to Janus's trade error account and subsequently sold at a gain of $841, which was reimbursed to the Portfolio.

Note 4.  Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended October 31, 2007, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
Purchases (excluding U.S. government securities)	$550,125,248	$324,227,653	$271,804,921	$31,025,301	$14,429,954
Sales (excluding U.S. government securities)	678,862,446	403,894,983	351,704,210	43,021,871	16,396,066
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—
	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio
Purchases (excluding U.S. government securities)	$1,532,986,280	$964,486,689	$151,855,033	$317,083,873	$822,506,673
Sales (excluding U.S. government securities)	2,183,450,953	943,161,904	146,896,707	400,512,450	1,220,222,351
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Focused Portfolio	Focused Growth and Income Portfolio
Purchases (excluding U.S. government securities)	$602,504,831	$56,195,870	$548,181,988	$1,296,829,773
Sales (excluding U.S. government securities)	560,726,871	51,971,263	652,010,821	1,124,366,344
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused International Equity Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Purchases (excluding U.S. government securities)	$320,156,733	$89,029,400	$112,068,998	$208,407,041
Sales (excluding U.S. government securities)	333,029,486	110,746,650	146,405,696	77,843,247
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various AIG SunAmerica Mutual Funds. For the period ended October 31, 2007, transactions in these securities were as follows:

Portfolio	Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2006
Focused Equity Strategy	Various AIG SunAmerica Funds*	$1,599,895	$44,296,478	$651,893,584
Focused Multi-Asset Strategy	Various AIG SunAmerica Funds*	9,241,784	49,067,744	852,639,080
Focused Balanced Strategy	Various AIG SunAmerica Funds*	8,287,773	21,146,757	466,420,686
Focused Fixed Income and Equity Strategy	Various AIG SunAmerica Funds*	1,979,044	1,328,374	64,938,651
Focused Fixed Income Strategy	Various AIG SunAmerica Funds*	1,026,026	86,095	23,435,588

Portfolio	Security	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2007
Focused Equity Strategy	Various AIG SunAmerica Funds*	$596,021,622	$678,862,446	$87,269,560	$(22,226,882)	$634,095,438
Focused Multi-Asset Strategy	Various AIG SunAmerica Funds*	382,537,180	403,895,029	104,194,203	(27,948,257)	907,527,223
Focused Balanced Strategy	Various AIG SunAmerica Funds*	301,239,451	351,704,210	44,017,114	(13,237,185)	446,735,856
Focused Fixed Income and Equity Strategy	Various AIG SunAmerica Funds*	34,332,716	43,021,867	2,956,596	(919,883)	58,286,213
Focused Fixed Income Strategy	Various AIG SunAmerica Funds*	15,542,076	16,396,065	704,133	(322,114)	22,963,618

* See Portfolio of Investments for details.

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transaction must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price.

No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transaction. For the period ended October 31, 2007, the following Portfolios engaged in securities transactions with affiliated funds:

Fund	Cost of Purchases	Proceeds from sales	Realized Gain\Loss
Focused Large-Cap Growth	$9,974,620	$14,743,766	$2,221,314
Focused Large-Cap Value	2,844,350	17,083,730	4,051,524
Focused StarALPHA	1,329,580	314,670	73,525

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

The following Portfolios incurred brokerage commissions with affiliated brokers:

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Growth and Income Portfolio	StarALPHA Portfolio	Mid-Cap Growth Portfolio
Banc/America Securities, LLC	$54,104	$—	$—	$—	$—	$—	$73,010	$—	$—
Credit Suisse Securities (USA)	—	19,892	—	—	—	—	—	—	—
Deutsche Bank Securities, Inc.	—	—	20,632	—	—	—	—	—	—
Eagle Asset Management, LLC	—	—	—	—	—	—	—	—	4,400
Fred Alger Company, Inc.	221,459	—	—	—	—	—	—	—	—
JP Morgan Securities, Inc.	—	—	—	—	28,522	—	—	—	—
Keeley Investment Corp	—	—	—	—	—	750	—	—	—
M.J. Whitman, Inc.	—	—	—	—	68,580	—	—	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	226,844	—	—	200,700	—	—	—	22,475	—

Note 6.  Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily from wash sales, retirement pension expense, derivative transactions, investments in passive foreign investment companies and Fund mergers.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2007
Portfolio	Ordinary Income	Long-term Gains/ Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
Focused Equity Strategy	$5,244,358	$106,299,686	$52,577,266	$15,723,259	$37,096,822
Focused Multi-Asset Strategy	5,254,844	138,084,800	91,539,131	15,982,041	45,134,521
Focused Balanced Strategy	3,849,375	53,045,628	24,990,613	14,716,700	16,763,298
Focused Fixed Income and Equity Strategy	613,339	3,556,099	1,634,493	2,092,734	1,572,863
Focused Fixed Income Strategy	138,320	806,786	(20,993)	872,339	—
Focused Large-Cap Growth	—	(192,950,909)	178,672,652	—	—
Focused Growth	10,697,140	8,986,909	155,134,876	—	—
Focused Mid-Cap Growth	6,721,234	8,795,392	10,754,552	2,397,847	523,988
Focused Small-Cap Growth	—	55,574,180	74,374,869	6,104,256	41,366,886
Focused Large-Cap Value	21,349,093	46,705,371	19,837,728	28,888,341	40,063,963
Focused Value	22,749,597	119,057,486	126,556,297	1,586,062	48,783,353
Focused Mid-Cap Value	1,115,004	4,574,940	21,667,456	2,223,212	953,703
Focused Small-Cap Value	19,069,260	6,738,118	21,864,605	15,571,387	11,753,696
Focused Growth and Income	26,075,386	51,369,716	55,816,503	—	13,812,170
Focused International Equity	11,133,343	43,454,959	68,166,796	16,572,509	29,949,123
Focused Technology	—	(159,773,956)	12,955,869	—	—
Focused Dividend Strategy	5,519,999	27,741,499	8,935,039	15,185,407	7,455,405
Focused StarALPHA	—	(256,411)	10,424,839	—	—

* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

For the period ended October 31, 2007, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net investment losses, treatment of foreign currency, dividends from regulated investment companies, redemptions used as distributions, dividends paid reclassifications and fund mergers, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Equity Strategy	$17,798,583	$(17,798,583)	$—
Focused Multi-Asset Strategy	13,045,758	(13,045,758)	—
Focused Balanced Strategy	8,448,560	(8,448,560)	—
Focused Fixed Income and Equity Strategy	507,320	(507,320)	—
Focused Fixed Income Strategy	4,188	(4,188)	—
Focused Large-Cap Growth	4,370,264	—	(4,370,264)
Focused Growth	5,865,754	(5,865,754)	—
Focused Mid-Cap Growth	782,473	(782,473)	—
Focused Small-Cap Growth	4,291,678	—	(4,291,678)
Focused Large-Cap Value	(630,604)	(51,173,807)	51,804,411
Focused Value	(141,279)	141,279	—
Focused Mid-Cap Value	340,768	(343,650)	2,882
Focused Small-Cap Value	1,759,812	(1,786,003)	26,191
Focused Growth and Income	1,449,130	(1,449,130)	—
Focused International Equity	335,604	(335,604)	—
Focused Technology	1,576,726	(1,543,352)	(33,374)
Focused Dividend Strategy	—	—	—
Focused StarALPHA	133,863	9,092	(142,955)

As of October 31, 2007, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Fund	Capital Loss Carryforward
	2009	2010	2011	2012	2013	2014	2015
Focused Equity Strategy*	$772,677	$811,968	$—	$—	$—	$—	$—
Focused Multi-Asset Strategy	—	—	—	—	—	—	—
Focused Balanced Strategy	—	—	—	—	—	—	—
Focused Fixed Income and Equity Strategy	—	—	—	—	—	—	—
Focused Fixed Income Strategy	—	—	—	—	—	—	—
Focused Large-Cap Growth*	4,965,689	187,985,220	—	—	—	—	—
Focused Growth*	6,853,867	—	—	—	—	—	—
Focused Mid-Cap Growth	—	—	—	—	—	—	—
Focused Small-Cap Growth	—	—	—	—	—	—	—
Focused Large-Cap Value	—	—	—	—	—	—	—
Focused Value	—	—	—	—	—	—	—
Focused Mid-Cap Value	—	—	—	—	—	—	—
Focused Small-Cap Value	—	—	—	—	—	—	—
Focused Growth and Income	—	—	—	—	—	—	—
Focused International Equity	—	—	—	—	—	—	—
Focused Technology	131,865,059	27,908,897	—	—	—	—	—
Focused Dividend Strategy	—	—	—	—	—	—	—
Focused StarALPHA	—	—	—	—	—	—	256,411

* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2007.

Portfolio	Capital Loss Carryforward Utilized
Focused Equity Strategy	$1,201,343
Focused Multi-Asset Strategy	—
Focused Balanced Strategy	—
Focused Fixed Income and Equity Strategy	—
Focused Fixed Income Strategy	—
Focused Large-Cap Growth	209,157,884
Focused Growth	8,243,983
Focused Mid-Cap Growth	—
Focused Small-Cap Growth	—
Focused Large-Cap Value	—
Focused Value	—
Focused Mid-Cap Value	—
Focused Small-Cap Value	—
Focused Growth and Income	—
Focused International Equity	—
Focused Technology	14,425,523
Focused Dividend Strategy	—

As of October 31, 2007, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
Cost	$581,518,172	$815,988,092	$421,745,243	$56,651,720	$22,984,611
Appreciation	52,715,314	92,481,522	25,953,420	2,140,580	340,418
Depreciation	(138,048)	(942,391)	(962,807)	(506,087)	(357,223)
Net unrealized appreciation (depreciation)	$52,577,266	$91,539,131	$24,990,613	$1,634,493	$(20,993)
	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth	Focused Small-Cap Growth Portfolio	Focused Large- Cap Value Portfolio
Cost	$640,072,848	$443,621,820	$94,820,701	$276,752,344	$230,705,942
Appreciation	185,430,572	183,988,674	11,624,569	82,984,994	27,986,180
Depreciation	(6,757,916)	(28,853,767)	(870,017)	(8,610,125)	(8,148,452)
Net unrealized appreciation (depreciation)	$178,672,656	$155,134,907	$10,754,552	$74,374,869	$19,837,728
	Focused Value Portfolio	Focused Mid-Cap Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused International Equity Portfolio
Cost	$704,677,843	$83,037,683	$258,498,070	$587,727,420	$323,373,112
Appreciation	153,459,488	24,639,890	30,446,349	80,877,177	70,854,918
Depreciation	(26,909,600)	(2,973,840)	(8,581,744)	(25,060,629)	(2,705,323)
Net unrealized appreciation (depreciation)	$126,549,888	$21,666,050	$21,864,605	$55,816,488	$68,149,595

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Cost	$70,058,658	$182,549,629	$139,964,417
Appreciation	17,017,365	17,323,948	14,087,865
Depreciation	(4,061,496)	(8,388,909)	(3,664,144)
Net unrealized appreciation (depreciation)	$12,955,869	$8,935,039	$10,423,721

Note 7.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Portfolios set forth below have been reduced. For the period ended October 31, 2007, the amount of expense reductions received by each Portfolio, used to offset the Portfolio's non-affiliated expenses, were as follows:

Portfolio	Total Expense Reductions
Focused Large-Cap Growth	$253,130
Focused Growth	31,607
Focused Mid-Cap Growth	53,588
Focused Small-Cap Growth	45,545
Focused Large-Cap Value	50,289
Focused Value	95,996
Focused Mid-Cap Value	32,561
Focused Small-Cap Value	48,484
Focused Growth and Income	102,714
Focused International Equity	1,196
Focused Technology	3,964
Focused Dividend Strategy	1,577
Focused StarALPHA	4,106

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Note 8.  Capital Share Transactions

Transactions in shares of each class of each series were as follows:

	Focused Equity Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,768,776	$34,671,469	2,840,364	$54,004,642	577,292	$11,082,749	1,275,224	$23,927,080
Reinvested dividends	796,002	14,956,882	534,082	9,843,134	473,916	8,814,811	297,167	5,429,241
Shares redeemed(1)(2)	(3,546,835)	(69,368,041)	(3,108,245)	(58,733,800)	(1,724,859)	(33,388,716)	(1,143,544)	(21,355,288)
Net increase (decrease)	(982,057)	$(19,739,690)	266,201	$5,113,976	(673,651)	$(13,491,156)	428,847	$8,001,033
	Class C				Class I
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,802,587	$34,638,293	3,450,284	$64,665,158	18,855	$366,485	56,600	$1,074,513
Reinvested dividends	989,040	18,395,614	623,580	11,392,804	15,570	292,093	18,758	345,518
Shares redeemed(3)(4)	(4,648,584)	(89,889,183)	(3,732,142)	(69,633,024)	(97,750)	(1,893,625)	(224,200)	(4,247,315)
Net increase (decrease)	(1,856,957)	$(36,855,276)	341,722	$6,424,938	(63,325)	$(1,235,047)	(148,842)	$(2,827,284)
	Focused Multi-Asset Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	3,502,218	$67,562,706	4,222,869	$77,849,901	1,140,015	$21,787,596	1,903,268	$34,838,512
Reinvested dividends	1,000,682	18,542,304	315,417	5,639,661	497,418	9,172,065	137,091	2,440,224
Shares redeemed(5)(6)	(4,083,202)	(78,819,932)	(3,172,874)	(58,383,340)	(1,631,957)	(31,354,331)	(1,312,855)	(24,016,370)
Net increase (decrease)	419,698	$7,285,078	1,365,412	$25,106,222	5,476	$(394,670)	727,504	$13,262,366

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	3,198,080	$61,006,864	4,997,672	$91,435,013
Reinvested dividends	1,234,647	22,766,458	339,047	6,035,038
Shares redeemed(7)(8)	(5,458,000)	(104,735,786)	(4,307,992)	(78,590,438)
Net increase (decrease)	(1,025,273)	$(20,962,464)	1,028,727	$18,879,613

(1)  For the year ended October 31, 2007, includes automatic conversion of 343,906 shares of Class B shares in the amount of $6,472,604 to 339,664 shares of Class A in the amount of $6,472,604.

(2)  For the year ended October 31, 2006, includes automatic conversion of 139,474 shares of Class B shares in the amount of $2,604,755 to 137,806 shares of Class A in the amount of $2,604,755.

(3)  For the year ended October 31, 2007, includes automatic conversion of 5,511 shares of Class C shares in the amount of $102,273 to 5,443 shares of Class A in the amount of $102,273.

(4)  For the year ended October 31, 2006, includes automatic conversion of 3,723 shares of Class C shares in the amount of $69,647 to 3,682 shares of Class A in the amount of $69,647.

(5)  For the year ended October 31, 2007, includes automatic conversion of 409,391 shares of Class B shares in the amount of $7,632,835 to 406,165 shares of Class A in the amount of $7,632,835.

(6)  For the year ended October 31, 2006, includes automatic conversion of 232,735 shares of Class B shares in the amount of $4,269,840 to 230,937 shares of Class A in the amount of $4,269,840.

(7)  For the year ended October 31, 2007, includes automatic conversion of 1,734 shares of Class C shares in the amount of $31,426 to 1,720 shares of Class A in the amount of $31,426.

(8)  For the year ended October 31, 2006, includes automatic conversion of 625 shares of Class C shares in the amount of $11,608 to 620 shares of Class A in the amount of $11,608.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Balanced Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,653,444	$27,745,702	2,025,908	$33,157,986	482,569	$8,051,427	890,143	$14,542,590
Reinvested dividends	540,848	8,845,094	489,886	7,876,374	347,663	5,668,558	339,748	5,453,768
Shares redeemed(1)(2)	(2,436,514)	(40,808,016)	(2,805,735)	(45,915,814)	(1,591,370)	(26,658,757)	(1,645,911)	(26,872,370)
Net increase (decrease)	(242,222)	$(4,217,220)	(289,941)	$(4,881,454)	(761,138)	$(12,938,772)	(416,020)	$(6,876,012)
	Class C				Class I
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,592,110	$26,672,205	2,729,673	$44,628,086	30,220	$502,627	107,075	$1,757,773
Reinvested dividends	578,201	9,444,501	548,437	8,815,168	23,102	376,863	37,085	595,808
Shares redeemed(3)(4)	(3,669,561)	(61,409,709)	(3,943,883)	(64,207,897)	(229,285)	(3,794,909)	(709,904)	(11,814,455)
Net increase (decrease)	(1,499,250)	$(25,293,003)	(665,773)	$(10,764,643)	(175,963)	$(2,915,419)	(565,744)	$(9,460,874)
	Focused Fixed Income and Equity Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)	349,302	$4,930,347	449,481	$6,263,058	116,182	$1,618,430	115,031	$1,607,189
Reinvested dividends	95,593	1,329,782	102,476	1,415,276	42,083	584,920	52,993	731,526
Shares redeemed(5)(6)	(550,814)	(7,723,412)	(932,441)	(13,037,094)	(285,447)	(4,017,365)	(309,802)	(4,309,951)
Net increase (decrease)	(105,919)	$(1,463,283)	(380,484)	$(5,358,760)	(127,182)	$(1,814,015)	(141,778)	$(1,971,236)
	Class C				Class I
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	650,658	$9,140,447	562,308	$7,806,883	—	$—	1	$28
Reinvested dividends	62,223	864,864	78,817	1,088,070	—	—	479	6,612
Shares redeemed	(1,029,235)	(14,386,392)	(789,124)	(10,983,546)	—	—	(8,163)	(113,434)
Net increase (decrease)	(316,354)	$(4,381,081)	(147,999)	$(2,088,593)	—	$—	(7,683)	$(106,794)

(1)  For the year ended October 31, 2007, includes automatic conversion of 385,874 shares of Class B shares in the amount of $6,245,233 to 385,022 shares of Class A in the amount of $6,245,233.

(2)  For the year ended October 31, 2006, includes automatic conversion of 157,128 shares of Class B shares in the amount of $2,577,004 to 156,784 shares of Class A in the amount of $2,577,004.

(3)  For the year ended October 31, 2007, includes automatic conversion of 204 shares of Class C shares in the amount of $3,307 to 204 shares of Class A in the amount of $3,307.

(4)  For the year ended October 31, 2006, includes automatic conversion of 1,826 shares of Class C shares in the amount of $30,748 to 1,825 shares of Class A in the amount of $30,748.

(5)  For the year ended October 31, 2007, includes automatic conversion of 65,053 shares of Class B shares in the amount of $929,160 to 64,930 shares of Class A in the amount of $929,160.

(6)  For the year ended October 31, 2006, includes automatic conversion of 25,185 shares of Class B shares in the amount of $351,316 to 25,130 shares of Class A in the amount of $351,316.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Fixed Income Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	296,207	$3,870,663	161,080	$2,054,200	91,077	$1,184,690	84,397	$1,072,914
Reinvested dividends	21,121	275,348	26,687	339,338	9,087	118,420	13,930	177,026
Shares redeemed(1)(2)	(264,480)	(3,429,843)	(393,380)	(5,008,405)	(147,981)	(1,932,488)	(228,467)	(2,907,138)
Net increase (decrease)	52,848	$716,168	(205,613)	$(2,614,867)	(47,817)	$(629,378)	(130,140)	$(1,657,198)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	185,764	$2,421,546	250,140	$3,173,346
Reinvested dividends	14,141	184,172	26,074	331,408
Shares redeemed(3)(4)	(286,891)	(3,727,321)	(622,874)	(7,922,739)
Net increase (decrease)	(86,986)	$(1,121,603)	(346,660)	$(4,417,985)

	Focused Large-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	5,149,057	$98,493,891	9,546,231	$174,352,675	257,775	$4,642,922	619,339	$10,941,251
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(5)(6)	(26,217,732)	(500,654,950)	(11,157,830)	(200,182,421)	(7,128,638)	(128,422,457)	(7,852,021)	(134,732,763)
Net increase (decrease)	(21,068,675)	$(402,161,059)	(1,611,599)	$(25,829,746)	(6,870,863)	$(123,779,535)	(7,232,682)	$(123,791,512)
	Class C				Class Z
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	520,429	$9,430,862	1,277,383	$22,473,025	420,977	$8,369,184	547,325	$10,262,842
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(7)(8)	(6,367,567)	(114,590,989)	(7,649,392)	(130,551,161)	(773,163)	(15,313,281)	(599,067)	(11,219,694)
Net increase (decrease)	(5,847,138)	$(105,160,127)	(6,372,009)	$(108,078,136)	(352,186)	$(6,944,097)	(51,742)	$(956,852)

(1)  For the year ended October 31, 2007, includes automatic conversion of 15,292 shares of Class B shares in the amount of $198,516 to 15,281 shares of Class A in the amount of $198,516.

(2)  For the year ended October 31, 2006, includes automatic conversion of 8,331 shares of Class B shares in the amount of $105,989 to 8,325 Shares of Class A in the amount of $105,989.

(3)  For the year ended October 31, 2007, includes automatic conversion of 50 shares of Class C shares in the amount of $637 to 49 shares of Class A in the amount of $637.

(4)  For the year ended October 31, 2006, includes automatic conversion of 170 shares of Class C shares in the amount of $2,175 to 169 shares of Class A in the amount of $2,175.

(5)  For the year ended October 31, 2007, includes automatic conversion of 3,127,026 shares of Class B shares in the amount of $54,510,392 to 2,955,577 shares of Class A in the amount of $54,510,392.

(6)  For the year ended October 31, 2006, includes automatic conversion of 2,369,022 shares of Class B shares in the amount of $40,636,222 to 2,246,856 shares of Class A in the amount of $40,636,222.

(7)  For the year ended October 31, 2007, includes automatic conversion of 1,638 shares of Class C shares in the amount of $26,895 to 1,552 shares of Class A in the amount of $26,895.

(8)  For the year ended October 31, 2006, includes automatic conversion of 3,435 shares of Class C shares in the amount of $61,184 to 3,263 shares of Class A in the amount of $61,184.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Growth Portfolio†
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	9,723,019	$263,349,383	2,426,113	$56,656,491	256,811	$6,252,302	537,478	$11,770,166
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(1)(2)	(6,224,906)	(166,054,262)	(2,889,074)	(66,481,700)	(1,255,256)	(30,229,621)	(1,647,094)	(35,644,305)
Net increase (decrease)	3,498,113	$97,295,121	(462,961)	$(9,825,209)	(998,445)	$(23,977,319)	(1,109,616)	$(23,874,139)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	510,856	$12,970,866	664,304	$14,537,792
Reinvested dividends	—	—	—	—
Shares redeemed(3)	(695,535)	(16,576,521)	(848,741)	(18,196,688)
Net increase (decrease)	(184,679)	$(3,605,655)	(184,437)	$(3,658,896)

	Focused Mid-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)	5,840,313	$93,721,207	3,330,574	$44,112,775	56,995	$881,986	67,450	$945,881
Reinvested dividends	190,769	2,727,996	4,560	60,835	1,986	28,166	—	—
Shares redeemed(4)(5)	(5,673,216)	(90,612,220)	(1,105,933)	(15,523,064)	(26,648)	(412,063)	(18,524)	(258,587)
Net increase (decrease)	357,866	$5,836,983	2,229,201	$28,650,546	32,333	$498,089	48,926	$687,294
	Class C				Class I
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	183,299	$2,812,991	304,470	$4,236,992	—	$—	—	$—
Reinvested dividends	8,430	119,618	—	—	75	1,079	3	46
Shares redeemed	(80,506)	(1,196,672)	(73,764)	(1,015,837)	(2,082)	(34,819)	—	—
Net increase (decrease)	111,223	$1,735,937	230,706	$3,221,155	(2,007)	$(33,740)	3	$46

(1)  For the year ended October 31, 2007, includes automatic conversion of 671,056 shares of Class B shares in the amount of $15,034,325 to 622,788 shares of Class A in the amount of $15,034,325.

(2)  For the year ended October 31, 2006, includes automatic conversion of 688,826 shares of Class B shares in the amount of $14,933,011 to 641,666 shares of Class A in the amount of $14,933,011.

(3)  For the year ended October 31, 2007, includes automatic conversion of 263 shares of Class C shares in the amount of $6,631 to 243 shares of Class A in the amount of $6,631.

(4)  For the year ended October 31, 2007, includes automatic conversion of 10,049 shares of Class B shares in the amount of $138,491 to 9,986 shares of Class A in the amount of $138,491.

(5)  For the year ended October 31, 2006, includes automatic conversion of 1,950 shares of Class B shares in the amount of $27,146 to 1,942 shares of Class A in the amount of $27,146.

†  See Note 1

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Small-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	3,040,875	$55,017,350	4,154,398	$76,641,456	97,408	$1,635,960	266,269	$4,721,349
Reinvested dividends	1,738,289	30,037,634	1,042,934	18,991,831	281,401	4,488,344	182,256	3,118,396
Shares redeemed(1)(2)	(4,911,079)	(89,409,197)	(5,149,070)	(94,771,380)	(699,074)	(11,694,539)	(570,835)	(10,119,404)
Net increase (decrease)	(131,915)	$(4,354,213)	48,262	$861,907	(320,265)	$(5,570,235)	(122,310)	$(2,279,659)
	Class C				Class I
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	319,074	$5,248,664	751,476	$13,353,330	661,903	$11,810,212	278,598	$5,384,559
Reinvested dividends	521,018	8,278,977	353,501	6,027,198	30,946	543,420	39,371	726,791
Shares redeemed(3)(4)	(1,462,820)	(24,311,542)	(1,382,736)	(24,441,272)	(394,910)	(7,253,200)	(335,795)	(6,120,321)
Net increase (decrease)	(622,728)	$(10,783,901)	(277,759)	$(5,060,744)	297,939	$5,100,432	(17,826)	$(8,971)
	Focused Large-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	1,387,893	$24,272,655	4,213,158	$71,326,302	145,486	$2,418,141	294,142	$4,844,786
Reinvested dividends	3,264,921	55,666,896	1,192,798	19,895,869	202,469	3,284,059	88,496	1,415,051
Shares redeemed(5)(6)	(22,640,453)	(407,962,439)	(5,093,781)	(88,679,401)	(800,826)	(13,404,105)	(863,833)	(14,258,823)
Net increase (decrease)	(17,987,639)	$(328,022,888)	312,175	$2,542,770	(452,871)	$(7,701,905)	(481,195)	$(7,998,986)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	245,379	$4,137,449	440,437	$7,286,195
Reinvested dividends	455,355	7,404,080	180,903	2,896,262
Shares redeemed(7)(8)	(1,313,203)	(22,024,688)	(1,104,681)	(18,232,919)
Net increase (decrease)	(612,469)	$(10,483,159)	(483,341)	$(8,050,462)

(1)  For the year ended October 31, 2007, includes automatic conversion of 166,935 shares of Class B shares in the amount of $2,830,339 to 153,624 shares of Class A in the amount of $2,830,339.

(2)  For the year ended October 31, 2006, includes automatic conversion of 60,482 shares of Class B shares in the amount of $1,070,741 to 56,676 shares of Class A in the amount of $1,070,741.

(3)  For the year ended October 31, 2007, includes automatic conversion of 4,409 shares of Class C shares in the amount of $74,198 to 4,040 shares of Class A in the amount of $74,198.

(4)  For the year ended October 31, 2006, includes automatic conversion of 3,500 shares of Class C shares in the amount of $60,652 to 3,267 shares of Class A in the amount of $60,652.

(5)  For the year ended October 31, 2007, includes automatic conversion of 278,826 shares of Class B shares in the amount of $4,622,029 to 265,494 shares of Class A in the amount of $4,622,029.

(6)  For the year ended October 31, 2006, includes automatic conversion of 225,619 shares of Class B shares in the amount of $3,750,464 to 215,630 shares of Class A in the amount of $3,750,464.

(7)  For the year ended October 31, 2007, includes automatic conversion of 48 shares of Class C shares in the amount of $803 to 46 shares of Class A in the amount of $803.

(8)  For the year ended October 31, 2006, includes automatic conversion of 378 shares of Class C shares in the amount of $6,363 to 362 shares of Class A in the amount of $6,363.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Value Portfolio†
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	11,767,485	$302,232,901	2,551,212	$56,360,160	590,528	$13,869,822	563,503	$11,918,956
Reinvested dividends	880,383	20,231,157	827,023	16,937,422	508,840	11,229,662	600,984	11,875,453
Shares redeemed(1)(2)	(6,921,885)	(174,830,968)	(2,986,706)	(65,829,925)	(2,296,695)	(54,428,917)	(2,283,947)	(47,461,115)
Net increase (decrease)	5,725,983	$147,633,090	391,529	$7,467,657	(1,197,327)	$(29,329,433)	(1,119,460)	$(23,666,706)

	Class C
	For the year ended		For the year ended
	October 31, 2007		October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	1,187,439	$28,179,302	654,625	$13,840,252
Reinvested dividends	613,188	13,520,655	693,374	13,687,196
Shares redeemed	(1,605,967)	(37,984,917)	(2,320,901)	(48,289,030)
Net increase (decrease)	194,660	$3,715,040	(972,902)	$(20,761,582)

	Focused Mid-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	5,427,960	$90,220,770	3,350,812	$44,523,047	58,075	$931,755	90,386	$1,248,679
Reinvested dividends	197,049	2,918,299	28,950	381,843	2,550	37,648	75	987
Shares redeemed(3)(4)	(5,559,699)	(90,913,658)	(1,104,368)	(15,513,287)	(36,499)	(580,728)	(20,066)	(278,939)
Net increase (decrease)	65,310	$2,225,411	2,275,394	$29,391,603	24,126	$388,675	70,395	$970,727
	Class C				Class I
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	381,292	$6,001,511	226,742	$3,115,093	—	$—	—	$—
Reinvested dividends	8,089	119,473	367	4,839	84	1,239	18	242
Shares redeemed	(121,349)	(1,895,913)	(31,483)	(430,050)	(2,106)	(35,848)	—	—
Net increase (decrease)	268,032	$4,225,071	195,626	$2,689,882	(2,022)	$(34,609)	18	$242

(1)  For the year ended October 31, 2007, includes automatic conversion of 806,224 shares of Class B shares in the amount of $19,366,221 to 772,170 shares of Class A in the amount of $19,366,221.

(2)  For the year ended October 31, 2006, includes automatic conversion of 277,085 shares of Class B shares in the amount of $5,787,538 to 266,713 shares of Class A in the amount of $5,787,538.

(3)  For the year ended October 31, 2007, includes automatic conversion of 13,828 shares of Class B shares in the amount of $196,725 to 13,766 shares of Class A in the amount of $196,725.

(4)  For the year ended October 31, 2006, includes automatic conversion of 918 shares of Class B shares in the amount of $12,458 to 914 shares of Class A in the amount of $12,458.

†  See Note 1

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Small-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,202,583	$23,185,199	2,090,268	$39,652,059	82,576	$1,446,782	253,399	$4,452,112
Reinvested dividends	818,610	15,545,417	3,002,088	54,337,729	190,923	3,314,420	630,635	10,575,754
Shares redeemed(1)(2)	(4,926,327)	(96,112,576)	(9,103,588)	(167,357,544)	(1,044,904)	(18,400,253)	(1,518,092)	(26,528,924)
Net increase (decrease)	(2,905,134)	$(57,381,960)	(4,011,232)	$(73,367,756)	(771,405)	$(13,639,051)	(634,058)	$(11,501,058)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	209,651	$3,682,896	661,412	$11,605,994
Reinvested dividends	359,260	6,258,306	1,106,093	18,593,424
Shares redeemed(3)(4)	(1,891,429)	(33,254,804)	(2,458,556)	(42,959,127)
Net increase (decrease)	(1,322,518)	$(23,313,602)	(691,051)	$(12,759,709)

	Focused Growth and Income Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	16,887,511	$348,402,091	1,748,951	$31,708,565	715,957	$13,653,755	262,650	$4,528,646
Reinvested dividends	337,785	6,678,007	54,373	960,224	118,967	2,221,113	—	—
Shares redeemed(5)(6)	(7,602,456)	(159,308,339)	(2,095,190)	(37,526,823)	(1,225,821)	(23,621,277)	(1,300,774)	(22,052,510)
Net increase (decrease)	9,622,840	$195,771,759	(291,866)	$(4,858,034)	(390,897)	$(7,746,409)	(1,038,124)	$(17,523,864)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	1,898,790	$36,210,735	603,984	$10,579,335
Reinvested dividends	189,882	3,541,297	—	—
Shares redeemed(7)(8)	(1,203,481)	(23,298,006)	(1,840,077)	(31,085,861)
Net increase (decrease)	885,191	$16,454,026	(1,236,093)	$(20,506,526)

(1)  For the year ended October 31, 2007, includes automatic conversion of 269,600 shares of Class B shares in the amount of $4,671,299 to 247,472 shares of Class A in the amount of $4,671,299.

(2)  For the year ended October 31, 2006, includes automatic conversion of 356,205 shares of Class B shares in the amount of $6,265,081 to 329,964 shares of Class A in the amount of $6,265,081.

(3)  For the year ended October 31, 2007, includes automatic conversion of 2,007 shares of Class C shares in the amount of $33,639 to 1,849 shares of Class A in the amount of $33,639.

(4)  For the year ended October 31, 2006, includes automatic conversion of 457 shares of Class C shares in the amount of $7,728 to 424 shares of Class A in the amount of $7,728.

(5)  For the year ended October 31, 2007, includes automatic conversion of 647,316 shares of Class B shares in the amount of $11,868,868 to 612,398 shares of Class A in the amount of $11,868,868.

(6)  For the year ended October 31, 2006, includes automatic conversion of 332,181 shares of Class B shares in the amount of $5,661,377 to 315,376 shares of Class A in the amount of $5,661,377.

(7)  For the year ended October 31, 2007, includes automatic conversion of 4,773 shares of Class C shares in the amount of $84,914 to 4,515 shares of Class A in the amount of $84,914.

(8)  For the year ended October 31, 2006, includes automatic conversion of 2,596 shares of Class C shares in the amount of $45,049 to 2,462 shares of Class A in the amount of $45,049.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused International Equity Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	2,789,621	$58,916,154	3,742,046	$73,989,504	235,491	$4,727,128	302,314	$5,875,690
Reinvested dividends	1,880,203	36,889,589	894,048	16,462,037	124,603	2,377,428	51,716	933,132
Shares redeemed(1)(2)(5)(6)	(3,421,172)	(71,078,041)	(2,673,923)	(53,758,160)	(324,180)	(6,580,105)	(190,352)	(3,683,729)
Net increase (decrease)	1,248,652	$24,727,702	1,962,171	$36,693,381	35,914	$524,451	163,678	$3,125,093

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	469,018	$9,314,666	433,049	$8,371,382
Reinvested dividends	265,999	5,064,614	132,410	2,385,174
Shares redeemed(3)(4)(5)(6)	(608,444)	(12,251,607)	(476,962)	(9,258,367)
Net increase (decrease)	126,573	$2,127,673	88,497	$1,498,189

	Focused Technology Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(7)(8)	2,401,304	$16,671,964	2,437,851	$16,030,884	147,169	$958,668	289,186	$1,815,513
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(7)(8)	(2,831,389)	(19,035,354)	(3,990,228)	(25,502,465)	(1,726,287)	(11,384,478)	(941,177)	(5,778,255)
Net increase (decrease)	(430,085)	$(2,363,390)	(1,552,377)	$(9,471,581)	(1,579,118)	$(10,425,810)	(651,991)	$(3,962,742)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	323,417	$2,136,461	784,998	$5,018,384
Reinvested dividends	—	—	—	—
Shares redeemed	(1,179,732)	(7,648,160)	(1,498,558)	(9,189,427)
Net increase (decrease)	(856,315)	$(5,511,699)	(713,560)	$(4,171,043)

(1)  For the year ended October 31, 2007, includes automatic conversion of 75,517 shares of Class B shares in the amount of $1,505,293 to 73,539 shares of Class A in the amount of $1,505,293.

(2)  For the year ended October 31, 2006, includes automatic conversion of 29,578 shares of Class B shares in the amount of $579,302 to 28,903 shares of Class A in the amount of $579,302.

(3)  For the year ended October 31, 2007, includes automatic conversion of 115 shares of Class C shares in the amount of $2,333 to 111 shares of Class A in the amount of $2,333.

(4)  For the year ended October 31, 2006, includes automatic conversion of 56,477 shares of Class C shares in the amount of $774,508 to 53,093 shares of Class A in the amount of $774,508.

(5)  For the year ended October 31, 2007 net of redemption fees of $16,258, $1,152 and $2,582 for Class A, Class B and Class C shares , respectively.

(6)  For the year ended October 31, 2006 net of redemption fees of $4,711, $283 and $655 for Class A, Class B and Class C shares , respectively.

(7)  For the year ended October 31, 2007, includes automatic conversion of 878,846 shares of Class B shares in the amount of $5,185,935 to 845,741 shares of Class A in the amount of $5,185,935.

(8)  For the year ended October 31, 2006, includes automatic conversion of 64,584 shares of Class B shares in the amount of $404,375 to 62,322 shares of Class A in the amount of $404,375.

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2007		For the year ended October 31, 2006		For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	952,428	$13,568,599	1,308,127	$18,233,824	238,119	$3,362,090	313,307	$4,337,773
Reinvested dividends	435,099	5,875,989	38,705	524,191	258,899	3,475,817	12,149	161,554
Shares redeemed(1)(2)	(1,603,682)	(22,822,538)	(1,772,229)	(24,147,907)	(817,352)	(11,646,703)	(1,217,820)	(16,566,036)
Net increase (decrease)	(216,155)	$(3,377,950)	(425,397)	$(5,389,892)	(320,334)	$(4,808,796)	(892,364)	$(12,066,709)

	Class C
	For the year ended October 31, 2007		For the year ended October 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	519,541	$7,262,702	564,928	$7,768,167
Reinvested dividends	524,553	7,046,474	22,753	302,766
Shares redeemed(3)(4)	(1,271,770)	(18,125,830)	(1,658,953)	(22,597,352)
Net increase (decrease)	(227,676)	$(3,816,654)	(1,071,272)	$(14,526,419)
	Focused StarALPHA Portfolio
	Class A		Class C
	For the period May 3, 2007@ through October 31, 2007		For the period May 3, 2007@ through October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	12,908,907	$165,375,029	837,197	$10,486,225
Reinvested dividends	—	—	—	—
Shares redeemed	(2,750,584)	(35,034,115)	(39,342)	(510,595)
Net increase (decrease)	10,158,323	$130,340,914	797,855	$9,975,630

(1)  For the year ended October 31, 2007, includes automatic conversion of 164,992 shares of Class B shares in the amount of $2,314,768 to 164,210 shares of Class A in the amount of $2,314,768.

(2)  For the year ended October 31, 2006, includes automatic conversion of 421,466 shares of Class B shares in the amount of $5,762,077 to 419,546 shares of Class A in the amount of $5,762,077.

(3)  For the year ended October 31, 2007, includes automatic conversion of 110 shares of Class C shares in the amount of $1,531 to 78 shares of Class A in the amount of $1,531.

(4)  For the year ended October 31, 2006, includes automatic conversion of 932 shares of Class C shares in the amount of $12,734 to 928 shares of Class A in the amount of $12,734.

@  Commencement of operations

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Note 9.  Directors' Retirement Plan

The Board has adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended December 9, 2006, for the unaffiliated Directors. The Retirement Plan provides generally that an unaffiliated Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting AIG SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expense line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statement of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2007
Focused Equity Strategy	$25,965	$9,361	$755
Focused Multi-Asset Strategy	30,132	12,219	816
Focused Balanced Strategy	21,980	6,815	680
Focused Fixed Income and Equity Strategy	3,533	915	118
Focused Fixed Income Strategy	1,378	350	46
Focused Large-Cap Growth	183,456	19,342	8,347
Focused Growth	56,457	5,941	3,105
Focused Mid-Cap Growth	1,324	911	-
Focused Small-Cap Growth	17,704	5,151	552
Focused Large-Cap Value	32,217	8,384	1,181
Focused Value	60,444	9,063	2,323
Focused Mid-Cap Value	1,641	988	-
Focused Small-Cap Value	31,080	5,631	1,243
Focused Growth and Income	35,023	5,237	1,454
Focused International Equity	13,015	4,815	369
Focused Technology	10,570	1,279	477
Focused Dividend Strategy	18,466	2,768	874

Note 10.  Lines of Credit

The AIG SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank & Trust Co. ("State Street"), the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the $75 million committed line of credit which is included in the other expenses line on the Statement of

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

Operations. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. During the year ending October 31, 2007, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Large-Cap Growth	223	$198,192	$5,517,035	5.77%
Focused Growth	95	8,698	570,046	5.79
Focused Mid-Cap Growth	15	771	337,633	5.50
Focused Small-Cap Growth	66	9,502	893,080	5.67
Focused Large-Cap Value	319	115,233	2,247,478	5.74
Focused Value	1	187	1,156,714	5.81
Focused Mid-Cap Value	169	9,600	353,162	5.74
Focused Small-Cap Value	105	9,800	582,292	5.73
Focused International Equity	109	7,999	459,600	5.70
Focused Technology	215	7,071	204,492	5.79
Focused Dividend Strategy	59	10,730	1,126,363	5.80

At October 31, 2007, the Focused International Equity Portfolio, Focused Large-Cap Value Portfolio, and Focused Large-Cap Growth Portfolio had $149,798, $332,683, and $270,829, respectively, in borrowings outstanding at an interest rate of 5.38%.

Note 11.  Interfund Lending Agreement

Pursuant to exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by AIG SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other and other investment companies advised by AIG SunAmerica or an affiliate for temporary or emergency purposes. An interfund loan will be made under this facility only if the lines of credit are not available and the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended October 31, 2007, none of the Portfolios participated in the program.

Note 12.  Investment Concentration

All Portfolios, except Focused Dividend Strategy Portfolio, may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investment, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primarily risks of the Focused International Equity Portfolio. At October 31, 2007, the Focused International Equity Portfolio had approximately 24.1% and 16.8% of its net assets invested in equity securities of companies domiciled in the United Kingdom and Japan, respectively.

Note 13.  Subsequent Events

On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (the "Transaction"). The Transaction closed on December 14, 2007. The consummation of the Transaction and resulting change of control of Marsico resulted in an "assignment," as that term is defined under the 1940 Act and termination of the current subadvisory agreement between AIG SunAmerica, the Fund and Marsico. In order to permit Marsico to continue to serve as subadviser after consummation of the Transaction, the Board approved a new subadvisory agreement with Marsico at a meeting held on August 27, 2007. The new subadvisory agreement is identical to

NOTES TO FINANCIAL STATEMENTS — October 31, 2007 — (continued)

the current subadvisory agreement except for the date of execution and termination of the agreement and became effective upon the close of the Transaction.

On December 10, 2007 the Board approved a policy change in the Focused Technology Portfolio to provide for portfolio management solely by AIG SunAmerica in lieu of the Focused Technology Portfolio's current multi-manager strategy, and certain other corresponding changes, to become effective on February 1, 2008. Accordingly, effective February 1, 2008, BAMCO, Inc. ("BAMCO") and RCM Capital Management Inc. ("RCM") no longer serve as subadviser to the Focused Technology Portfolio.

At this same meeting, the Board approved an amendment to the Investment Advisory and Management Agreement between AIG SunAmerica and the Fund (the "Advisory Agreement"), pursuant to which the advisory fee payable under the Advisory Agreement with respect to the Focused Technology Portfolio will be decreased, effective February 1, 2008, from an annual rate of 1.25% of average daily net assets to an annual rate of 1.00% of average daily net assets. The Board also approved an amendment to the Expense Limitation Agreement between AIG SunAmerica and the Fund (the "ELA"), pursuant to which the contractual expense caps set forth in the ELA for the Focused Technology Portfolio's Class A, Class B and Class C shares will be lowered, effective February 1, 2008, from 1.97% to 1.88%, 2.62% to 2.53% and 2.62% to 2.53%, respectively. AIG SunAmerica has also agreed to waive its right to recoup payment under the ELA with respect to the Focused Technology Portfolio for a period of two years, effective February 1, 2008.

On December 10, 2007, the Board also approved a change in the number of securities the Focused Technology Portfolio is permitted to hold, effective February 1, 2008, from a total of up to 60 securities to between 30 and 50 securities.

Note 14.  Other Information

The matter related to AIG's settlement with the SEC and other governmental authorities that was reported in recent shareholder reports has been resolved. With respect to such matter, in September 2007, the SEC issued a permanent exemptive order (the "Order") pursuant to Section 9(c) of the 1940 Act, to AIG and certain affiliated persons of AIG, including AIG SunAmerica and SACS. The Order permits each entity to continue to provide advisory or distribution services to the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Series, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the eighteen portfolios constituting SunAmerica Focused Series, Inc.(hereafter referred to as the "Fund") at October 31, 2007, the results of each of their operations for the year or period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of SunAmerica Focused Dividend Strategy Portfolio for each of the periods ended on or before September 30, 2003 were audited by another independent registered public accounting firm whose report dated November 17, 2003 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Houston, Texas
December 18, 2007

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited)

The Board, including the Disinterested Directors approved the continuation of the Investment Advisory and Management Agreement between the Fund and AIG SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2008 at a meeting held on August 27, 2007. At this same meeting, the Board also approved the continuation of the Subadvisory Agreements, as amended,1 between AIG SunAmerica and Allegiant Asset Management Company ("Allegiant"), BAMCO, BlackRock Investment Management, Inc. ("BlackRock"), Deutsche Investment Management Americas, Inc. ("Deutsche"), Dreman Value Management L.L.C., ("Dreman"), Eagle Asset Management, Inc. ("Eagle"), Harris Associates, L.P. ("Harris"), Henderson Global Investors ("Henderson"), Janus Capital Management LLC ("Janus"), J.P. Morgan Investment Management Inc., ("J.P. Morgan"), Keeley Asset Management Corp. ("Keeley"), Kinetics Asset Management Corp. ("Kinetics"), Marsico Capital Management, LLC ("Marsico"), Navellier & Associates, Inc. ("Navellier"), Northern Trust Investments, N.A. ("Northern Trust"), Oberweis Asset Management, Inc. ("Oberweis"), RCM, Third Avenue Management, LLC ("Third Avenue"), Thornburg Investment Management, Inc. ("Thornburg") and TimesSquare Capital Management LLP ("TimesSquare") (each a "Subadviser" and collectively the "Subadvisers"). The following is a list of each Portfolio's respective subadvisers for which the Board approved the renewal of a Subadvisory Agreement.

Portfolio	Subadviser
Focused Large-Cap Growth Portfolio	BlackRock Navellier Marsico

Focused Small-Cap Growth Portfolio	BAMCO Deutsche Oberweis

Focused Technology Portfolio	BAMCO RCM

Focused Small-Cap Value Portfolio	Allegiant Dreman

Focused Growth Portfolio	Thornburg Janus

Focused International Equity Portfolio	Harris Henderson Marsico

Focused Value Portfolio	JP Morgan Third Avenue Northern Trust

Focused Growth and Income Portfolio	Marsico Thornburg

Focused Large-Cap Value Portfolio	Dreman BlackRock

At the meeting held on August 27, 2007, the Board, including the Disinterested Directors, also approved a new Subadvisory Agreement between AIG SunAmerica and Marsico with respect to the Focused International Equity Portfolio, Focused Growth and Income Portfolio and Focused Large-Cap Growth Portfolio. Approval of the new Subadvisory Agreement between AIG SunAmerica and Marisco with respect to the Focused International Equity

1The Subadvisory Agreements were amended in order to comply with the requirements of the exemptive rules relating to subadvisory affiliates (Rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the 1940 Act) so that the Portfolios can rely on these provisions. These provisions permit certain exemptions for transactions with subadvisory affiliates.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

Portfolio, Focused Growth and Income Portfolio and Focused Large-Cap Growth Portfolio was in response to the anticipated termination of the then existing Subadvisory Agreement ("current Subadvisory Agreement") between AIG SunAmerica and Marsico as a result of the announcement on July 14, 2007, that Thomas F. Marisco, the founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC ("Marsico Parent"), a company controlled by Mr. Marsico, entered into a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation ("BofA") (the "Transaction"). The Transaction, which was scheduled to be completed in the fourth quarter of 2007, would constitute a change in control of Marsico and result in the "assignment" of the prior Subadvisory Agreement, as that term is defined in the 1940 Act. In accordance with its terms, and as required by the 1940 Act, the prior Subadvisory Agreement would terminate on this date as a result of its assignment. Upon the termination of the prior Subadvisory Agreement, the new Subadvisory Agreement would become effective.2

Additionally, at a meeting held on October 1, 2007, the Board, including the Disinterested Directors, approved a Subadvisory Agreement between AIG SunAmerica and Janus with respect to the Focused Large-Cap Growth Portfolio. Janus replaced Navellier as subadviser to the portion of the Focused Large-Cap Growth Portfolio previously managed by Navellier, effective October 2, 2007.

In accordance with Section 15(c) of the 1940 Act, the Board requested and the Adviser and Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements and whether to approve the new Subadvisory Agreements between AIG SunAmerica and Marisco and AIG SunAmerica and Janus. In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements and whether to approve the new Subadvisory Agreements with Marsico and Janus, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by AIG SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that AIG SunAmerica would provide office space, accounting, legal, compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that AIG SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers.

In connection with the services provided by AIG SunAmerica, the Board analyzed the structure and duties of AIG SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of AIG SunAmerica and concluded, based on their experience and interaction with AIG SunAmerica, that: (i) AIG SunAmerica is able to retain quality portfolio managers and other personnel; (ii) AIG SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) AIG SunAmerica had been responsive to requests of the Board; and (iv) AIG SunAmerica had kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered AIG SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered AIG SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of July 31, 2007,

2On December 14, 2007, the Transaction was completed and the new Subadvisory Agreement became effective. Please refer to Note 13 of the Financial Statements for additional information.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

AIG SunAmerica managed, advised an/or administered approximately $56.2 billion in assets. The Board also considered AIG SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. Additionally, the Board considered AIG SunAmerica's compliance and regulatory history, and noted that with respect to AIG's settlement with the SEC and other governmental authorities, AIG SunAmerica applied for a permanent exemptive order granting relief from the provisions of Section 9(a) of the 1940 Act.3

The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portion of each Portfolio's assets it is allocated to manage. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Portfolios and concluded, based on their experience with each Subadviser, that: (i) each Subadviser is able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) each Subadviser had been responsive to requests of the Board and of AIG SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Prospectus. The Board also considered each Subadviser's code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as Subadvisers to the Funds. The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

With respect to the approval of the new Subadvisory Agreement between AIG SunAmerica and Marsico, the Board, including the Disinterested Directors, also heard a presentation from representatives from Marisco, including Thomas F. Marisco, and reviewed details of the Transaction. In evaluating the nature, quality and extent of the services to be provided by Marisco under the new Subadvisory Agreement, the Directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of Marisco and how it would affect the Portfolios, the ability of Marisco to perform its duties after the Transaction and any anticipated changes to the current investment practices and related services provided to the Portfolios. The Board noted that it was anticipated that the Transaction would not result in a change in the portfolio managers to the portion of each Fund's assets subadvised by Marsico. The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Marsico under the current Subadvisory Agreement and expected to be provided by Marisco under the new Subadvisory Agreement, and such services were reasonable and appropriate in relation to the subadvisory fee. The Board concluded that the quality of services to be provided by Marsico to the Portfolio after the Transaction should continue to be high.

With respect to the approval of the new Subadvisory Agreement with Janus at the October 1, 2007 meeting, the Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by Janus with respect to the Focused Large-Cap Growth Portfolio, which they noted would be the same services that Janus currently provides to certain other Portfolios. The Board also considered the factors noted above that they had previously evaluated at the August 27, 2007 meeting in the context of the annual continuation of the Subadvisory Agreement with Janus. In addition, the Board heard a presentation from representatives from Janus, including Ronald Sachs, the proposed portfolio manager for the Focused Large-Cap Growth Portfolio, and reviewed the other personnel that would be responsible for providing portfolio management services to the Portfolio. The Board concluded, based on the materials provided and their prior experience with Janus as a subadviser to other Portfolios,

3Please see Note 14 to the Financial Statements contained in this annual report for additional information regarding final resolution of this matter.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

that: (i) Janus was able to retain high quality portfolio managers and other investment personnel; (ii) Janus exhibited a high level of diligence and attention to detail in carrying out its responsibilities as Subadviser; and (iii) Janus was responsive to requests of the Board and of AIG SunAmerica. The Board concluded that the nature and extent of services to be provided by Janus under the new Subadvisory Agreement were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of AIG SunAmerica and the Subadvisers with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as determined by Lipper, Inc. ("Lipper") and to an appropriate index or combination of indices. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year.

In preparation for the August 27, 2007 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Portfolio's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended June 30, 2007. The Board also received a report prepared by AIG SunAmerica that detailed the Portfolios' performance for the three-month period ending June 30, 2007 as compared to each Portfolio's respective category as determined by Morningstar, Inc. ("Morningstar category") and in certain instances a Portfolio's broad based index.

With respect to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Asset Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Portfolio (collectively, the "Focused Strategy Portfolios") the Board considered the performance for the prior one-, two-, three- and four-year periods as well as the period since inception, through June 30, 2007. With respect to the Focused Equity Strategy Portfolio and the Focused Balanced Strategy Portfolio, the Board noted that while each Portfolio had performed in the fifth and fourth quintiles of their Peer Universes during the prior one- and two-year periods, respectively, each Portfolio was still performing in the third quintile since its inception. With respect to the Focused Multi-Asset Strategy Portfolio, the Board considered that it had performed in the third quintile of its Peer Universe for the prior one-year period, but that it continued to rank in the second quintile for each of the past two-, three- and four-year periods as well as for the period since inception. With respect to the Focused Fixed Income and Equity Strategy Portfolio, the Board considered that the Portfolio had consistently ranked in the third quintile of its Peer Universe for each period considered. On the Focused Fixed Income Strategy Portfolio, the Board considered that the Portfolio had ranked in the third, second and first quintile for each of the prior one-, two- and three-year periods, respectively, and that the Portfolio ranked in the third quintile since inception.

For the Focused Large-Cap Growth Portfolio the Board considered that while the Portfolio had ranked in the fifth quintile of its Peer Universe for the prior one-, two, three- and four-year periods, it still ranked in the first quintile for the period since inception. The Board noted that it was concerned with the Portfolio's performance and that each Subadviser had been underperforming over recent periods. As a result the Board requested that AIG SunAmerica report back to the Board at a future meeting with proposals for improving performance. The Board took note that over the short-term, Marsico had underperformed its Peer Universe with respect to the Focused Large-Cap Growth Portfolio and Focused Growth and Income Portfolio and received an explanation of the factors contributing to such short-term underperformance, as well as a summary of steps being taken as part of Marsico's strategy to improve its relative short-term performance. The Board further considered Marsico's long-term strong performance in managing money in the concentrated stock picking strategy used for the Portfolios and noted that despite the recent underperformance, Marsico was delivering satisfactory performance results consistent with the long-term investment strategies being pursued by the Portfolios.

In connection with its approval of the new Subadvisory Agreement between AIG SunAmerica and Marsico with respect to the Focused International Equity Portfolio, Focused Growth and Income Portfolio and Focused Large-Cap Growth Portfolio, the Board also reviewed a memorandum it had received from Marsico which stated that it anticipated the current portfolio management team would continue to manage the portion of each Portfolio's assets that

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

would be allocated to Marsico pursuant to the new Subadvisory Agreement. Based on this information, the Board considered that the quality of the investment advisory services which Marsico had been providing to the Portfolios was not anticipated to change as a result of the Transaction.

For the Focused Large-Cap Value Portfolio the Board considered that the Portfolio had ranked in the fifth quintile of its Peer Universe for the prior one-year period and in the fourth quintile for the prior three-year period but had shown improved performance recently. Specifically, the Board noted that BlackRock and Dreman had ranked in the first and second quartiles, respectively, of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, and that AIG SunAmerica had ranked in the fourth quartile for the same period with respect to the portion of the Portfolio's assets for which it retains portfolio management responsibilities.

For the Focused Growth Portfolio the Board considered that the Portfolio had ranked in the second quintile of its Peer Universe for the prior one- and three-year periods as well as since inception. Additionally, the Board noted that each of the Subadvisers and AIG SunAmerica, which retains portfolio management responsibilities with respect to a portion of the Portfolio's assets, ranked in either the first or second quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2007.

For the Focused Value Portfolio the Board considered that the Portfolio had ranked in the third-quintile of its Peer Universe for the one- and three-year periods and in the second and first quintile for the prior five- and ten-year periods, respectively. Additionally, the Board noted that both Northern Trust and Third Avenue had ranked in the first quartile of the Portfolio's Morningstar category and JP Morgan in the third quartile for the three-month period ending June 30, 2007.

For the Focused Mid-Cap Growth Portfolio the Board considered that the Portfolio had ranked in the second quintile of its Peer Universe for the prior one-year period and in the first quintile since inception. Additionally, the Board noted that Eagle and Munder had both ranked in the first quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, while TimesSquare's performance lagged, ranking in the fourth quartile for the same period.

For the Focused Mid-Cap Value Portfolio the Board considered that the Portfolio had ranked in the second quintile of its Peer Universe for the prior one-year period and in the first quintile since inception. Additionally, the Board noted that Reich & Tang and Kinetics had both ranked in the second quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, while Keeley ranked in the third quartile for the same period.

For the Focused Small-Cap Growth Portfolio the Board considered that while the Portfolio had ranked in the fifth and fourth quintile of its Peer Universe for the prior one- and two-year periods, respectively, it was still providing strong performance over longer periods, noting that it ranked in the second quintile for the prior three-, four- and five-year periods as well as the period since inception. The Board further considered that both Baron and Deutsche had ranked in the fourth quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, while Oberweis ranked in the first quartile for the same period.

For the Focused Small-Cap Value Portfolio the Board considered that the Portfolio ranked in the third quintile of its Peer Universe for the prior one- and five-year periods as well as the period since inception. Additionally, the Board considered that Dreman and Allegiant ranked in the first and third quartiles, respectively, of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, and that AIG SunAmerica ranked in the second quartile for the same period with respect to the portion of the Portfolio's assets for which it retains portfolio management responsibilities.

For the Focused Growth and Income Portfolio the Board considered that the Portfolio ranked in the first quintile of its Peer Universe for the prior one-, two, three- and five-year periods as well as since inception. Additionally, the Board noted that Marisco and AIG SunAmerica had both ranked in the fourth quartile of the Portfolio's Morningstar category for three-month period ending June 30, 2007, and that Thornburg had ranked in the first quartile for the same period.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

For the Focused International Equity Portfolio the Board considered that while the Portfolio ranked in the fourth quintile of its Peer Universe for the prior one-, two- and three-year periods it was still providing strong performance over longer periods, noting that the Portfolio ranked in the second quintile for the prior five-year period and in the first quintile for the period since inception. Additionally, the Board noted that Henderson had ranked in the first quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, while Marsico and Harris had ranked in the fourth and third quartiles, respectively, during the same period.

For the Focused Technology Portfolio the Board considered that the Portfolio ranked in the fourth quintile of its Peer Universe for the prior one- and two-year periods and in the third, second and first quintiles for each of the prior three-, four- and five-year periods, respectively. Additionally, the Board noted that both RCM and Baron ranked in the fourth quartile of the Portfolio's Morningstar category for the three-month period ending June 30, 2007, and that AIG SunAmerica had ranked in the first quartile for this same period with respect to the portion of the Portfolio's assets for which it retains portfolio management responsibilities.

For the Focused Dividend Strategy Portfolio the Board considered that the Portfolio ranked in the first quintile of its Peer Universe for the prior one- and two-year periods and in the third quintile for the period since inception. Additionally, the Board considered that the Portfolio had outperformed its index for the three-month period ending June 30, 2007.

In considering AIG SunAmerica's performance as investment adviser, the Board was provided with information regarding staffing levels of the Investments Department and AIG SunAmerica's processes for overseeing the Subadvisers. The Board noted that AIG SunAmerica had made significant enhancements to the Investments Department over the past few years in an effort to improve fund performance, including the hiring of additional analysts. The Board discussed its concerns regarding the performance of certain Portfolios with management of AIG SunAmerica. The Board noted that while AIG SunAmerica had recommended and the Board approved certain changes to subadvisers throughout the year in an effort to improve fund performance, certain Portfolios continued to underperform. Specifically, the Board noted that the underperformance of the Focused Large-Cap Growth Portfolio and Focused International Equity Portfolio were of particular concern. In light of these performance concerns, AIG SunAmerica agreed to a voluntary waiver of its management fee in the amount of 0.02% of average daily net assets with respect to the Focused Large-Cap Growth Portfolio and Focused International Equity Portfolio. The Board noted that the waivers may be discontinued at any time at the option of AIG SunAmerica although AIG SunAmerica anticipated removing the voluntary waiver only in the event of improved performance and after consulting with the Board. The Board noted that it would continue to monitor the performance of AIG SunAmerica and the Subadvisers closely.

In considering Janus's anticipated performance with respect to a portion of the Focused Large-Cap Growth Portfolio's assets at the October 1, 2007 meeting, the Board noted that another fund managed by Janus with a similar investment strategy has consistently outperformed its Morningstar category and its broad-based index over each of the prior one-, two- and three-year periods, although it acknowledged that past performance was not a guarantee of future results.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Funds to AIG SunAmerica pursuant to the Advisory Agreement and the fees paid by AIG SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by AIG SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by each Portfolio to AIG

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees; and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by AIG SunAmerica with respect to each class of the Portfolios, except Focused Large-Cap Growth Portfolio. The Board compared each Portfolio's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether AIG SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board also considered advisory fees received by AIG SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios. The Board noted the advisory fee paid by the Portfolios were reasonable as compared to the fees AIG SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by AIG SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Portfolio's Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that Peer Group information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by AIG SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by AIG SunAmerica and the amount of the management fees which it retained. The Board also considered advisory fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio or Portfolios for which they serve as Subadviser. The Board noted that the subadvisory fees paid by AIG SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser. With respect to the new Subadvisory Agreement with Marsico, the Board noted that the fees would remain the same as under the current Subadvisory Agreement.

In addition, the Board received and reviewed financial statements relating to AIG SunAmerica's financial condition and profitability with respect to the services it provided the Portfolios and considered how profit margins could affect AIG SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by AIG SunAmerica and its affiliates that provide services to the Portfolios. In particular, the Board considered the profitability of AIG SunAmerica under the Advisory Agreement, and considered the profitability of AIG SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Agreements. Additionally, the Board considered whether AIG SunAmerica, the Subadvisers and its affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of AIG SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by AIG SunAmerica and receives a fee payable by the qualifying shareholders.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Portfolios to date. Additionally, the Board also reviewed Marsico's pro forma balance sheet and other financial information and considered whether Marsico, upon the consummation of the Transaction, would have the financial resources necessary to continue to attract and retain highly-qualified investment management personnel, continue to perform its obligations under the new Subadvisory Agreement and continue to provide the high quality of services that it has provided under the current Subadvisory Agreement. The Board received and considered information relating to Marsico's current and projected profitability following consummation of the Transaction. The Board noted, among other things, Marsico's rep-

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (unaudited) — (continued)

resentations that it anticipated that key aspect of its financial condition, such as its revenue generation and operating expenses, are not expected to change greatly in the initial years following the completion of the Transaction.

The Board concluded that AIG SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Portfolios with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the AIG SunAmerica complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of AIG SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that, with the exception of the Focused Large-Cap Growth Portfolio, AIG SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers management of the Portfolio because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding AIG SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that AIG SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that they receive reports from AIG SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits AIG SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to AIG SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2008. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2007 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors

Jeffrey S. Burum DOB: February 27, 1963	Director	2004-	present	Founder and CEO of Southern California Development Corporation/National Housing Development Corporation (1992 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (1999 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to present).	42	None

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001-	present	Retired.	89	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001-	present	Retired.	90	Director, Boston Options Exchange (1985 to present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986-	present	Attorney, solo practitioner.	51	Director, North European Oil Royalty Trust.

Stephen J. Gutman DOB: May 10, 1943	Director	1986-	present	Senior Associate, Corcoran Group (Real Estate) (2003-present); President and Member of Managing Directors, Beau Brummel-Soho LLC (Licensing of menswear specialty retailing and other activities) (June 1988 to present)	51	None

William J. Shea DOB: February 9, 1948	Director	2004-	present	Managing Partner, DLB Capital, LLC (Private Equity) (2006-present) President and CEO, Conseco, Inc. (Financial Services) (2001-2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001)	51	Director, Boston Private Financial Holdings (October 2004 to present)

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2007 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Interested Director

Peter A. Harbeck(3) DOB: January 23, 1954	Director	1995-present	President, CEO and Director, AIG SunAmerica (August 1995 to present); Director, SACS (August 1993 to present) President and CEO, AIG Advisor Group, Inc. (June 2004 to present)	98	None

Officers

John T. Genoy* DOB: November 8, 1968	President	December 2007-present	Chief Financial Officer, AIG SunAmerica (April 2002 to present); Senior Vice President, AIG SunAmerica (June 2003 to present); Chief Operating Officer, AIG SunAmerica (July 2006 to present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002-present	Senior Vice President, AIG SunAmerica (December 2004 to Present); Vice President, AIG SunAmerica (1997 to December 2004); Assistant Treasurer (1993 to 2002)	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, AIG SunAmerica (June 2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (June 2004 to June 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC. (June 2002-June 2004; Counsel, Credit Suisse Asset Management, LLC (January 2000-June 2002).	N/A	N/A

*  On December 10, 2007, John T. Genoy was elected as President and chief executive officer of the Fund.

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2007 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
James Nichols DOB: April 7, 1966	Vice President	2006-	present	Director, President and CEO, SACS (July 2006 to present); Senior Vice President, SACS (March 2002 to July 2006); Vice President, AIG SunAmerica (1995 to March 2002)	N/A	N/A

Steven Schoepke DOB: August 28, 1950	Vice President	2001-	present	Vice President, AIG SunAmerica (November 1997 to present)	N/A	N/A

Cynthia Gibbons DOB: December 6, 1967	Vice President and Chief Compliance Officer	2002-	present	Vice President, AIG SunAmerica and Variable Annuity Life Insurance Company (August 2002 to present); Securities Compliance Manager, American General Investment Management, (June 2000 to August 2002).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-	present	Vice President and Deputy General Counsel, AIG SunAmerica (2001 to present); Vice President and Secretary, VALIC Company I and VALIC Company II (2000 to present); Formerly, Associate General Counsel, American General Corporation, (1997 to 2001).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002-	present	Vice President, AIG SunAmerica (2001 to present); Formerly, Vice President, American General Investment Management, L.P. (1999 to 2001).	N/A	N/A

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2007 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006-	present	CCO, AIG SunAmerica (2006 to present); Vice President, Credits Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" consists of all registered investment company portfolios for which AIG SunAmerica serves as investment adviser or administrator. At October 31, 2007, the "Fund Complex" includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), the Fund (18 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (32 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios), AIG Series Trust (5 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Advisor and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available; without charge by calling (800) 858-8850.

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2007. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in January 2008.

Portfolio	Net long-term capital gains
Focused Equity Strategy	$37,096,822
Focused Multi-Asset Strategy	45,134,521
Focused Balanced Strategy	16,763,298
Focused Fixed Income and Equity Strategy	1,572,863
Focused Fixed Income Strategy	—
Focused Large-Cap Growth	—
Focused Growth	—
Focused Mid-Cap Growth	523,988
Focused Small-Cap Growth	41,366,886
Focused Large-Cap Value	40,063,963
Focused Value	48,783,353
Focused Mid-Cap Value	953,703
Focused Small-Cap Value	11,753,696
Focused Growth and Income	13,812,170
Focused International Equity	29,949,123
Focused Technology	—
Focused Dividend Strategy	7,455,405
Focused StarALPHA	—

For the year ended October 31, 2007, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Equity Strategy	25.25%
Focused Multi-Asset Strategy	14.66
Focused Balanced Strategy	14.08
Focused Fixed Income and Equity Strategy	7.92
Focused Fixed Income Strategy	0.58
Focused Large-Cap Growth	—
Focused Growth	—
Focused Mid-Cap Growth	9.27
Focused Small-Cap Growth	7.87
Focused Large-Cap Value	40.52
Focused Value	67.47
Focused Mid-Cap Value	42.16
Focused Small-Cap Value	16.10
Focused Growth and Income	—
Focused International Equity	—
Focused Technology	—
Focused Dividend Strategy	34.14
Focused StarALPHA	—

The Focused International Equity Portfolio intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2007 was $771,471. The gross foreign source income for the information reporting is $6,451,466.

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited) ( continued))

For the year ended October 31, 2007, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Equity Strategy	$15,723,259
Focused Multi-Asset Strategy	15,982,041
Focused Balanced Strategy	14,716,700
Focused Fixed Income and Equity Strategy	2,092,734
Focused Fixed Income Strategy	872,339
Focused Large-Cap Growth	—
Focused Growth	—
Focused Mid-Cap Growth	2,397,847
Focused Small-Cap Growth	6,104,256
Focused Large-Cap Value	28,888,341
Focused Value	1,586,062
Focused Mid-Cap Value	2,223,212
Focused Small-Cap Value	15,571,387
Focused Growth and Income	—
Focused International Equity	16,572,509
Focused Technology	—
Focused Dividend Strategy	15,185,407
Focused StarALPHA	—

SunAmerica Focused Portfolios

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (unaudited)

The following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that the "inception" as used herein reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Portfolio which has been in existence the longest. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Equity Strategy Portfolio Class C returned 18.19% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which posted a total return of 14.53% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which gained 16.05% over the same period.*

The Portfolio continued to provide the building blocks of a comprehensive equity allocation, diversification of management, research styles and risk/return parameters as well as attention to style drift and stock overlap. Of course, the Portfolio was affected during the annual period by broad economic and market trends and by the results from its investments in the underlying SunAmerica funds.

Below, Steve Schoepke and Team, portfolio managers at AIG SunAmerica Asset Management Corp., discuss the Portfolio's performance over the annual period.

Equity markets both in the U.S. and overseas recorded above historical average performance for the 12 months ended October 31, 2007. Such strong annual performance was in large part the product of gains in the fourth quarter of 2006 and the second quarter of 2007 when the markets responded to a more accommodating interest rate stance by the U.S. Federal Reserve Board. Equity markets turned in somewhat surprising results in the face of a slowing U.S. economy—international economies, especially those of emerging markets, remained quite resilient—and an increasingly difficult credit environment. Another headwind during the period included volatile and rising energy and other commodity prices, which put pressure on consumer confidence and on corporate earnings growth rates. Indeed, corporate earnings fell to the single digits early in 2007 before rebounding somewhat. The bright spot through much of the annual period for the equity markets was fairly low, stable inflation combined with equity valuations that remained relatively attractive vis-à-vis other asset classes.

Focused Equity Strategy Portfolio's position in its underlying international equity mutual fund was a positive contributor to annual performance. International equity markets, as measured by the MSCI EAFE Index**, significantly outperformed U.S. equity markets, as measured by the Russell 3000 Index. Also to the benefit of the Portfolio's results, we increased its allocation to international equities during the 12 months, such that the Portfolio had approximately 20% of its overall net assets invested in the asset class as of September 30, 2007. An overweighted allocation to domestic large-cap equities through underlying mutual fund investments further boosted results, as U.S. large-cap stocks outperformed U.S. small-cap stocks for the annual period. Somewhat dampening Portfolio performance was the lack of sustainable equity market and sector trends, as we do not typically make tactical moves within the Focused Equity Strategy. It is important to note that the Portfolio's target allocations and underlying mutual fund selections are set by its prospectus.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Equity Strategy Portfolio Class C shares would be valued at $19,410. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $19,775.

	Class A		Class B		Class C††		Class I
Focused Equity Strategy Portfolio	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†
1 year return	12.13%	18.95%	14.20%	18.20%	17.19%	18.19%	19.02%	19.02%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	13.64%	100.55%	13.99%	94.01%	14.24%	94.10%	10.74%	45.70%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Equity Strategy Portfolio Class C returned 17.19% compared to 14.53% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Multi-Asset Strategy Portfolio Class C posted a double-digit gain of 15.62% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which posted a total return of 14.53% for the same period. The Portfolio also outpaced the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which gained 13.52% over the same period.*

The Portfolio continued to provide the opportunity to hold a broad range of 10 asset classes in a straight-forward, disciplined way to help reduce investment volatility and smooth out portfolio returns from year to year. Of course, the Portfolio was affected during the annual period by broad economic and market trends and by mixed results from its investments in the underlying allocation of SunAmerica funds.

Below, Steve Schoepke and Team, portfolio managers at AIG SunAmerica Asset Management Corp., discuss the Portfolio's performance over the annual period.

Equity markets both in the U.S. and overseas recorded above historical average performance for the 12 months ended October 31, 2007. Such strong annual performance was in large part the product of gains in the fourth quarter of 2006 and the second quarter of 2007 when the markets responded to a more accommodating interest rate stance by the U.S. Federal Reserve Board. Equity markets turned in somewhat surprising results in the face of a slowing U.S. economy—international economies, especially those of emerging markets, remained quite resilient—and an increasingly difficult credit environment. Another headwind during the period included volatile and rising energy and other commodity prices, which put pressure on consumer confidence and on corporate earnings growth rates. Indeed, corporate earnings fell to the single digits early in 2007 before rebounding somewhat. The bright spot through much of the annual period for the equity markets was fairly low, stable inflation combined with equity valuations that remained relatively attractive vis-à-vis other asset classes.

Annual performance for the fixed income market was in line with historical bond returns in spite of a broad fixed income market sell-off during the second quarter of 2007. Major developments within the fixed income market included a widening of spreads, i.e. a growing difference in yields between non-Treasury securities and equivalent-duration U.S. Treasuries. Also, moves by the U.S. Federal Reserve Board to a more accommodating interest rate stance affected the markets. Making the most headlines was the Federal Reserve Board's cuts in the targeted federal funds rate, as well as in the discount rate, toward the end of the fiscal year as growing and more "urgent" credit and liquidity problems arose from subprime mortgage difficulties. At the same time, concerns over the possibility of a U.S. economic recession increased, prompting a renewed flight-to-quality, particularly U.S. government-issued securities, including Treasuries.

Focused Multi-Asset Strategy Portfolio's performance benefited from the fact that the investment approach of its underlying equity mutual funds emphasizes stocks of higher quality, fundamentally strong companies. These were the kinds of stocks that equity investors increasingly favored during the last months of the fiscal year. Within its equity allocation, the Portfolio's position in its underlying international equity mutual fund helped its relative results. International equity markets, as measured by the MSCI EAFE Index**, significantly outperformed U.S. equity markets, as measured by the Russell 3000 Index. An allocation in domestic large-cap equities through underlying mutual fund investments further boosted results, as U.S. large-cap stocks outperformed U.S. small-cap stocks for the annual period.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

In addition, the Portfolio established a policy target allocation of 10% in a new underlying mutual fund, Focused StarALPHA Portfolio. This position replaced the Portfolio's underlying mutual fund allocation to the Focused Growth and Income Portfolio. The change boosted Portfolio results, as Focused StarALPHA Portfolio had an overweighted allocation to growth stocks, which generally outpaced value securities across all capitalizations during the period. Also, Focused StarALPHA Portfolio provides the Focused Multi-Asset Strategy Portfolio with the flexibility to cover a broader range of equity asset classes—Focused StarALPHA Portfolio allows its portfolio managers to choose their favorite stocks without regard to investment style or market capitalization. On the other hand, the Portfolio's mandated allocation of approximately 20% to the fixed income asset class limited its upside potential relative to the all-equity Russell 3000 Index benchmark. Fixed income securities, as an asset class, substantially lagged equities for the period. It is important to note that the Portfolio's target allocations and underlying mutual fund selections are set by its prospectus.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class C shares would be valued at $18,209. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $19,775

	Class A		Class B		Class C††
Focused Multi-Asset Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	9.61%	16.31%	11.56%	15.56%	14.62%	15.62%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	12.18%	88.01%	12.53%	82.01%	12.79%	82.09%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Multi-Asset Strategy Portfolio Class C returned 14.62% compared to 14.53% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Balanced Strategy Portfolio Class C returned 13.35% (before maximum sales charge) for the 12 months ended October 31, 2007. This underperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which posted a total return of 14.53% for the same period. The Portfolio also modestly underperformed the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which advanced 13.52% over the same period.*

The Portfolio was affected during the annual period by broad economic and market trends and by mixed results from its investments in the underlying of SunAmerica funds. It continued to provide diversification of management research styles and risk/return parameters as well as attention to style drift.

Below, Steve Schoepke and Team, portfolio managers at AIG SunAmerica Asset Management Corp., discuss the Portfolio's performance over the annual period.

Equity markets both in the U.S. and overseas recorded above historical average performance for the 12 months ended October 31, 2007. Such strong annual performance was in large part the product of gains in the fourth quarter of 2006 and the second quarter of 2007 when the markets responded to a more accommodating interest rate stance by the U.S. Federal Reserve Board. Equity markets turned in somewhat surprising results in the face of a slowing U.S. economy—international economies, especially those of emerging markets, remained quite resilient—and an increasingly difficult credit environment. Another headwind during the period included volatile and rising energy and other commodity prices, which put pressure on consumer confidence and on corporate earnings growth rates. Indeed, corporate earnings fell to the single digits early in 2007 before rebounding somewhat. The bright spot through much of the annual period for the equity markets was fairly low, stable inflation combined with equity valuations that remained relatively attractive vis-à-vis other asset classes.

Annual performance for the fixed income market was in line with historical bond returns in spite of a broad fixed income market sell-off during the second quarter of 2007. Major developments within the fixed income market included a widening of spreads, i.e. a growing difference in yields between non-Treasury securities and equivalent-duration U.S. Treasuries. Also, moves by the U.S. Federal Reserve Board to a more accommodating interest rate stance affected the markets. Making the most headlines was the Federal Reserve Board's cuts in the targeted federal funds rate, as well as in the discount rate, toward the end of the fiscal year as growing and more "urgent" credit and liquidity problems arose from subprime mortgage difficulties. At the same time, concerns over the possibility of a U.S. economic recession increased, prompting a renewed flight to quality toward U.S. government-issued securities, including Treasuries.

While the Focused Balanced Strategy Portfolio produced solid double-digit absolute gains, its fixed income allocation—approximately 40% of its overall net assets as of September 30, 2007—limited its relative upside potential compared to the all-equity Russell 3000 Index benchmark. Fixed income securities, as an asset class, lagged equities for the period. Benefiting the Portfolio's performance was its overweighted allocation to equities—including non-U.S. stocks—through the second quarter of 2007. Also, within its equity allocation, the Portfolio's overweighted position in its underlying international equity mutual fund helped its relative results. International equity markets, as measured by the MSCI EAFE Index**, significantly outperformed U.S. equity markets, as measured by the Russell 3000 Index. It is important to note that the Portfolio's target allocations and underlying mutual fund selections are set by its prospectus.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Balanced Strategy Portfolio Class C shares would be valued at $16,566. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $19,775

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†
1 year return	7.53%	14.09%	9.37%	13.37%	12.35%	13.35%	14.16%	14.16%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	10.05%	70.90%	10.36%	65.42%	10.67%	65.66%	8.39%	34.61%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Balanced Strategy Portfolio Class C returned 12.35% compared to 14.53% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Fixed Income and Equity Strategy Portfolio Class C returned 8.55% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which posted a total return of 5.38% for the same period. The Portfolio also outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds category, representing its peer group, which gained 7.67% over the same period.*

The Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift. Of course, the Portfolio was affected somewhat during the annual period by broad economic and market trends and by mixed results from its investments in the underlying SunAmerica funds.

Below, Steve Schoepke and Team, portfolio managers at AIG SunAmerica Asset Management Corp., discuss the Portfolio's performance over the annual period.

Equity markets both in the U.S. and overseas recorded above historical average performance for the 12 months ended October 31, 2007. Such strong annual performance was in large part the product of gains in the fourth quarter of 2006 and the second quarter of 2007 when the markets responded to a more accommodating interest rate stance by the U.S. Federal Reserve Board. Equity markets turned in somewhat surprising results in the face of a slowing U.S. economy—international economies, especially those of emerging markets, remained quite resilient—and an increasingly difficult credit environment. Another headwind during the period included volatile and rising energy and other commodity prices, which put pressure on consumer confidence and on corporate earnings growth rates. Indeed, corporate earnings fell to the single digits early in 2007 before rebounding somewhat. The bright spot through much of the annual period for the equity markets was fairly low, stable inflation combined with equity valuations that remained relatively attractive vis-à-vis other asset classes.

Annual performance for the fixed income market was in line with historical bond returns in spite of a broad fixed income market sell-off during the second quarter of 2007. Major developments within the fixed income market included a widening of spreads, i.e. a growing difference in yields between non-Treasury securities and equivalent-duration U.S. Treasuries. Also, moves by the U.S. Federal Reserve Board to a more accommodating interest rate stance affected the markets. Making the most headlines was the Federal Reserve Board's cuts in the targeted federal funds rate, as well as in the discount rate, toward the end of the fiscal year as growing and more "urgent" credit and liquidity problems arose from subprime mortgage difficulties. At the same time, concerns over the possibility of a U.S. economic recession increased, prompting a renewed flight to quality toward U.S. government-issued securities, including Treasuries.

Focused Fixed Income and Equity Strategy Portfolio benefited in relative terms from having an equity exposure. The Portfolio uses a pure fixed income benchmark, and stocks significantly outpaced fixed income securities during the annual period. As of September 30, 2007, the Portfolio had a U.S. equity allocation of 30% of overall net assets and a non-U.S. stock policy target of 5%. Within equities, an allocation to international equities through underlying mutual funds investments contributed to the Portfolio's returns most, as international equity markets, as measured by the MSCI EAFE Index**, significantly outperformed U.S. equity markets, as measured by the Russell 3000 Index. Within its underlying fixed income mutual fund investments, the Portfolio's overweighted allocation to higher quality U.S. government bonds, including GNMA securities, particularly helped its relative results as credit market disruptions and the flight-to-quality grew. It is important to note that the Portfolio's target allocations and underlying mutual fund selections are set by its prospectus.

*  The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Fixed Income and Equity Strategy Portfolio Class C shares would be valued at $13,997. The same amount invested in securities mirroring the performance of the Lehman Brothers U.S. Aggregate Bond Index would be valued at $12,339.

	Class A		Class B		Class C††
Focused Fixed Income and Equity Strategy Portfolio	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†
1 year return	3.02%	9.28%	4.55%	8.55%	7.55%	8.55%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	6.43%	44.71%	6.67%	39.97%	6.98%	39.97%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 07/06/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

@  Returns of Class C shares have replaced the returns of Class A shares in the Graph because Class C currently has the largest amount of net assets of any Class of the Portfolio.

For the 12 month period ended October 31, 2007, the Focused Fixed Income and Equity Strategy Portfolio Class C returned 7.55% compared to 5.38% for the Lehman Brothers U.S. Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Fixed Income Strategy Portfolio Class C returned 5.78% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's broad based benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which posted a total return of 5.38% for the same period. The Portfolio also outperformed the Lipper General Bond Funds category, representing its peer group, which advanced 5.11% over the same period.*

The Portfolio's absolute returns were affected somewhat during the annual period by broad economic and market trends. However, the Portfolio's relative returns were strong based on the results from its investments in the underlying SunAmerica funds. Throughout, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, Steve Schoepke and Team, portfolio managers at AIG SunAmerica Asset Management Corp., discuss the Portfolio's performance over the annual period.

Annual performance for the fixed income market was in line with historical bond returns in spite of a broad fixed income market sell-off during the second quarter of 2007. Major developments within the fixed income market included a widening of spreads, i.e. a growing difference in yields between non-Treasury securities and equivalent-duration U.S. Treasuries. Also, moves by the U.S. Federal Reserve Board to a more accommodating interest rate stance affected the markets. Making the most headlines was the Federal Reserve Board's two cuts in the targeted federal funds rate within six weeks at the end of the fiscal year in the face of growing and more "urgent" credit and liquidity problems arising from subprime mortgage difficulties. At the same time, concerns over the possibility of a U.S. economic recession increased, prompting a renewed flight to quality toward U.S. government-issued securities, including Treasuries.

Anticipated credit market concerns, especially during the second half of the fiscal year, led us to increase Focused Fixed Income Strategy Portfolio's allocation to higher quality securities in general and to U.S. government bonds in particular. Also, as spreads widened, we underweighted the Portfolio's exposure to high yield corporate bonds. Each of these shifts among underlying mutual fund investments benefited the Portfolio's relative results. Further, as equities significantly outpaced fixed income securities during the annual period, the Portfolio's underlying equity mutual fund investment exposure helped its relative performance as compared with its pure fixed income benchmark. As of September 30, 2007, the Portfolio's investment mandate provides for an 11% position in equities with no style or capitalization restrictions. It is important to note that the Portfolio's target allocations and underlying mutual fund selections are set by its prospectus.

*  The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Fixed Income Strategy Portfolio Class C shares would be valued at $12,749. The same amount invested in securities mirroring the performance of the Lehman Brothers U.S. Aggregate Bond Index would be valued at $12,339.

	Class A		Class B		Class C††
Focused Fixed Income Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	0.27%	6.38%	1.69%	5.69%	4.78%	5.78%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.42%	31.60%	4.66%	27.46%	5.00%	27.49%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Fixed Income Strategy Portfolio Class C returned 4.78% compared to 5.38% for the Lehman Brothers U.S. Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investmentwill fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Large-Cap Growth Portfolio Class A returned 22.87% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's benchmark, the Russell 1000 Growth Index, which posted a total return of 19.23% for the same period. The Portfolio also outperformed the Lipper Large-Cap Growth Funds category, representing its peer group, which gained 21.72% over the same period.*

Equity markets were not without their ups and downs this past fiscal year, as resurging volatility became one of the headline stories of the period, but the overall direction of stock prices was in a positive direction. Indeed, for the annual period, stocks significantly outpaced bonds and cash. That said, while the equity market overall registered sizable gains for the period, the advances were not broadly based. For example, energy stocks surged, while financials generally struggled. From a capitalization and quality perspective, high quality, large-cap stocks outperformed small-cap stocks. Across the capitalization spectrum, the growth style of investing outpaced value. Factors that impacted the equity markets over the period included slowing economic growth in the U.S. led by the sluggish housing market, still-strong economic growth internationally, a weakening U.S. dollar, credit and liquidity issues amidst subprime mortgage turmoil, and, toward the end of the period, U.S. Federal Reserve Board interest rate cuts.

For the Portfolio as a whole, overweighted positions in energy and materials helped relative performance as did an underweighted exposure to consumer goods. Casino hotel Las Vegas Sands, fast-food restaurant giant McDonald's, computer manufacturer Apple, and chemicals producer Potash Corp. of Saskatchewan were the best-performing individual stock holdings in the Portfolio. The Portfolio's performance also benefited from the fact that its investment approach emphasizes stocks of higher-quality, fundamentally strong growth companies. These were the kinds of stocks that equity investors increasingly favored during the last months of the fiscal year. Detracting somewhat from Portfolio returns were holdings in pharmaceutical manufacturers Genentech and Forest Laboratories.

Below, Robert C. Doll Jr. and Team, portfolio managers at BlackRock Investment Management, LLC,, discuss their portion of the Portfolio's performance over the period from December 18, 2006, when they assumed management of one sleeve of the Portfolio, through October 31, 2007.

Since we assumed management in mid-December, our portion of the Portfolio benefited from sector allocation overall. Overweighted positions in the energy and information technology sectors compared to the Russell 1000 Growth Index and complete avoidance of the financials and consumer staples sectors especially helped.

At the stock level, selections within the health care and information technology sectors contributed to results. So, too, did a position in the strongly-performing energy major ExxonMobil. However, these positives were more than offset by the detracting effect of stock selection within the consumer discretionary sector. Specifically, positions in Kohl's, Nordstrom and Harley Davidson disappointed. We have since decreased our portion of the Portfolio's exposure to the consumer discretionary sector. Elsewhere, our weighting in oil refiner Valero Energy detracted.

From a broader perspective, late July and early August were particularly challenging for equity investors. The main cause of the August market turmoil was the selling pressure on some stocks from the many large quantitative, model-driven, multi-strategy, highly-leveraged funds that experienced losses across many of their strategies and who were forced to raise cash and de-lever in order to fund investor withdrawals. It is important to remember that the investment strategy BlackRock uses in the Focused Large-Cap Growth Portfolio is not a purely quantitative strategy—rather it is a blend of quantitative and fundamental approaches. That said, our process is biased enough to the quantitative side that our portion of the Portfolio was not completely shielded from the extreme exogenous events of July and August.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Large-Cap Growth Portfolio Class A shares would be valued at $17,142. The same amount invested in securities mirroring the performance of the Russell 1000 Growth Index would be valued at $13,043.

	Class A		Class B		Class C††		Class Z
Focused Large-Cap Growth Portfolio	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†
1 year return	15.81%	22.87%	18.00%	22.00%	21.05%	22.05%	23.60%	23.60%
5 year return	10.15%	72.04%	10.45%	66.37%	10.74%	66.53%	12.12%	77.17%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	5.90%	81.84%	5.97%	72.45%	5.88%	71.01%	3.23%	30.24%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class Z 07/07/99.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Large-Cap Growth Portfolio Class A returned 15.81% compared to 19.23% for the Russell 1000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Growth Portfolio* Class A returned 28.18% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's benchmark, the Russell 3000 Growth Index, which posted a total return of 19.00% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which gained 24.00% over the same period.**

The annual period was a particularly volatile one, as the magnitude of the impact of subprime mortgage loans and derivative securities on the broader financial system and the economy as a whole became increasingly evident. Other factors affecting the U.S. equity market during the annual period were an ongoing slowdown in the housing market, rising energy and other commodity prices and, toward the end of the period, U.S. Federal Reserve Board easing. The absolute return of the Portfolio benefited from the fact that growth stocks significantly outperformed value stocks across all capitalization segments of the equity market.

For the Portfolio as a whole, overweighted allocations to health care and computer hardware helped its relative results most. In particular, sizable positions in computer hardware manufacturer Apple and surgical products manufacturer Intuitive Surgical contributed to the Portfolio's return. Detracting somewhat from results were underweighted exposures to the strongly-performing materials and business services areas. Disappointing individual stock holdings included Nuvelo of health care and NutriSystem and MoneyGram International, each of consumer services.

Below, Alex Motola and Team, portfolio managers at Thornburg Investment Management, discuss their portion of the Portfolio's performance over the period from November 18, 2006, when they assumed management of a portion of the Portfolio, through October 31, 2007.

Our portion of the Portfolio benefited most during the annual period from stock selection in the consumer discretionary sector, from an overweighted position in the energy sector and from an underweighted position in the consumer staples sector. Also helping results was the fact that we steered clear in our portion of the Portfolio of interest rate and credit-sensitive financials and housing stocks during the second half of the fiscal year, when the credit crisis really took hold. From an individual stock perspective, Wynn Resorts, Equinix, Cytyc and CME Group were the best-performing holdings in our portion of the Portfolio. Wynn Resorts benefited from a robust market in Las Vegas. Cytyc's shares rose after its merger with Hologic, a merger that has created synergies in women's health care, including the areas of breast cancer diagnosis and treatment and cervical cancer screening. Equinix and CME Group performed well based on positive earnings reports. To a lesser extent, briefly-held exposure to Austria through Verbund, China through Focus Media Holdings, and Denmark through Carlsberg boosted our portion of the Portfolio's results.

Offsetting these positives were the detracting effects of an overweighted allocation to telecommunications and poor stock selection in financials and information technology. Nuvelo, CB Richard Ellis, Wyndham Worldwide and SXC Health Solutions each posted negative returns. Nuvelo sold off as a blood-thinning drug in the midst of development unexpectedly failed in late-stage trials. CB Richard Ellis, although exposed to commercial and not residential real estate, lost ground as housing-related stocks came under pressure. Wyndham Worldwide struggled amidst a challenging vacation rental environment. Among SXC Health's tribulations was a slower-than-expected rollout with some major clients. We sold the Portfolio's position in SXC Health by the end of the period. To a more modest degree, country exposure in the United Kingdom through Amdocs, Japan through Japan Securities Finance, and Italy through Nice S.p.A. also hurt our portion of the Portfolio's results.

*  On November 21, 2006, the name of the Focused Multi-Cap Growth Portfolio was changed to the Focused Growth Portfolio.

**  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 3000 Index is a comprehensive large-cap index measuring the performance of the 3,000 largest U.S companies based on total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Growth Portfolio Class A shares would be valued at $25,190. The same amount invested in securities mirroring the performance of the Russell 3000 Growth Index would be valued at $15,906.

	Class A		Class B		Class C††
Focused Growth Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	20.83%	28.18%	23.32%	27.32%	26.37%	27.37%
5 year return	16.95%	132.06%	17.36%	124.61%	17.57%	124.61%
10 year return	9.68%	167.27%	9.75%	153.57%	9.61%	150.33%
Since Inception*	11.22%	239.97%	11.29%	222.46%	10.71%	195.60%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/19/96; Class B 11/19/96; Class C 03/06/97

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Growth Portfolio Class A returned 20.83% compared to 19.00% for the Russell 3000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Mid-Cap Growth Portfolio Class A returned 25.65% (before maximum sales charge) for the 12 months ended October 31, 2007. This significantly outperformed the Portfolio's benchmark, the Russell Midcap Growth Index, which posted a total return of 19.72% for the same period. The Portfolio modestly underperformed the Lipper Mid-Cap Growth Funds category, representing its peer group, which advanced 26.07% over the same period.*

Mid-cap growth stocks, as measured by the Russell Midcap Growth Index, was the best-performing segment of the U.S. equity market for the 12-month period. The broad rally of the fourth quarter of 2006 capped off a solid calendar year for equity markets. The first quarter of 2007 witnessed increased volatility in the market, due in part to rising energy costs and in part to mounting fears that troubles in the subprime mortgage market could spill over into other parts of the economy. During the second calendar quarter, the strong tailwinds of a continued favorable rate environment and a spate of merger and acquisition activity drove positive performance. Then, during the third calendar quarter, the subprime mortgage troubles that had been escalating for more than a year came to the forefront and caused a market sell-off and a level of volatility that only began to taper off toward the middle of September when the Federal Reserve Board (the "Fed") finally cut the targeted federal funds rate. The Fed cut interest rates again on October 31, 2007, helping the equity markets maintain their rally for the month, despite the fact that crude oil prices jumped past $94 per barrel.

For the Portfolio as a whole, overweighted positions in the materials and telecommunications sectors had a positive effect on relative results. Also, the Portfolio's emphasis on fundamentally strong companies helped, especially as the equity market moved to a higher quality tilt in the latter part of the fiscal year. Among individual stocks, business services company McDermott International and telecommunications company CommScope were the biggest positive contributors to Portfolio performance. On the other hand, underweighted exposure to consumer services and energy hindered performance, as these areas produced positive returns. Disappointing individual holdings included Pool Corp. and Amdocs, each of business services, and real estate investment trust CapitalSource.

Below, Bert L. Boksen and Team, portfolio managers at Eagle Asset Management Inc., discuss their portion of the Portfolio's performance over the annual period.

Our portion of the Portfolio's performance compared to the Russell Midcap Growth Index benefited from effective stock selection. Top performers in our portion of the Portfolio were Freeport-McMoRan Copper & Gold, CF Industries and Agrium. Freeport-McMoRan Copper & Gold explores and mines for copper, gold and silver byproducts. We became interested in the stock after noticing significant insider buying of company shares by several board members. Also, we believed that with the global economy experiencing solid growth, demand and pricing for copper would be strong. CF Industries and Agrium are both fertilizer producers. Corn is the primary raw material in the production of ethanol, and corn acreage is expected to increase dramatically over the next few years to meet demand for ethanol. Recent strength in corn prices has made it attractive for farmers to fertilize more heavily to lessen the need to rotate between crops. The biggest laggards for the fiscal year in our portion of the Portfolio were baby apparel manufacturer Carter's, offshore drilling services provider ENSCO International and meat processor Smithfield Foods.

*  The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Mid-Cap Growth Portfolio Class A shares would be valued at $13,619. The same amount invested in securities mirroring the performance of the Russell Mid Cap Growth Index would be valued at $13,300.

	Class A		Class B		Class C††
Focused Mid-Cap Growth Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	18.40%	25.65%	20.82%	24.82%	23.81%	24.81%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	14.74%	44.47%	15.90%	42.32%	17.04%	42.40%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 08/03/05; Class B 08/03/05; Class C 08/03/05.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

For the period ended October 31, 2007, the Focused Mid-Cap Growth Portfolio Class A returned 18.40% compared to 19.72% for the Russell Mid-Cap Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Small-Cap Growth Portfolio Class A produced solid double-digit gains with a return of 21.95% (before maximum sales charge) for the 12 months ended October 31, 2007. The Portfolio outperformed its broad-based benchmark, the Russell 2000 Growth Index, which posted a total return of 16.73% for the same period. The Portfolio also outperformed the Lipper Small-Cap Growth Funds category, representing its peer group, which advanced 20.37% over the same period.*

Corporate earnings continued to grow during the 12 months ended October 31, 2007, although at a slower rate than in calendar year 2006. Sustained above-average oil prices and a slowing housing market also contributed to more subdued U.S. economic growth. Subprime mortgage borrowers proved less able to make their higher mortgage payments, leading to higher levels of mortgage defaults and the collapse of several fixed income hedge funds beginning in July 2007. Despite all of these disruptive events, equity markets strongly appreciated during the fiscal year, and particularly so for small-cap growth stocks. Indeed, within the small-cap sector, growth stocks significantly outpaced their value counterparts, with the magnitude of outperformance accelerating in the third calendar quarter of 2007. Small-cap growth stocks overall also outperformed both large-cap and mid-cap stocks as a whole for the annual period. Equity valuations within this market segment were below average at the beginning of 2007, reflecting consensus investor expectations that economic growth would be muted. In reality, the global macroeconomic environment was somewhat stronger than expected and stock prices appreciated. Such a backdrop benefited the Portfolio's performance.

For the Portfolio as a whole, overweighted positions in health care and consumer services positively contributed the most to its relative results. Also, the Portfolio's emphasis on fundamentally strong companies helped, especially as the equity market moved to a high quality tilt, particularly among growth stocks, in the latter part of the fiscal year. On an individual stock basis, positions in Wynne Resorts of the consumer services group and Intuitive Surgical of the health care area boosted the Portfolio's returns most. Detracting from the Portfolio's results were underweighted allocations to the strongly-performing materials and computer software groups. Positions in NutriSystem of the consumer services area and in Heelys and Select Comfort, each of the consumer goods area, disappointed.

Below, James W. Oberweis and Team, portfolio managers at Oberweis Asset Management, discuss their portion of the Portfolio's performance over the annual period.

Consumer discretionary and health care holdings contributed most to our portion of the Portfolio's performance, with stock selection in each of these sectors adding value relative to the Russell 2000 Growth Index. Individual stock contributors to our portion of the Portfolio's performance included information technology services company Baidu.com, surgical products supplier Intuitive Surgical and digital marketing services provider aQuantive. aQuantive was acquired by Microsoft in June 2007.

Individual detractors during the annual period included sports-inspired footwear manufacturer Heelys, weight management program company NutriSystem and specialty electronics provider to the communications services industry Acme Packet. We sold the Portfolio's position in Heelys by the end of the fiscal year.

*  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Small-Cap Growth Portfolio Class A shares would be valued at $25,010. The same amount invested in securities mirroring the performance of the Russell 2000 Growth Index would be valued at $16,435.

	Class A		Class B		Class C††		Class I
Focused Small-Cap Growth Portfolio	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†	Annual Return	Average Cumulative Return†
1 year return	14.96%	21.95%	17.13%	21.13%	20.07%	21.07%	21.96%	21.96%
5 year return	19.52%	143.86%	18.74%	136.04%	18.73%	135.94%	19.64%	145.08%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	10.45%	165.36%	9.82%	150.76%	9.65%	147.11%	4.20%	35.12%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 01/06/98; Class B 01/06/98; Class C 01/06/98; Class I 07/10/00.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Small-Cap Growth Portfolio Class A returned 14.96% compared to 16.73% for the Russell 2000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Large-Cap Value Portfolio Class A gained 11.64% (before maximum sales charge) for the 12 months ended October 31, 2007. The Portfolio outperformed its benchmark, the Russell 1000 Value Index, which posted a total return of 10.83%, but lagged the Lipper Large-Cap Value Funds category, representing its peer group, which advanced 12.21%, over the same period.*

The first half of the fiscal year was marked by a steady growth economy and relatively low volatility within the U.S. equity market. However, this backdrop was to shift sharply as the housing slowdown and troubles in the subprime mortgage market took hold during the summer of 2007. At that point, the credit market took a turn for the worse, which, in turn, negatively affected the financial services sector and the broader equity market. Following two interest rate cuts by the Federal Reserve Board—in mid-September and at the end of October, the equity market appeared to stabilize somewhat toward the end of the annual period. Large-cap company stocks overall outpaced their small-cap counterparts, but growth stocks significantly outperformed value stocks for the 12 months, as measured by the Russell indices.

For the Portfolio as a whole, overweighted positions in business services and energy and an underweighted exposure to financial services contributed the most to performance. Business and information technology services bellwether IBM and energy companies ConocoPhillips, Chevron and Marathon Oil were the best-performing individual stock holdings in the Portfolio. The Portfolio's performance also benefited from the fact that its investment approach emphasizes stocks of higher quality, fundamentally strong companies. These were the kinds of stocks that equity investors increasingly favored during the last months of the fiscal year. Detracting somewhat from Portfolio returns were holdings in finance company Freddie Mac and telecommunications company Qwest Communications International.

Below, David Dreman and Team, portfolio managers at Dreman Value Management, LLC, discuss their portion of the Portfolio's performance over the annual period.

Despite dramatic turbulence in the equity market overall, an overweighted position in the strongly-performing energy sector coupled with an underweighted exposure to the laggard financial services sector enabled our portion of the Portfolio to perform well against the Russell 1000 Value Index. Also boosting results was effective stock selection within the energy sector. Portfolio holdings ConocoPhillips, Apache and Anadarko Petroleum generated particularly strong returns. Despite having a prudently underweighted allocation to financial services, stock selection was weakest in this sector, as the credit/liquidity crunch sent most financial-related stocks downward. Positions in Washington Mutual and Freddie Mac lost value. Our portion of the Portfolio did not own any specific subprime mortgage lenders.

*  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Large-Cap Value Portfolio Class A shares would be valued at $18,609. The same amount invested in securities mirroring the performance of the Russell 1000 Value Index would be valued at $23,920.

	Class A		Class B		Class C††
Focused Large-Cap Value Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	5.23%	11.64%	6.99%	10.91%	9.97%	10.95%
5 year return	12.98%	95.34%	13.30%	88.70%	13.54%	88.73%
10 year return	6.41%	97.39%	6.47%	87.17%	6.34%	84.93%
Since Inception*	5.82%	87.29%	5.88%	77.59%	5.76%	75.46%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Large-Cap Value Portfolio Class A returned 5.23% compared to 10.83% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Value* Portfolio Class A produced a strong double-digit gain of 21.99% (before maximum sales charge) for the 12 months ended October 31, 2007. The Portfolio significantly outpaced its benchmark, the Russell 1000 Value Index, which posted a total return of 10.83%, and the Lipper Multi-Cap Value Funds category, representing its peer group, which rose 10.92%, over the same period.**

In general, the U.S. equity market held up reasonably well over the annual period as a whole, despite climbing oil prices, a weakening U.S. dollar and lingering geopolitical risk. Overseas, growth prospects remained generally bright, especially in select emerging Asian markets. The major exception to this scenario was the summer of 2007 when the U.S. equity market in particular experienced a real credit crisis. This credit crunch was most severe for those companies that require access to the capital markets on a regular basis.

Growth stocks outperformed value stocks for the annual period across all market capitalizations. Despite this, the Portfolio's multi-cap value strategy offered investors strong absolute and relative returns. For the 12 months ended October 31, 2007, mid-cap stocks were the best-performing equity market sector, followed closely by large-cap stocks and then, at some distance, by small-cap stocks.

For the Portfolio as a whole, exposure to non-U.S. holdings, especially in Asia, helped relative results, as international equities outperformed U.S. stocks for the annual period. For example, positions in South Korean steel maker POSCO and Hong Kong property company Hang Lung Properties added value to the Portfolio's performance. Overweighted allocations to the materials and telecommunications sectors also contributed positively to the Portfolio's return. Detracting modestly from results was an underweight position in energy stocks and individual holdings in consumer goods companies The New York Times and Home Depot and telecommunications giant AT&T. An allocation to cash also hurt, as equities outperformed cash investments for the 12-month period.

Below, Ian Lapey and Team, portfolio managers at Third Avenue Management, discuss their portion of the Portfolio's performance over the annual period. Ian Lapey replaced Martin J. Whitman within Third Avenue Management as manager of this sleeve of the Portfolio on March 8, 2007.

At Third Avenue, we are long-term investors focused on well-capitalized companies, with strong management teams, trading at discounts to readily ascertainable net asset values. As such, we generally do not invest in the types of companies that were most severely hit by the summer credit crisis. Select holdings in our portion of the Portfolio were negatively affected, as the Russell 1000 Value Index was impacted by the downturn in financial services. However, in contrast to the Index, our portion of the Portfolio had a relatively modest exposure to the financial services sector.

Third Avenue's investment decisions are entirely bottom-up, not influenced by the macro-environment nor determined by sector or country bets. That said, our portion of the Portfolio benefited most during the annual period from overseas stocks, which were buoyed by positive international economic growth trends. Particularly helpful was exposure to Hong Kong, where the real estate market has flourished. On an individual stock basis, our portion of the Portfolio's top performer was South Korean metals & mining company POSCO, which benefited from robust steel prices and favorable global demand. Hang Lung Properties and Hutchison Whampoa, two Hong Kong companies, also performed well.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Conversely, Alamo Group, AVX and Radian Group detracted most from our portion of the Portfolio's results. Radian Group, a recent addition to the Portfolio, is a credit enhancement company that provides credit protection to mortgage lenders and other financial institutions. The company's share price was under pressure as result of the deteriorating U.S. residential mortgage market, but the company remains well capitalized. We were able to take advantage of market volatility to acquire shares at a substantial discount to our estimate of the long-term value of the business. Overall, we continue to believe in the strong fundamentals of the holdings in our portion of the Portfolio.

*  On November 21, 2006, the name of the Focused Multi-Cap Value Portfolio was changed to the Focused Value Portfolio.

**  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Value Portfolio Class A shares would be valued at $25,621. The same amount invested in securities mirroring the performance of the Russell 1000 Value Index would be valued at $17,877.

	Class A		Class B		Class C††
Focused Value Portolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	14.99%	21.99%	17.18%	21.18%	20.20%	21.20%
5 year return	17.30%	135.63%	17.73%	128.15%	17.94%	128.17%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	12.48%	171.79%	12.59%	158.24%	12.58%	158.08%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Value Portfolio Class A returned 14.99% compared to 10.83% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Mid-Cap Value Portfolio Class A returned 25.78% (before maximum sales charge) for the 12 months ended October 31, 2007. The Portfolio significantly outperformed its benchmark, the Russell Midcap Value Index, which posted a total return of 9.73% for the same period. The Portfolio also notably outperformed the Lipper Mid-Cap Value Funds category, representing its peer group, which gained 12.87% over the same period.*

Equity markets were characterized by significant shifts in perception over the 12 months. For investors, such shifts were not without risks, and sometimes opportunities. Perceptions, after all, form the basis of a critical element of the valuation process—namely, determining the discount rate to apply when valuing securities. The discount rate for valuing corporate shares has been at historical lows for over five years now, matching the level of interest rates that have also been at historical lows. Market strategists and prognosticators have attributed various reasons for the persistence of these historically low rates. Some claim a surfeit of liquidity caused by the three dominant central banks of the world—the U.S. Federal Reserve Board, the European Central Bank and the Bank of Japan—holding interest rates at historical lows. Others cite the lax credit standards of lending organizations, such as banks that have allowed speculators unprecedented access to credit, which, in turn, have caused discount rates to stay at low levels and valuations to remain high. To the Portfolio's advantage, mid-cap stocks outpaced both their large-cap and small-cap counterparts for the annual period, although within the mid-cap sector, growth stocks significantly outperformed value stocks.

For the Portfolio as a whole, overweighted allocations to materials and business services bolstered its results, as these areas produced positive returns. Further, a concentration within the financials sector on both U.S. and international companies related to the security exchanges industry, such as NYSE Euronext and NASDAQ Stock Market, boosted performance. Also, the Portfolio's emphasis on fundamentally strong companies helped, especially as the equity market moved to a higher quality tilt in the latter part of the fiscal year. From an individual stock perspective, strong positive contributors to performance included financial company Hong Kong Exchanges and Clearing and industrial company Martin Marietta Materials. Conversely, underweighted allocations to the strongly-performing utilities and energy sectors detracted from relative results. Disappointing individual positions in the Portfolio included business services firm YRC Worldwide, consumer services company MoneyGram International and consumer goods company Foot Locker.

Below, Peter Doyle and Team, portfolio managers at Kinetics Asset Management, Inc., discuss their portion of the Portfolio's performance over the annual period.

Our portion of the Portfolio was invested in a number of financial, utility, energy and infrastructure securities during the annual period. For some years, investors have shown an unwillingness to pay a premium for securities that appear to offer excellent long-term business prospects. This, we believe, has been due to an overwhelming emphasis on value investing as well as a pejorative view of companies with sustainable and significant growth opportunities. During this annual period, discount rates being applied to growth-oriented companies were high relative to their long-term business prospects, and our portion of the Portfolio was invested in these types of opportunities.

Helping relative results during the period was our portion of the Portfolio's ownership of a number of foreign companies, such as Beijing Capital International Airport and Hong Kong Exchanges and Clearing, whose businesses continued to demonstrate significant growth during the period. The business operations of these companies are

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

denominated in local currency, which boosted returns as the U.S. dollar weakened during the fiscal year and local currencies appreciated. Another strong performer for our portion of the Portfolio during the period was U.S. financial company CBOT Holdings. Those holdings that contributed the least to our portion of the Portfolio were Canadian financials firm BAM Investments, Brussels financials firm GPE Bruxelles and U.S. utilities company CMS Energy, the latter of which was the only position in our portion of the Portfolio to actually detract from performance during the annual period.

Overall, our portion of the Portfolio was focused on securities of companies that exhibited attractive qualities based on their own business operations. Despite the volatility experienced in the markets during the fiscal year, we continued to believe in the caliber of the businesses owned by our portion of the Portfolio. Furthermore, in our view, the interest rate cuts by the U.S. Federal Reserve Board late in the period served these holdings well.

*  The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Mid-Cap Value Portfolio Class A shares would be valued at $14,067. The same amount invested in securities mirroring the performance of the Russell Mid-Cap Value Index would be valued at $12,779.

	Class A		Class B		Class C††
Focused Mid-Cap Value Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	18.52%	25.78%	21.02%	25.02%	24.01%	25.01%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	16.40%	49.22%	17.63%	47.03%	18.75%	47.11%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 08/03/05; Class B 08/03/05; Class C 08/03/05.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

For the period ended October 31, 2007, the Focused Mid-Cap Value Portfolio Class A returned 18.52% compared to 9.73% for the Russell Mid-Cap Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Small-Cap Value Portfolio Class A produced a solid gain of 7.38% (before maximum sales charge) for the 12 months ended October 31, 2007. The Portfolio outperformed its broad-based benchmark, the Russell 2000 Value Index, which posted a total return of 2.05% for the same period. The Portfolio also outpaced the Lipper Small-Cap Value Funds category, representing its peer group, which advanced 6.26% over the same period.*

Several macroeconomic factors influenced the equity markets during the fiscal year, including steady corporate profit growth, gold prices hitting a multi-year high, and oil prices continuing to rise. Also, core inflation, a key indicator monitored by the Federal Reserve Board (the "Fed"), remained stable. Companies that do business overseas benefited from strong international economic growth trends and a weakening U.S. dollar. On the other hand, subprime mortgage problems created liquidity concerns in the U.S. credit markets and a significant downturn for financial services companies as well as the broader equity market over the summer of 2007. In the last six weeks of the fiscal year, two reductions by the Fed in the targeted federal funds rate, totaling 75 basis points, helped instill some confidence and prompted a notable equity market rally that enabled most U.S. stock indices to finish the annual period on a positive note. Within the Russell 2000 Value Index, materials and energy were the top-performing sectors for the 12 month period. Financials and consumer discretionary were the principal laggards.

For the Portfolio as a whole, holdings in business services and industrials contributed positively to its relative results. The Portfolio's performance also benefited from an emphasis on selecting stocks of higher quality, fundamentally strong companies, rather than on making sector bets. These higher quality securities were the kinds of stocks that investors increasingly favored during the last months of the fiscal year. On an individual stock basis, holdings in business services firm Genco Shipping & Trading and industrials company Cleveland-Cliffs helped the Portfolio's performance most. Conversely, an allocation to the poorly-performing consumer services area and an underweighted exposure to the strongly-performing industrials sector detracted from Portfolio results. Individual holdings in financials company Accredited Home Lenders Holding Co., consumer goods company Charming Shoppes and health care company Merit Medical Systems disappointed most. Finally, while the Portfolio performed quite well on a relative basis, its absolute returns were somewhat muted by smaller-cap stocks' underperformance of their larger-cap brethren for the fiscal year overall, and within the small-cap sector, the growth style's outperformance of value.

Below, Daniel Lew and Team, portfolio managers at AIG SunAmerica Asset Management, discuss their portion of the Portfolio's performance over the annual period.

Stock selection in the industrials, consumer discretionary and materials sectors helped our portion of the Portfolio's performance most. Having an underweighted position in financials, the worst-performing sector in the Russell 2000 Value Index during the period, also helped. Further boosting returns were overweighted allocations to the consumer staples and health care sectors. Top-performing individual holdings for the annual period included Genco Shipping & Trading (dry bulk shipping), Blue Coat Systems (business software), NovaGold Resources (gold exploration), Andersons (farm products) and Anixter International (electronics).

On the other hand, stock selection in the information technology and health care sectors detracted from our portion of the Portfolio's performance, particularly software & services and health care equipment & services companies. Having no exposure to the strongly-performing telecommunications services area also hindered results. Those individual stocks that disappointed most included Accredited Home Lenders Holding Co. (mortgage banking), Knight Capital Group (investment bank), Merit Medical Systems (medical instruments & supplies), MarineMax (specialty retailer) and W&T Offshore (oil & gas exploration).

*  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Small-Cap Value Portfolio Class A shares would be valued at $24,770. The same amount invested in securities mirroring the performance of the Russell 2000 Value Index would be valued at $27,127.

	Class A		Class B		Class C††
Focused Small-Cap Value Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	1.20%	7.38%	2.71%	6.65%	5.70%	6.68%
5 year return	16.28%	125.57%	16.68%	118.23%	16.93%	118.57%
10 year return	9.49%	162.80%	9.57%	149.51%	9.44%	146.37%
Since Inception*	9.13%	155.23%	9.20%	142.12%	9.07%	139.27%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Small-Cap Value Portfolio Class A returned 1.20% compared to 2.05% for the Russell 2000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Growth and Income Portfolio Class A returned 16.01% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's benchmark, the S&P 500 Index, which posted a total return of 14.56% for the same period. The Portfolio underperformed the Lipper Large-Cap Growth Funds category, representing its peer group, which posted 21.72% over the same period.*

Large-capitalization equities, as measured by the S&P 500 Index, posted strong gains for the fiscal year overall, despite considerable intra-period volatility and some challenging headwinds. Equities faced seemingly contradictory data about the strength of the U.S. economy, with concerns regarding inflationary pressures on the one hand and fears of an economic slowdown on the other. Higher oil prices, softening housing markets and modest real wage increases dampened the outlook for consumer discretionary spending, a major portion of total U.S. Gross Domestic Product (GDP). These concerns, exacerbated by subprime mortgage market turmoil, heightened over the summer when rapidly mounting credit concerns and a liquidity crisis took hold. Stocks sold off sharply in July and August. Beginning in mid-August, the Federal Reserve Board took measures in an effort to calm the capital markets, ultimately cutting the targeted federal funds rate in mid-September and then again on October 31. All tolled, large-capitalization equities benefited particularly in the latter stages of the annual period, as the market seemed to experience a shift in leadership that increasingly favored larger-sized, higher quality, "franchise growth" companies. The Portfolio's performance also benefited from this market shift, as its investment approach emphasizes stocks of higher quality, fundamentally strong companies.

For the Portfolio as a whole, a tilt toward growth stocks during much of the year helped its relative performance, as they outperformed value stocks across the capitalization spectrum. From a sector and industry perspective, underweighted allocations to financial services and consumer goods along with overweighted exposures to telecommunications and materials benefited Portfolio performance. Some of the Portfolio's best individual stock contributors were casino hotel Las Vegas Sands, fast-food restaurant giant McDonald's, computer manufacturers Dell and Apple, and mining companies Freeport-McMoRan Copper & Gold and Southern Copper. Integrated telephone company Level 3 Communications and cable TV operator Comcast detracted most from Portfolio performance. Overall, the Portfolio's annual results demonstrated that its stock-selection fundamentals provided a means to withstand volatile market conditions where quality is in favor..

Below, Thomas F. Marsico, portfolio manager at Marsico Capital Management, LLC, discusses Marsico's portion of the Portfolio's performance over the annual period.

Sector allocation is not a central facet of our portion of the Portfolio's construction, but rather is a residual of our stock selection process. That said, our portion of the Portfolio benefited during the period from having little exposure to the weakly-performing financials sector. At the same time, however, this positive was offset by the detracting effects of an overweighted allocation to consumer discretionary, which performed poorly, and underweighted positions in energy and materials, which were among the strongest performing sectors of the S&P 500 Index.

Stock selection was the primary factor contributing to our portion of the Portfolio's performance. Stock selection in the consumer discretionary sector was particularly strong, led by casino hotel operator Las Vegas Sands and restaurant company McDonald's. Other leading positive contributors to performance included information technology holding Apple, energy company Schlumberger and industrial giants General Dynamics and Lockheed Martin. Conversely, a position in biotechnology company Genentech detracted from results. So too did positions in FedEx, Lennar, Comcast and UBS, which each posted negative returns prior to being sold.

*  The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Growth and Income Portfolio Class A shares would be valued at $19,484. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $19,856.

	Class A		Class B		Class C††
Focused Growth and Income Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	9.36%	16.01%	11.19%	15.19%	14.27%	15.27%
5 Year Return	12.19%	88.52%	12.52%	82.37%	12.78%	82.44%
10 Year Return	6.90%	106.71%	6.98%	96.41%	6.83%	93.60%
Since Inception*	6.42%	98.11%	6.48%	87.93%	6.34%	85.39%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Growth and Income Portfolio Class A returned 9.36% compared to 14.56% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused International Equity Portfolio Class A advanced 22.37% (before maximum sales charge) for the 12 months ended October 31, 2007. While the Portfolio produced impressive absolute gains, it lagged on a relative basis its more broad-based benchmark, the MSCI EAFE Index, which posted a total return of 24.91% for the same period. The Portfolio also underperformed the Lipper International Large-Cap Growth category, representing its peer group, which gained 29.76% over the same period.*

International equity markets overall, as measured by the MSCI EAFE Index, outperformed the U.S. equity markets, as measured by the Russell 3000 Index.** Some believed that the business cycle within developed markets was dead and that growth in emerging markets provided a "super-cycle," which pushed material and resource prices upwards. Indeed, the prices of materials and resources were strong during the annual period, boosting the performance of the MSCI EAFE Index's energy and materials sectors toward the top of the leader board. That said, the MSCI EAFE Index's advance was broad based during the period, with each of its sector gaining ground. What can be stated is that economic data globally was mixed at best during the twelve months as growth continued with moderate inflation. European economies benefited from strong liquidity. U.K. indicators were generally positive, although its household sector was in record financial deficit expressed as a percentage of Gross Domestic Product. Japan's central bank issued a report reiterating positive prospects for sustainable growth.

For the Portfolio as a whole, positioning in the financial services group helped its relative results, while allocations to consumer services, hardware technology, health care, telecommunications and utilities detracted from performance. From a country perspective, both allocations to and selections within the U.K. and Hong Kong equity markets contributed positively to performance. The Portfolio also benefited from security selection in Brazil and India, especially within the financials sector of these markets. On the other hand, security selection in Japan hurt results. On an individual stock basis, Singapore's real estate and real estate financial services firm CapitaLand, Switzerland's pharmaceutical chemicals producer Lonza Group, and Hong Kong ports operator China Merchants Holdings were each strong performers for the fiscal year. Individual stock detractors included Japanese machinery & equipment company THK, French metal products manufacturer Vallourec, Japanese industrial machinery company SMC, South Korean cellular telephone provider SK Telecom, Japanese commercial bank Mitsubishi UFJ Financial Group, and Japanese eyeglasses manufacturer Hoya.

Below, David Herro and team, portfolio managers at The Oakmark Funds, discuss their portion of the Portfolio's performance over the annual period.

Our portion of the Portfolio had no exposure to the "hot" energy and materials sectors during the period, as we believed these sectors were significantly overpriced. We rejected the notion that the forces of supply and demand have been suspended. Rather, we believed that supply and demand remained key factors affecting prices.

We continued to focus on the out-of-favor sectors. We were aware of the challenges facing the global financial system during the annual period. However, we believe we were able to find attractive franchises in growth areas such as asset management, media, consumer products and pharmaceuticals at what we think are bargain prices. These businesses are characterized by strong cash generation and solid balance sheets as well as low valuations. In our opinion, these companies are far less attached to the business cycle than either the energy or materials sector and offer

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

both defensive and offensive qualities. While recent trends dampened our portion of the Portfolio's performance relative to the benchmark index over the annual period in that we missed what we believe to be a short-term spike caused by the belief in the "super-cycle," we believe we are well positioned for the medium and longer term.

During the annual period, the greatest contributors to our portion of the Portfolio's performance were positions in Japan, including Square Enix and Nikko Cordial. From an individual stock perspective, British Sky Broadcasting was the biggest contributor to results. Its shares advanced strongly, as the company continued to grow its pay-television market and maintain its successful strategy of cross-selling products in its broadband and telephony services. Low operating costs allowed British Sky Broadcasting to price aggressively and gain market share from competitors British Telecom and Virgin Media. Other strong individual performers for the period included the U.K.'s Diageo, Switzerland's Adecco and Germany's Bayerische Motoren Werke (BMW). Conversely, the greatest detractors from our portion of the Portfolio's relative performance were positions in Germany, including MLP. Other disappointments for the period included Japan's Rohm and South Korea's Samsung Electronics.

*  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused International Equity Portfolio Class A shares would be valued at $22,591. The same amount invested in securities mirroring the performance of the MSCI EAFE Index would be valued at $24,646.

	Class A		Class B		Class C††
Focused International Equity Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	15.31%	22.37%	17.62%	21.62%	20.60%	21.60%
5 Year Return	18.65%	149.43%	19.08%	141.47%	19.27%	141.36%
10 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	14.56%	139.65%	14.87%	130.66%	14.93%	130.35%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 11/01/01; Class B 11/01/01; Class C 11/01/01.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused International Equity Portfolio Class A returned 15.31% compared to 24.91% for the MSCI EAFE Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Technology Portfolio Class A returned 24.64% (before maximum sales charge) for the 12 months ended October 31, 2007. The fund posted impressive absolute performance, although it underperformed the Portfolio's benchmark, the NASDAQ 100 Index, which posted a total return of 29.83% for the same period. The Portfolio also underperformed the Lipper Science & Technology Funds category, representing its peer group, which advanced 27.98% over the same period.*

Internet and technology-related stocks experienced strong gains for the fiscal year ended October 31, 2007, even as the broad equity market underwent periodic concerns of a recession. Such strength was due, in large part, to revenue and earnings growth that was greater than that of both the overall economy and the broader equity market. Still, the technology sector had its downturns during the period. The technology sector began trending down after the middle of November 2006, as investors became increasingly concerned about a slowing economy and its effect on capital spending. As a result, consumers became more selective with purchase decisions, seeming to place their emphasis on price when shopping for products like LCD TVs, cell phones and video games. During the third quarter of 2007, when investors were focused on the subprime mortgage crisis, the NASDAQ 100 Index declined nearly 10% from its July peak to its mid-August low. The Federal Reserve Board's mid-September cut in the targeted federal funds rate was widely considered good news for stocks, but also highlighted questions about economic growth prospects. For technology companies, fears about a recession were reignited, and those companies dependent on the financial sector faced some real challenges. In October, technology stocks overall rallied strongly.

For the Portfolio as a whole, a rotation by the broad equity market into technology helped absolute returns. However, it actually hurt the fund's relative performance, as holdings in companies that utilize technology in general and the Internet in particular but have their prime business in non-technology product lines lagged in comparison. More specifically, Portfolio holdings in telecommunications companies and financial-related companies, which each have a technology-related bias to their prime businesses, detracted from the Portfolio's relative performance. The Portfolio's positions in Move, which provides real estate-related Internet websites, and The Knot, which provides wedding-related Internet content, detracted most. On the positive side, allocations to the computer hardware and consumer goods areas contributed positively to the Portfolio's results. Entertainment software company Electronic Arts and gaming manufacturer Nintendo were especially strong performers.

Below, Walter Price, Jr. and Team, portfolio managers at RCM, discuss their portion of the Portfolio's performance over the annual period.

Within the technology sector, our portion of the Portfolio's performance was helped most by an overweighted position in the Internet software & services industry. This was only partially offset by the detracting effect of an overweighted exposure to the energy group.

On a stock-specific basis, Nintendo, Research In Motion and Opsware contributed to our portion of the Portfolio's results. Nintendo benefited from the success of its new Wii game console. The wireless equipment company and maker of the BlackBerry, Research In Motion, experienced a particularly strong third quarter of 2007 fueled by industry analyst praise and domestic and international consumer demand for its smart phones. Opsware, a leading information technology automation company, also performed well. We sold the Portfolio's holdings in each of these companies during the period, as they had reached the near-term price targets we had set for them. Other strong performers in our portion of the Portfolio, which we continued to hold, included Suntech Power, NVIDIA, Google and Nokia.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Conversely, Energy Conversion Devices, an alternative energy generation company, was the biggest detractor from performance in our portion of the Portfolio during the annual period. Another weak performer was telecommunications equipment company Riverbed Technology, which experienced a particularly volatile third quarter of 2007 despite announcing second quarter profits. SanDisk, manufacturer of flash storage card products used in digital camera and other electronic systems, was also a detractor despite reporting solid third quarter 2007 results. Based on their prospects for 2008, we continued to hold each of these stocks in our portion of the Portfolio.

*  The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Technology Portfolio Class A shares would be valued at $5,875. The same amount invested in securities mirroring the performance of the NASDAQ 100 Index would be valued at $6,989.

	Class A		Class B		Class C††
Focused Technology Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	17.50%	24.64%	19.96%	23.96%	22.96%	23.96%
5 Year Return	21.35%	179.21%	21.79%	169.93%	22.06%	170.91%
10 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	(6.90)%	(37.68)%	(6.72)%	(40.40)%	(6.72)%	(40.40)%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 05/22/00; Class B 05/22/00; Class C 05/22/00.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Technology Portfolio Class A returned 17.50% compared to 29.83% for the NASDAQ 100 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused Dividend Strategy Portfolio Class A rose 19.96% (before maximum sales charge) for the 12 months ended October 31, 2007. This outperformed the Portfolio's first benchmark, the S&P 500 Index, which returned 14.56%, as well as its more broad-based and more value-oriented benchmark, the Russell 1000 Value Index, which posted a total return of 10.83% for the same period. The Portfolio also significantly outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which advanced 16.05% over the same period.*

Most major domestic equity indices trended higher over the fiscal year ended October 31, 2007, with growth stocks outperforming their value counterparts across the capitalization spectrum. Mid-cap growth equities performed best, but large-cap indices followed close behind, also posting strong double-digit results. For most of the fiscal year, a combination of strong corporate earnings, steady commodity prices, a burgeoning merger & acquisitions market and the possibility of another round of interest rate cuts drove stocks higher. However, the final months of the annual period were extremely volatile as several factors converged. There were increasing concerns about slowing growth for the U.S. economy due primarily to weakness in the housing and mortgage markets. In addition, inflation increasingly haunted investors as energy prices soared to record levels.

All tolled, the S&P 500 Index generated strong absolute returns for the annual period, led higher by the energy, materials and information technology sectors. Financials was the worst performing sector, followed by consumer discretionary and health care.

Below, Brendan Voege and Team, portfolio managers at AIG SunAmerica Asset Management, discuss the Portfolio's performance over the annual period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 of the highest dividend-yielding equity securities selected monthly from the Dow Jones Industrial Average and broader U.S. equity market. The Portfolio holds each stock in approximately equal percentage of its net assets, though due to changes in the market value of the stocks, it is likely that the weighting of the stocks held will fluctuate throughout the course of each month.

The Portfolio's quantitative model seeks high-quality stocks paying above-market-average dividend yields that meet its capitalization, independent ranking and other criteria. As a passively managed fund, we make no active sector decisions. That said, the Portfolio's underweighted exposure to the financials sectors helped its relative results. Overweighted positions in materials and telecommunications services proved beneficial as well. Stock selection in consumer discretionary and health care further helped the Portfolio's relative performance. The top-performing individual stocks for the Portfolio during the annual period included mining companies Southern Copper and Freeport-McMoRan Copper & Gold, business news media company Dow Jones & Co, commercial services firm ServiceMaster and energy leader Chevron.

On the other hand, security selection in the financials, consumer staples and energy sectors detracted. An overweighted allocation to the consumer discretionary sector and having no exposure to the information technology sector also hindered results. The primary individual stock detractors were apparel retailer Limited Brands, yellow and white pages directories publisher Idearc, onshore oil & gas drilling services company Patterson-UTI Energy, toy manufacturing giant Mattel, commercial bank Citigroup, and broadcasting company CBS Corp. Class A.

Importantly, for the fiscal period, the average dividend rate of the Portfolio holdings was 3.77% compared to the 1.78% average yield of the S&P 500 Index. Portfolio holdings that commanded the highest dividend rates included Frontline, Windstream, Regal Entertainment Group, Citigroup and Reynolds American.

*  The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $15,631. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $16,123.

	Class A		Class B		Class C††
Focused Dividend Strategy Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	13.08%	19.96%	15.27%	19.27%	18.19%	19.19%
5 Year Return	10.93%	78.21%	11.27%	72.55%	11.51%	72.44%
10 Year Return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.87%	65.81%	4.93%	57.21%	4.83%	55.80%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

†† Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2007, the Focused Dividend Strategy Portfolio Class A returned 13.08% compared to 14.56% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Focused StarALPHA Portfolio Class A returned 9.76% (before maximum sales charge) for the period from its inception on May 3, 2007 through October 31, 2007. This compares to the S&P 500 Index, the Fund's benchmark, which posted a total return of 5.21% for the same period.*

Focused StarALPHA Portfolio is unique among the SunAmerica Focused Series in that its investment mandate allows its portfolio managers to "go anywhere" with regard to investment style. The portfolio managers are not restricted to a specific investment style "box," and consequently are believed to be in a better position to capture "alpha", or the percentage measure of a portfolio's return in excess of the market index's return, adjusted for risk—regardless of the asset class or phase of the market cycle in favor. Clearly, since the Portfolio's inception, it generated a positive alpha, meaning that, overall, selections by the five managers of the Portfolio paid off with relatively larger additional performance gains as compared to the S&P 500 Index.

For the Portfolio as a whole, its style-agnostic approach, that emphasizes fundamentally strong companies, benefited from a general market shift during the period toward higher quality stocks. Also boosting the Portfolio's return were its holdings in non-U.S. securities, especially Asia (ex-Japan) equities. From an individual stock perspective, strong positive contributors to performance included financials companies ICICI Bank and Singapore Exchange Limited, computer software companies Google and EMC, business services companies SAF Simulation and Beijing Capital International Airport, and health care company Express Scripts. Portfolio positions in computer hardware and equipment companies Xerox and ON Semiconductor and oil refiner Valero Energy detracted from relative results.

Below, Peter Doyle and Team, portfolio managers at Kinetics Asset Management, Inc., discuss their portion of the Portfolio's performance from its inception through October 31.

Our portion of the Portfolio was invested in a number of financial, utility, energy and infrastructure securities during the annual period. For some years, investors have shown an unwillingness to pay a premium for securities that appear to offer excellent long-term business prospects. This, we believe, has been due to an overwhelming emphasis on value investing as well as a pejorative view of companies with sustainable and significant growth opportunities. During this period, discount rates being applied to growth-oriented companies were high relative to their long-term business prospects, and our portion of the Portfolio was invested in these types of opportunities.

Helping relative results during the period was our portion of the Portfolio's ownership of a number of foreign companies, such as Beijing Capital International Airport and Singapore Exchange Limited, whose businesses continued to demonstrate significant growth during the period. The business operations of these companies are denominated in local currency, which boosted returns as the U.S. dollar weakened and local currencies appreciated. Another strong performer for our portion of the Portfolio during the period was U.S. utility Reliant Energy. While all of the holdings in our portion of the Portfolio generated positive returns for the annual period, those holdings that contributed the least to our portion of the Portfolio's performance were Russian energy giant Gazprom, U.S. financials company NASDAQ Stock Market and Hong Kong financials firm The Link Real Estate Investment Trust.

Overall, our portion of the Portfolio was focused on securities of companies that exhibited attractive qualities based on their own business operations. Despite the volatility experienced in the markets during the fiscal year, we continued to believe in the caliber of the businesses owned by our portion of the Portfolio. Furthermore, in our view, the interest rate cuts by the U.S. Federal Reserve Board late in the period served these holdings well.

*  The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of the current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDEXES — (continued) (unaudited)

Since inception, $10,000 invested in Focused StarALPHA Portfolio Class A shares would be valued at $10,354. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $10,549.

	Class A		Class C
Focused StarALPHA Portfolio	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
Since Inception*	N/A	9.76%	N/A	9.52%

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 05/03/07; Class C 05/03/07.

#  For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio.

Since Inception on May 3, 2007, the Focused StarALPHA Portfolio Class A returned 9.76% (before maximum sales charge) compared to 5.21% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class C 1.00% Contingent Deferred Sales Charge (CDSC). The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Samuel M. Eisenstat

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Jeffrey S. Burum

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Steven Schoepke, Vice President

Cynthia Gibbons, Vice President and Chief
Compliance Officer

Gregory N. Bressler, Chief Legal Officer
and Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

Kathleen Fuentes, Assistant Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Matthew Hackethal, Anti-Money Laundering Compliance Officer

John E. Smith Jr., Assistant Treasurer

Investment Adviser

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

AIG SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA FOCUSED PORTFOLIOS

Information regarding how SunAmerica Focused Portfolios voted proxies relating to securities held in the SunAmerica Focused Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

The AIG SunAmerica Focused Portfolios

Distributed by:

AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
800-858-8850 x6003
www.sunamericafunds.com

Distributed by:

AIG SunAmerica Capital Services, Inc.

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before investing.

www.sunamericafunds.com

FOANN - 10/07

Item 2.           Code of Ethics

The SunAmerica Focused Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3.           Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.           Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2007
(a) Audit Fees	$304,071	$350,161
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$173,380	$185,864
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2006	2007
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)          The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not Applicable.

(g)         The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2007 and 2006 were $185,864 and $173,380, respectively.

(h)         Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.     Controls and Procedures.

(a)          An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Exhibits.

(a)          (1)          Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)          Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)          Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2008

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 8, 2008